UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

SCHEDULE 14A

_________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

New Horizon Aircraft Ltd.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

New Horizon Aircraft Ltd.
3187 Highway 35
Lindsay, Ontario, K9V 4R1
(613) 866-1935

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON December 17, 2024

To the Shareholders of New Horizon Aircraft Ltd.:

The annual meeting of shareholders (the “Annual Meeting”) of New Horizon Aircraft Ltd. (the “Company”) will be held exclusively online via the Internet on Tuesday, December 17, 2024, at 3:00 p.m. Eastern Time. The purposes of the meeting are:

1.      To re-elect two Class I directors (Proposal 1);

2.      To appoint MNP LLP as our auditor and independent registered public accounting firm for the fiscal year ending May 31, 2025 (Proposal 2);

3.      To approve certain changes to the New Horizon Aircraft Ltd. 2023 Equity Incentive Plan (Proposal 3);

4.      To approve, with or without variation, a special resolution, the full text of which is set forth in the accompanying proxy statement, authorizing amendments to the Notice of Articles and Articles of the Company, in one or more amendments, to: (a) attach special rights and restrictions to the Company’s Class A ordinary shares without par value (“Class A Ordinary Shares”) and (b) create a class of preferred shares, issuable in series, with special rights or restrictions attached thereto (“Preferred Shares”) (collectively, the “Amendment of Articles Resolution”) (Proposal 4); and

5.      To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors (the “Board”) has fixed the close of business on November 12, 2024 as the record date (the “record date”) for determining holders of our Class A Ordinary Shares entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. On the record date, there were 24,574,247 Class A Ordinary Shares issued and outstanding.

This year we are using the Internet as our primary means of furnishing proxy materials to shareholders. Accordingly, most shareholders will not receive printed copies of our proxy materials. We are instead mailing a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials and voting via the Internet (the “Notice”). This delivery method allows us to reduce the cost of delivery while also meeting our obligations to you, our shareholders, to provide information relevant to your continued investment in the Company. If you received the Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions in the Notice for requesting those materials. We encourage you to review the proxy materials and vote your shares.

The Notice of Annual Meeting of Shareholders and accompanying proxy statement for the Annual Meeting (the “proxy statement”) are being distributed or made available to shareholders on or about November 25, 2024.

The Annual Meeting will be presented exclusively online at https://www.cstproxy.com/newhorizonaircraft/2024. You will be able to attend the Annual Meeting online, vote your shares electronically and submit your questions to management during the Annual Meeting by visiting https://www.cstproxy.com/newhorizonaircraft/2024 and entering the 12-digit control number received with your proxy card or Notice of Internet Availability of Proxy Materials.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the Notice, the proxy statement and the proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, DECEMBER 17, 2024: The Company’s Notice of Annual Meeting of Shareholders, proxy statement and Annual Report on Form 10-K for the fiscal year ended May 31, 2024 are available at www.proxyvote.com.

By order of the Board of Directors,
/s/ Brandon Robinson
Brandon Robinson
Lindsay, Ontario	Chief Executive Officer
Date: November 25, 2024

NEW HORIZON AIRCRAFT LTD.
Proxy Statement
For the Annual Meeting of Shareholders
To Be Held on December 17, 2024

i

NEW HORIZON AIRCRAFT LTD.
3187 Highway 35
Lindsay, Ontario, K9V 4R1
(613) 866-1935

PROXY STATEMENT FOR THE
2024 ANNUAL MEETING OF SHAREHOLDERS
INTRODUCTION

2024 Annual Meeting of Shareholders

This proxy statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of New Horizon Aircraft Ltd. (“we,” “us,” or the “Company”), which will be held on Tuesday, December 17, 2024, at 3:00 p.m. Eastern Time virtually via the Internet at https://www.cstproxy.com/newhorizonaircraft/2024. You will need to enter the 12-digit control number received with your proxy card to enter the Annual Meeting via the online web portal.

By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically and submit your questions to management during the Annual Meeting.

Notice of Internet Availability

This Proxy Statement and our Annual Report on Form 10-K for the year ended May 31, 2024 (the “Annual Report”) are available to shareholders at www.proxyvote.com. On November 25, 2024, we will begin mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on (a) how to access and review this proxy statement and the Annual Report via the Internet and (b) how to obtain printed copies of this proxy statement, the Annual Report and a proxy card. The Notice also explains how you may submit your proxy over the Internet. If you received a Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

•        Proposal 1:    To re-elect two Class I directors nominated by our Board and named in this proxy statement to serve until our 2027 annual meeting of shareholders;

•        Proposal 2:    To appoint MNP LLP as our auditor and independent registered public accounting firm for the year ending May 31, 2025;

•        Proposal 3:    To approve certain changes to the New Horizon Aircraft Ltd. 2023 Equity Incentive Plan; and

•        Proposal 4:    To approve, with or without variation, a special resolution, the full text of which is set forth in the accompanying proxy statement, authorizing amendments to the Notice of Articles and Articles of the Company, in one or more amendments, to: (a) attach special rights and restrictions to the Company’s Class A ordinary shares without par value (“Class A Ordinary Shares”) and (b) create a class of preferred shares, issuable in series, with special rights or restrictions attached thereto (“Preferred Shares”) (collectively, the “Amendment of Articles Resolution”).

Our “named executive officers” in this Proxy Statement, as determined under applicable U.S. Securities and Exchange Commission (“SEC”) rules for smaller reporting companies like the Company, are:

•        Brandon Robinson, Chief Executive Officer;

•        Jason O’Neill, Chief Operating Officer; and

•        Brian Merker, Chief Financial Officer;

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

Questions and Answers about the Annual Meeting

Please see “Questions and Answers about the Annual Meeting” beginning on page 3 for important information about the proxy materials, voting, the Annual Meeting, Company documents, and communications. For information related to submitting shareholders’ proposals and director nominees for the 2025 annual meeting of shareholders, please see “Shareholder Proposals” beginning on page 44.

If you have any questions, require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Investor Relations
New Horizon Aircraft Ltd.
3187 Highway 35
Lindsay, Ontario, K9V 4R1
(613) 866-1935
IR@horizonaircraft.com

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these proxy materials?

You received these proxy materials because you owned Class A Ordinary Shares as of November 12, 2024, the record date for the Annual Meeting, and our Board is soliciting your proxy to vote at the Annual Meeting. This proxy statement describes matters on which we would like you to vote at the Annual Meeting. It also gives you information on these matters so that you can make an informed decision.

Why does the Company need to hold an annual meeting of shareholders?

The Annual Meeting is being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620 states that a listed company must have an annual shareholders’ meeting during each fiscal year. Further, pursuant to section 182 of the Business Corporations Act (British Columbia) (the “BCBCA”), companies are required to hold an annual general meeting of shareholders at least once each calendar year and not more than 15 months after the last annual general meeting.

How do I attend the Annual Meeting online?

We will host the Annual Meeting exclusively live online. Any shareholder can attend the Annual Meeting live online and submit questions during the meeting at https://www.cstproxy.com/newhorizonaircraft/2024. To enter the Annual Meeting, you will need the 12-digit control number included in your Notice or proxy card (if you received a printed copy of the proxy materials). Instructions on how to attend and participate online, including how to demonstrate proof of share ownership, are posted at https://www.cstproxy.com/newhorizonaircraft/2024. We encourage you to access the meeting prior to the start time. Online check-in will begin at 2:45 p.m., Eastern Time, and you should allow ample time for the check-in procedures.

Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. On the record date, there were 24,575,247 Class A Ordinary Shares issued and outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting on the matters described in this proxy statement. Each holder of Class A Ordinary Shares is entitled to one vote per Class A Ordinary Share held.

A list of shareholders entitled to vote at the Annual Meeting will be accessible for 10 days before the meeting at our principal place of business, 3187 Highway 35, Lindsay, Ontario, K9V 4R1, between the hours of 9:00 a.m. and 5:00 p.m. local time.

How do I vote my shares without attending the Annual Meeting?

If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. Shareholders of record may vote by using the Internet, by telephone or, if you received a proxy card by mail, by mail as described below. Shareholders of record also may attend the Annual Meeting virtually and vote during the Annual Meeting.

•        You may vote by using the Internet.    The address of the website for Internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on December 16, 2024, the day before the Annual Meeting. Easy-to-follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

•        You may vote by telephone.    The toll-free telephone number is noted on your proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on December 16, 2024, the day before the Annual Meeting. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

•        You may vote by mail.    If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope. Your proxy card must be received by the close of business on December 16, 2024, the day before the Annual Meeting.

•        You may vote in person.    You may attend the Annual Meeting in person and vote your shares at the Annual Meeting.

When you vote by any of the above methods, you appoint Brandon Robinson, our Chief Executive Officer as your representative (or proxyholder) at the Annual Meeting. By doing so, you ensure that your shares will be voted whether or not you attend the Annual Meeting. The proxyholder will vote your shares at the Annual Meeting as you have instructed them.

In addition, the proxyholder, in his discretion, is further authorized to vote (a) for the election of a person to the Board if a nominee named in this proxy statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

If you hold shares through a bank or broker (i.e., in “street name”), please refer to your Notice, proxy card or other information forwarded by your bank or broker to see which voting options are available to you.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend. If you desire to vote at the Annual Meeting and hold your shares in “street name,” however, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote virtually at the Annual Meeting.

How do I vote at the Annual Meeting?

We will be hosting the Annual Meeting live via webcast. Any shareholder can attend the Annual Meeting live online at https://www.cstproxy.com/newhorizonaircraft/2024. If you were a shareholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•        Instructions on how to attend and participate via the Internet, including how to demonstrate proof of share ownership, are posted at https://www.cstproxy.com/newhorizonaircraft/2024.

•        Assistance with questions regarding how to attend and participate via the Internet will be provided at https://www.cstproxy.com/newhorizonaircraft/2024 on the day of the Annual Meeting.

•        Webcast starts at 3:00 p.m., Eastern Time.

•        You will need your 12-digit control number to enter the Annual Meeting.

•        Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of shareholders as of the record date.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the shareholder of record of your shares, you may revoke your proxy in any one of three ways:

•        You may submit a subsequent proxy by using the Internet, by telephone or by mail with a later date;

•        You may deliver a written notice that you are revoking your proxy to the Company at 3187 Highway 35 Lindsay, Ontario, K9V 4R1; or

•        You may attend the Annual Meeting virtually and vote your shares at the Annual Meeting. Simply attending the Annual Meeting without affirmatively voting will not, by itself, revoke your proxy.

If you are a beneficial owner of your shares, you must contact the broker or other nominee holding your shares and follow their instructions for changing your vote.

Will there be a question and answer session during the Annual Meeting?

As part of the Annual Meeting, we will hold a Question and Answer (“Q&A”) session, during which we intend to answer questions from shareholders present at the Annual Meeting that are pertinent to the Company and the meeting matters, as time permits. Only shareholders of record as of the record date will be permitted to submit questions during the Annual Meeting. Each shareholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

•        irrelevant to the business of the Company or to the business of the Annual Meeting;

•        related to material non-public information of the Company, including the status or results of our business since our most recent Annual Report on Form 10-K;

•        related to any pending, threatened or ongoing litigation;

•        related to personal grievances;

•        derogatory references to individuals or that are otherwise in bad taste;

•        substantially repetitious of questions already made by another shareholder; or

•        out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the chairman of the Annual Meeting or Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct,” copies of which will be available for review at the Annual Meeting.

How many votes do you need to hold the Annual Meeting?

We will not hold the Annual Meeting unless a quorum of holders of 331/3 percent of the voting power of the outstanding shares of the Company entitled to vote at the meeting is represented in person or by proxy at the Annual Meeting. On the record date, there were 24,574,247 Class A Ordinary Shares entitled to 24,574,247 votes in the aggregate. Therefore, for us to have a quorum, shares entitled to 8,191,416 votes must be represented by shareholders present at the Annual Meeting or represented by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting in person and vote at that time. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present for the transaction of business. If a quorum is not present, the shareholders entitled to vote at the meeting, present or represented, will have the power to adjourn the meeting from time to time until a quorum shall be present or represented.

What matters will be voted on at the Annual Meeting?

The following matters are scheduled to be voted on at the Annual Meeting:

•        Proposal 1:    To re-elect two Class I directors nominated by our Board and named in this proxy statement to serve until our 2027 annual meeting of shareholders;

•        Proposal 2:    To appoint MNP LLP as our auditor and independent registered public accounting firm for the year ending May 31, 2025;

•        Proposal 3:    To approve certain changes to the New Horizon Aircraft Ltd. 2023 Equity Incentive Plan; and

•        Proposal 4:    To approve, with or without variation, the Amendment of Articles Resolution.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

What will happen if I do not vote my shares?

Shareholder of Record:    Shares Registered in Your Name. If you are the shareholder of record of your shares and you do not vote by proxy card, by telephone, via the Internet or virtually at the Annual Meeting, your shares will not be voted at the Annual Meeting.

Beneficial Owner:    Shares Registered in the Name of Broker or Bank. Brokers, banks or other nominees who hold our Class A Ordinary Shares for a beneficial owner in “street name” have the discretion to vote on “routine” proposals when they have not received voting instructions from the beneficial owner at least 10 days prior to the Annual Meeting. A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares. Under the rules that govern brokers that are voting shares held in street name, brokers have the discretion to vote those shares on routine matters but not on non-routine matters. Proposal 2 is the only routine matter in this proxy statement. Therefore, your broker has the discretion to vote your shares on Proposal 2 but does not have discretion to vote your shares on Proposals 1, 3, or 4.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the Annual Meeting in accordance with your wishes.

How may I vote for each proposal and what is the vote required for each proposal?

Proposal 1:    Re-election of Class I directors.

With respect to the election of the nominees for director, you may:

•        vote FOR the election of the two nominees for director;

•        WITHHOLD your vote for the two nominees for director; or

•        vote FOR the election of the two nominees for director except for one particular nominee.

Directors are elected by a majority of the votes cast at the Annual Meeting, meaning we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively for each director to be elected. Only votes cast FOR a nominee will be counted. An instruction to WITHHOLD authority to vote for a nominee will result in the nominee receiving fewer votes but will not count as a vote against the nominee. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Proposal 2:    To appoint MNP LLP as our auditor and independent registered public accounting firm for the year ending May 31, 2025.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 2. For Proposal 2 to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST Proposal 2 and will have no effect on the proposal.

Proposal 3:    To approve certain changes to the New Horizon Aircraft Ltd. 2023 Equity Incentive Plan.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 3. For Proposal 3 to be approved, we must receive a FOR vote from the holders of at least two thirds (2/3) of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST Proposal 3 and will have no effect on the proposal.

Proposal 4:    To approve, with or without variation, the Amendment of Articles Resolution.

You may vote FOR or AGAINST or ABSTAIN from voting on Proposal 4. For Proposal 4 to be approved, we must receive a FOR vote from the holders of at least two thirds (2/3) of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on the proposal. Abstentions and broker non-votes (if any) will not be counted FOR or AGAINST Proposal 4 and will have no effect on the proposal.

How does the Board recommend that I vote?

The Board recommends that you vote FOR each director nominee, and FOR Proposals 2, 3, and 4.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted:

•        Proposal 1:    FOR the re-election of each nominee for director; and

•        Proposal 2:    FOR the appointment of MNP LLP as our auditor and independent registered public accounting firm for the year ending May 31, 2025.

•        Proposal 3:    FOR the approval of certain changes to the New Horizon Aircraft Ltd. 2023 Equity Incentive Plan.

•        Proposal 4:    FOR the approval of the Amendment of Articles Resolution.

Could other matters be decided at the Annual Meeting?

We do not know of any other matters that may be presented for action at the Annual Meeting. The proxyholders, in their discretion, are further authorized to vote (a) for the election of a person to the Board if a nominee named in this proxy statement becomes unable to serve or for good cause will not serve, (b) on any matter that the Board did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made and (c) on other matters that may properly come before the Annual Meeting and any adjournments or postponements thereof.

What happens if a director nominee is unable to stand for election?

If a nominee is unable to stand for election, the Board may either:

•        reduce the number of directors that serve on the Board; or

•        designate a substitute nominee.

If the Board designates a substitute nominee, the proxyholders will exercise their discretion as described above and vote for the substitute nominee.

Who is paying for this proxy solicitation?

The accompanying proxy is being solicited by the Board. In addition to this solicitation, our officers, directors and employees may solicit proxies in person, by telephone, or by other means of communication. Officers, directors and employees will not be paid any additional compensation for soliciting proxies. In addition, we may also retain one or more third parties to aid in the solicitation of brokers, banks and institutional and other shareholders. We will pay for the entire cost of soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What happens if the Annual Meeting is postponed or adjourned?

Unless the polls have closed or you have revoked your proxy, your proxy will still be in effect and may be voted once the Annual Meeting is reconvened. However, you will still be able to change or revoke your proxy with respect to any proposal until the polls have closed for voting on that proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are expected to be announced at the Annual Meeting. Final voting results will be reported on a Current Report on Form 8-K filed with the SEC no later than four business days following the conclusion of the Annual Meeting.

How can I find the Company’s proxy materials and Annual Report on the Internet?

This proxy statement and the Annual Report are available at our corporate website at https://www.horizonaircraft.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.proxyvote.com.

How do I obtain a separate set of proxy materials if I share an address with other shareholders?

In some cases, shareholders holding their shares in a brokerage or bank account who share the same surname and address and have not given contrary instructions receive only one copy of the proxy materials. This practice is designed to reduce duplicate mailings and save printing and postage costs. If you would like to have a separate copy of the proxy statement or the Annual Report mailed to you or to receive separate copies of future mailings, please submit your request to the address or phone number that appears on your proxy card. We will deliver such additional copies promptly upon receipt of such request.

In other cases, shareholders receiving multiple copies of the proxy materials at the same address may wish to receive only one. If you would like to receive only one copy if you now receive more than one, please submit your request to the address or phone number that appears on your proxy card.

Can I receive future proxy materials and annual reports electronically?

Yes. This proxy statement and the Annual Report are available at our corporate website at https://www.horizonaircraft.com. Instead of receiving paper copies in the mail, shareholders can elect to receive an email that provides a link to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will save us the cost of producing and mailing documents to your home or business, will reduce the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.

Who can I contact if I have any questions?

If you have any questions, would like additional proxy materials or proxy cards, or need assistance in voting your shares, please contact Investor Relations, New Horizon Aircraft Ltd., by mail at 3187 Highway 35, Lindsay, Ontario, K9V 4R1, by telephone at (613) 866-1935 or by email at IR@horizonaircraft.com.

Can I submit a proposal for inclusion in the proxy statement for the 2025 annual meeting?

Our shareholders may submit proper proposals for inclusion in our proxy statement and for consideration at our 2025 annual meeting of shareholders by submitting their proposals in writing to the Secretary of the Company in a timely manner. Please see “Shareholder Proposals” beginning on page 44 for more information.

Can I submit a nomination for director candidates and proposals not intended for inclusion in the proxy statement for the 2025 annual meeting?

Our shareholders may nominate persons for election to the Board at the 2025 annual meeting of shareholders by delivering written notice of the nomination to the Secretary of the Company in a timely manner Please see “Shareholder Proposals” beginning on page 44 for more information.

Where can I obtain a copy of the Company’s Amended and Restated Bylaws?

A copy of our Articles provisions governing the notice requirements set forth above may be obtained by writing to the Secretary of the Company. Such requests and all notices of proposals and director nominations by shareholders should be sent to New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer.

EXPLANATORY NOTE

On January 12, 2024 (the “Closing Date”), the Company (f/k/a Pono Capital Three, Inc. (“Pono”)) consummated the previously announced business combination pursuant to that certain Business Combination Agreement, dated August 15, 2023 (the “Business Combination Agreement”), by and among the Company, Pono Three Merger Acquisitions Corp., a British Columbia company and wholly-owned subsidiary of Pono (“Merger Sub”), and Robinson Aircraft, Ltd. d/b/a Horizon Aircraft, a British Columbia company (“Horizon” or “Legacy Horizon”). On January 10, 2024, pursuant to the Business Combination Agreement, Pono was continued and de-registered from the Cayman Islands and redomiciled as a British Columbia company on January 11, 2024 (the “SPAC Continuance”). Pursuant to the Business Combination Agreement, on January 12, 2024, Merger Sub and Horizon were amalgamated under the laws of British Columbia (the “Business Combination”). On the Closing Date, and in connection with the closing of the Business Combination (the “Closing”), the Company changed its name to “New Horizon Aircraft Ltd.”

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL 1
ELECTION OF DIRECTORS

General

The Board is currently composed of five directors divided into three classes with staggered three-year terms as shown below.

Director Class	Directors in the Class	Annual Meeting at which Term of Office Expires
Class I	Trisha Nomura and John Pinsent	2024
Class II	Jason O’Neill and John Maris	2025
Class III	Brandon Robinson	2026

Jason O’Neill is the brother-in-law of Brandon Robinson. There are no other family relationships among any of our directors or executive officers.

Nominees for Re-Election as Class I Directors at the Annual Meeting

This year’s nominees for re-election to the Board as Class I directors are Trisha Nomura and John Pinsent. Ms. Nomura and Mr. Pinsent are each being nominated to serve until our 2027 annual meeting of shareholders, or until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. Each of the nominees is currently a member of our Board and has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected.

Name	Age	Positions and Offices Held with Company	Director Since(1)	Other Public Boards(2)
Trisha Nomura	45	Director	2024	1(3)
John Pinsent	64	Director	2024	1(4)

____________

(1)      Ms. Nomura was previously a director of Pono since 2023

(2)      Number of other boards of directors of public companies on which the director currently serves.

(3)      Ms. Nomura serves on the board of directors of Pono Capital Two, Inc.

(4)      Mr. Pinsent serves on the board of directors of Enterprise Group, Inc. which is listed on the Toronto Stock Exchange.

Below is additional information about the nominees as of the date of this proxy statement, including business experience, public company director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused our nominating and corporate governance committee and our Board to determine that he should continue to serve as one of our directors.

Trisha Nomura has served as independent director and chairperson of the Audit Committee of New Horizon since the Business Combination. Ms. Nomura served as an independent director of Pono and was the chairperson of Pono’s Audit Committee prior to the Business Combination. She currently serves as an independent director of Pono Capital Two, Inc. (Nasdaq: PTWO). Since July 2018, Ms. Nomura has owned a consulting firm, Ascend Consulting, LLC. Prior to opening her own firm, Ms. Nomura worked in both public accounting and private industry. Ms. Nomura was the Chief Operating Officer of HiHR from July 2015 to December 2016, and the Vice President of Strategic Services from May 2014 to July 2015. Ms. Nomura also served as the Chief People Officer of ProService Hawaii from January 2017 to June 2018. Ms. Nomura began volunteering with the HSCPA in 2010 through the YCPA Squad, has been the Treasurer of Kaneohe Little League since 2013, and is a member of the AICPA, where she was selected to attend the Leadership Academy, has served as an at-large Council member and also served on the Association Board of Directors. Ms. Nomura is a CPA, not in public practice, and a CGMA. She is a graduate of Creighton University, where she obtained her Bachelor of Science in Business Administration in accounting, and of the University of Hawaii at Manoa, where she earned her Master of Accountancy degree. Ms. Nomura’s consulting, accounting and management skills and knowledge make her an important addition to our Board.

John Pinsent has served as an independent director of New Horizon since the Business Combination. In 2004. Mr. Pinsent founded St. Arnaud Pinsent Steman Chartered Professional Accountants (“SPS”), a chartered professional accounting firm based out of Edmonton, Alberta, Canada. Before founding SPS, Mr. Pinsent worked for ten years at Ernst & Young LLP, earning his Chartered Accountants designation in 1996. From 1986 to 1994, Mr. Pinsent served as the Controller and Vice President Finance of an Alberta based international retail organization. Mr. Pinsent earned his Bachelor of Education and Bachelor of Commerce (AD) degrees at the University of Alberta, has an ICD.D designation from the Institute of Corporate Directors and became an FCPA in 2013. Mr. Pinsent serves as a board member of Enterprise Group, Inc., a Toronto Stock Exchange listed company that provides specialized equipment and services in the build out of infrastructure for energy, pipeline, and construction industries. He also sits on the board of directors of several private companies and supports numerous non-profit and philanthropic initiatives. He has experience serving as board and audit committee chairs and has extensive experience in compliance and corporate governance in the public markets. Mr. Pinsent’s experience providing accounting, audit, tax and business advisory services, along with his public company and board experience, make him an important addition to our Board.

Required Vote and Recommendation of the Board for Proposal 1

The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the election of our directors. Directors are elected by a majority of the votes cast at the Annual Meeting, meaning we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively for each director to be elected. You may vote FOR or WITHHOLD on each nominee for election as director. Only votes cast FOR a nominee will be counted. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 1 FOR the election of Ms. Nomura and Mr. Pinsent to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD with respect to the election of a Class I director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

The Board unanimously recommends that you vote FOR the election of
Trisha Nomura and John Pinsent to the Board.

Continuing Directors Not Standing for Election at the Annual Meeting

Certain information about those directors whose terms do not expire at the Annual Meeting and who will otherwise continue to serve on the Board is furnished below, including their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the nominating and corporate governance committee and the Board to determine that the directors should serve as one of our directors. The age of each director as of the record date is provided in the following table.

Name	Age	Positions and Offices Held with Company	Director Since	Other Boards(1)
Jason O’Neill	47	Chief Operating Officer and Director	2024	None
John Maris	66	Director	2024	None
Brandon Robinson	45	Chief Executive Officer and Director	2024	None

____________

(1)      Number of other boards of directors of public companies on which the director currently serves.

Class II Directors (Terms Expire in 2025)

Jason O’Neill has served as Chief Operating Officer and as a member of the Board of New Horizon since the Business Combination. Mr. O’Neill previously served as Horizon’s Chief Operating Officer since January 2019. Mr. O’Neill has more than 20 years of experience in senior roles scaling tech-based start-ups. Prior to joining Horizon, Mr. O’Neill worked at Centtric as the Director of Product and Strategy for 13 years. Most recently he served as the Director of Product and Data for Thoughtwire for nearly 10 years. Mr. O’Neill’s previous organizations were focused on problem solution, leveraging leading edge computer-based technologies. Mr. O’Neill attended both the University of Toronto and the University of Waterloo. Mr. O’Neill is qualified to serve on our board based on his operational experience scaling businesses, as well as his historical experience as Chief Operating Officer of Horizon.

John Maris has served as an independent director of New Horizon since the Business Combination. Dr. Maris has served as the Chief Executive Officer of Advanced Aerospace Solutions, LLC (“Advanced Aerospace”), a privately held business that provides consulting services in the aerospace industry, since 2008. At Advanced Aerospace, Dr. Maris has served as the principal flight-test investigator and test pilot for NASA’s Traffic Aware Strategic Aircrew Request (TASAR) technology. Since 1995, Dr. Maris has also served as President and Chief Executive Officer of Marinvent Corporation, a company established to develop procedures and technologies to increase the efficiency and reduce the risk of aeronautical programs, including the Electronic Flight Bag (EFB) technology. Dr. Maris also founded Maris Worden Aerospace in 1986. From 1993 to 1995, Dr. Maris served as the Mobile Servicing System Control Equipment Manager for the International Space Station for the Canadian Space Agency. From 1983 to 1993, Mr. Maris was a project officer and experimental test pilot for the Canadian Department of National Defense. In 1983, Dr. Maris enlisted in the Royal Canadian Air Force and graduated from the United States Air Force Test Pilot Course at Edwards Air Force Base in California in 1989. Dr. Maris subsequently served four years as Project Officer and Experimental Test Pilot at the Aerospace Engineering Test Establishment at Cold Lake, Alberta. In 1995, holding the rank of Major, Dr. Maris retired from the Canadian Forces to devote full-time to Marinvent Corporation. Dr. Maris earned a B.Sc. in Aeronautical Engineering at the Imperial College of Science and Technology at London University in 1979, and subsequently earned a Master of Aeronautical Science degree in 1982 and a Master of Aviation Management degree in 1983, both with Distinction from Embry-Riddle Aeronautical University (ERAU) at Daytona Beach, Florida. In 2017, Dr. Maris received his Ph.D. from ERAU, earning his doctorate in Aviation Safety and Human Factors. In 2018 he was granted Affiliate Professor status at Concordia University in Montréal. Dr. Maris sits on a number of the Concordia University’s boards and is also on the Centre technologique en aérospatiale board. Dr. Maris’ vast experience in the aerospace industry, both as a pilot and entrepreneur, makes him an important addition to our Board.

Class III Director (Term Expires in 2026)

Brandon Robinson has served as the Chief Executive Officer and as a member of the Board of New Horizon since the Business Combination, and previously served as the founder and Chief Executive Officer of Horizon and led the Horizon team since its inception in 2013. He has dedicated his life to aviation, initially as a CF-18 pilot in the Canadian Armed Forces (CAF) before moving into large scale military capital projects. Upon leaving the CAF, Mr. Robinson, discovered his passion for the Advanced Air Mobility movement. Mr. Robinson serves on the Board of Directors of the Ontario Aerospace Council. Mr. Robinson has a Bachelor of Mechanical Engineering from Royal Military College, an MBA from Royal Roads University, has co-authored several successful aerospace patents, and holds an Airline Transport Pilots License. His deep operational experience alongside a passion for technical innovation has propelled Horizon to the forefront of the Advanced Air Mobility movement. We believe that Mr. Robinson, given his extensive experience as a front-line fighter pilot, mechanical engineering knowledge and adept managing acumen, is qualified to serve as a member of our Board due to the unique combination of skills he brings as our co-founder and Chief Executive Officer.

CORPORATE GOVERNANCE

Independent Directors

The Board has determined that each of the directors (other than Mr. Robinson and Mr. O’Neill) qualify as an independent director, as defined under the Nasdaq Stock Market LLC Rules (the “Nasdaq Listing Rules”), and the Board consists of a majority of “independent directors,” as defined under the rules of the SEC and the Nasdaq Listing Rules relating to director independence requirements. In addition, UHG is subject to the rules of the SEC and Nasdaq relating to the membership, qualifications, and operations of the Audit Committee, as discussed below.

Board Committees

The Board has three standing committees: an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”), and a nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). Each of the committees report to the Board.

Each current member of each committee of the Board qualifies as an independent director in accordance with the Nasdaq Listing Rules described above and SEC rules and regulations. Each committee of the Board has a written charter approved by the Board. Copies of the charters for our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are posted in the “Investors” section of our website at https://horizonaircraft.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

The following table provides the current membership of the committees of the Board and meeting information for each of the committees of the Board.

Committee	Chair	Other Members
Audit Committee	Trisha Nomura	John Maris and John Pinsent
Compensation Committee	John Pinsent	Trisha Nomura and John Maris
Nominating and Corporate Governance Committee	John Maris	Trisha Nomura and John Pinsent

The primary responsibilities of each committee are described below.

Audit Committee

Our Audit Committee consists of Ms. Nomura, Mr. Maris, and Mr. Pinsent, with Ms. Nomura serving as the chairperson of the Audit Committee. Under the Nasdaq Listing Rules, applicable SEC rules and the BCBCA, we are required to have at least three members of the Audit Committee, and under the Nasdaq Listing Rules and applicable SEC rules, all of such members must be independent. Ms. Nomura, Mr. Maris, and Mr. Pinsent each meet the independent director standard under the Nasdaq Listing Rules and under Rule 10A-3(b)(1) of the Exchange Act. Our Audit Committee held one meeting during the fiscal year ended May 31, 2024.

The Board has determined that Ms. Nomura qualifies as an Audit Committee financial expert within the meaning of SEC regulations and all members meet the financial sophistication requirements of the Nasdaq Listing Rules. Both our independent registered public accounting firm and management periodically meet privately with the Audit Committee.

The primary functions of the Audit Committee include, among other things:

•        selecting a qualified firm to serve as the auditor and independent registered public accounting firm to audit our financial statements;

•        helping to ensure the independence and performance of the auditor and independent registered public accounting firm;

•        discussing the scope and results of the audit with the auditor and independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing policies on risk assessment and risk management;

•        reviewing related party transactions;

•        obtaining and reviewing a report by the auditor and independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•        approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the auditor and independent registered public accounting firm.

Compensation Committee

Mr. Pinsent, Ms. Nomura, and Mr. Maris serve as members of our Compensation Committee, with Mr. Pinsent serving as the chairperson of the Compensation Committee. Under the Nasdaq Listing Rules and applicable SEC rules, our Compensation Committee must consist of all independent members. The Board has determined that Mr. Pinsent, Ms. Nomura, and Mr. Maris are each non-employee directors, as defined in Rule 16b-3 promulgated under the Exchange Act and satisfy the independence requirements of Nasdaq. Our Compensation Committee held no meetings during the fiscal year ended May 31, 2024.

The Compensation Committee makes recommendations to the Board and reviews and approves our compensation policies and all forms of compensation to be provided to our directors and executive officers, including, among other things, annual salaries, bonuses, equity incentive awards and other incentive compensation arrangements. In addition, our Compensation Committee administers the New Horizon Aircraft Ltd. 2023 Equity Incentive Plan (the “2023 Equity Incentive Plan”), including granting stock options or awarding shares of restricted stock or restricted stock units to our directors and executive officers. Our Compensation Committee also reviews and approves employment agreements with executive officers and other compensation policies and matters. Our Compensation Committee has the authority to delegate to its subcommittees such power and authority as it deems appropriate to the extent consistent with our governing documents, laws, regulations or listing standards. See the section entitled “Executive Compensation — Compensation Committee” for more information.

In accordance with Nasdaq Listing Rules and our Compensation Committee charter, our Compensation Committee has the authority and responsibility to retain or obtain the advice of compensation consultants, legal counsel and other compensation advisors, the authority to direct the Company to pay such advisors and the responsibility to consider the independence factors specified under applicable law and any additional factors the compensation committee deems relevant.

Specific responsibilities of our Compensation Committee include:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

•        reviewing and approving the compensation of our other executive officers;

•        reviewing and recommending our Board the compensation of our directors;

•        reviewing our executive compensation policies and plans;

•        reviewing and approving, or recommending that our Board approve, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for our executive officers and other senior management, as appropriate;

•        administering our incentive compensation equity-based incentive plans;

•        selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        if required, producing a report on executive compensation to be included in our annual proxy statement;

•        reviewing and establishing general policies relating to compensation and benefits of our employees; and

•        reviewing our overall compensation philosophy.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Mr. Maris, Ms. Nomura and Mr. Pinsent, with Mr. Maris serving as the chairperson of the Nominating and Corporate Governance Committee. Under the Nasdaq Listing Rules and applicable SEC rules, our Nominating and Corporate Governance Committee must consist of all independent members. Mr. Maris, Ms. Nomura and Mr. Pinsent meet the independent director standard under the Nasdaq Listing Rules. Our Nominating and Corporate Governance Committee held no meetings during the fiscal year ended May 31, 2024.

The primary functions of the Nominating and Corporate Governance Committee include, among other things:

•        identifying, evaluating and selecting, or recommending that our Board approve, nominees for election to our Board;

•        evaluating the performance of our Board and of individual directors;

•        reviewing developments in corporate governance practices;

•        evaluating the adequacy of our corporate governance practices and reporting;

•        reviewing management succession plans; and

•        developing and making recommendations to our Board regarding corporate governance guidelines and matters.

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including having a general understanding of the Company’s industry and market. Our Nominating and Corporate Governance Committee also considers other factors it deems appropriate.

In evaluating potential nominees to the Board, the Nominating and Corporate Governance Committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experience can enhance the effectiveness of the Board. Accordingly, as part of its evaluation of each candidate, the Nominating and Corporate Governance Committee considers that candidate’s background, experience, qualifications, attributes and skills that may complement, supplement or duplicate those of other prospective candidates and current directors.

When there is a vacancy on the Board, the Nominating and Corporate Governance Committee will be responsible for considering various potential candidates for director. Our Nominating and Corporate Governance Committee will consider bona fide candidates from all relevant sources, including current Board members, professional search firms, shareholders and other persons. The Nominating and Corporate Governance Committee will conduct any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee will meet to discuss and consider such candidates’ qualifications and then select a nominee for recommendation to the Board by majority vote.

Our Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders and evaluate them using the same criteria as candidates identified by the Board or the Nominating and Corporate Governance Committee for consideration. If one of our shareholders wishes to recommend a director candidate for consideration by the Nominating and Corporate Governance Committee, the shareholder recommendation should be delivered to the chair of the Nominating and Corporate Governance Committee at our principal executive offices, and must include information regarding the candidate and the shareholder making the recommendation as required by our Articles. See “Shareholder Proposals” for more information.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of the Company and its shareholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes.

Board Diversity

The following table summarizes certain self-identified characteristics of our directors, in accordance with Nasdaq Listing Rules 5605(f) and 5606. Each term used in the table has the meaning given to it in the rule and related instructions.

New Horizon Aircraft Ltd. Board Diversity Matrix as of November 12, 2024
Total Number of Directors	5
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	—	—
Part II: Demographic Information
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	—	4	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	—

Board Meetings and Attendance

The Board held one meeting during the fiscal year ended May 31, 2024. During the fiscal year ended May 31, 2024, each incumbent member of the Board attended 75% or more of the aggregate of (a) the total number of Board meetings held during the period of such member’s service and (b) the total number of meetings of all committees on which such member served, during the period of such member’s service.

Director Attendance at Annual Meetings of Shareholders

Directors are encouraged, but not required, to attend our annual shareholder meetings. We did not hold an annual meeting of shareholders in 2023. Pono held a special meeting of its shareholders prior to the Business Combination in January 2024.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has ever been an executive officer or employee of either Pono or Legacy Horizon. None of our executive officers currently serve, or have served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers that serves as a member of the Board or Compensation Committee of the Company.

Board Leadership Structure

The Company recognizes that different Board leadership structures may be appropriate for the Company during different periods of time and under different circumstances. As such, the Board reviews its leadership structure periodically and considers a variety of structures that may be appropriate. The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate, and Company policies do not require a Chairman of the Board. The Board believes that it should have the flexibility to decide from time to time in a manner that is in the best interests of the Company and its shareholders at the time of such determination. When assessing its leadership structure, the Board considers a range of factors, including: the composition of skills, experience, perspectives and qualifications of directors; the performance of directors in leadership roles, both at the Company Board and at other boards of directors; the specific needs and circumstances of the Company during a given time period; investor feedback; and practices at other companies. This leadership structure also allows our Chief Executive Officer to focus his time and energy on operating and managing the Company, and leverages the experiences and perspectives of all of the Company’s directors. The Board currently does not have a Chairman of the Board.

Our directors meet at regularly scheduled executive sessions without management present, usually in conjunction with regularly scheduled Board meetings. In addition, at least once each year the independent directors meet in executive session without any other persons present. One of our independent directors is chosen by the directors at each such session of independent directors to preside over the session.

The Board’s Role in Risk Oversight

One of the key functions of the Board is informed oversight of the Company’s risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, and the Audit Committee has the responsibility to consider and discuss the Company’s major financial risk exposures and the steps its management should take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee assesses and monitors whether the Company’s compensation plans, policies and programs comply with applicable legal and regulatory requirements.

We face a number of risks, including cybersecurity risks and those other risks described under the section titled “Risk Factors” included in our Annual Report on Form 10-K filed with the SEC on August 15, 2024. Our Audit Committee is responsible for overseeing the steps management has taken with respect to cybersecurity risk exposure. As part of this oversight, our Audit Committee receives regular reports from our management, including our Chief Information Security Officer and Chief Executive Officer on cybersecurity risk exposure and the actions management has taken to limit, monitor or control such exposures.

Employee, Officer and Director Hedging; Insider Trading; 10b5-1 Plans and Pledging

Our Board has adopted an insider trading policy to promote compliance with federal, state and foreign securities laws that prohibit certain persons who are aware of material nonpublic information about a company from: (i) trading in securities of that company; or (ii) providing material nonpublic information to other persons who may trade on the basis of that information.

Our insider trading policy prohibits our Board members, officers, employees and consultants from engaging in transactions involving options on our securities, such as puts, calls and other derivative securities, whether on an exchange or in any other markets. Our insider trading policy also prohibits our Board members, officers, employees and consultants from purchasing Company securities on margin, borrowing against Company securities held in a margin account, or pledging Company securities as collateral for a loan.

Our insider trading policy permits our executive officers and directors to enter into trading plans established according to Section 10b5-1 of the Exchange Act. These plans may include specific instructions for a broker to exercise vested options and sell our Class A Ordinary Shares on behalf of the executive officer or director at certain dates if our share price is above a specified level or both. Under these plans, the executive officer or director no longer has control over the decision to exercise and sell the securities in the plan, unless he or she amends or terminates the trading plan during a trading window. The purpose of these plans is to enable executive officers and directors to recognize the value of their compensation and diversify their holdings of our Class A Ordinary Shares during periods in which the executive officer or director would be unable to sell our Class A Ordinary Shares because material information about us had not been publicly released.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees. A copy of our code of ethics posted on the “Corporate Governance — Governance Documents” portion under the “Investors” tab of our website at https://www.horizonaircraft.com. Information contained on or accessible through our website is not a part of this proxy statement, and the inclusion of our website address in this proxy statement is an inactive textual reference only. We also intend to disclose future amendments to, or waivers of, its code of ethics, as and to the extent required by SEC regulations, on our website. We expect that any amendments to the Code of Ethics, or any waivers of its requirements, will be disclosed on our website.

Limitation of Liability and Indemnification of Directors and Officers

Under the BCBCA, a director of a company is jointly and severally liable to restore to the company any amount paid or distributed as a result of paying dividends, commissions and compensation, among other things, contrary to the BCBCA. A director of a company will not be found liable under the BCBCA if the director relied, in good faith, on (i) financial statements of the company represented to the director by an officer of the company or in a written report of the auditor of the company to fairly reflect the financial position of the Company, (ii) a written report of a lawyer, accountant, engineer, appraiser or other person whose profession lends credibility to a statement made by that person, (iii) a statement of fact represented to the director by an officer of the company to be correct, or (iv) any record, information or representation that the court considers provides reasonable grounds for the actions of the director, whether or not the record was forged, fraudulently made or inaccurate, or the information or representation was fraudulently made or inaccurate. Further, a director of a company is not liable under the BCBCA if the director did not know and could not reasonably have known that the act done by the director or authorized by resolution voted for or consented to by the director was contrary to the BCBCA.

We have purchased and intend to maintain director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to the Company, including matters arising under the Securities Act.

Our Articles provide that, subject to the BCBCA, we must indemnify all current, former or alternate directors, and such person’s heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and we must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding. Each director and alternate director is deemed to have contracted with us on the terms of indemnity contained in our Articles. In addition, we may indemnify any other person in accordance with the BCBCA.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceedings that may result in a claim for such indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling the combined company, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Communications to the Board

Shareholders and other parties interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director or to the independent directors generally, care of New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer. The Compliance Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If the Compliance Officer deems a communication to be appropriate, they will forward it, depending on the subject matter, to the Chairman of the Board, the chair of a committee of the Board, the full Board or a particular director, as appropriate.

Director Compensation

Decisions regarding the compensation to be paid to the members of our Board, if any, are determined and/or ratified by the Board with recommendations given by the Compensation Committee. Non-employee directors are compensated with a combination of cash and shares. Additionally, we provide reimbursement to our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and its committees. Directors may also receive equity awards from time to time. The directors who also serve as an employee of the Company do not receive additional compensation for their service as a director.

Director Compensation Table for Year Ended May 31, 2024

The following table sets forth information regarding compensation earned during the fiscal year ended May 31, 2024 by each of our non-employee directors who served as a director of the Company during that time, which consists of cash retainers and stock awards:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)		All Other Compensation ($)	Total ($)
Trisha Nomura	12,500	(1)	12,500	(1)	—	25,000	(1)
John Maris	10,000	(2)	10,000	(2)	—	20,000	(2)
Joh Pinsent	10,000	(2)	10,000	(2)	—	20,000	(2)

____________

(1)      Expressed in USD $.

(2)      Expressed in CAD $.

PROPOSAL 2

APPOINTMENT OF AUDITOR AND INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Appointment of MNP LLP

The Audit Committee of the Board has selected MNP LLP (“MNP”), an independent registered public accounting firm, as our independent auditors for the year ending May 31, 2025, and has further directed that management submit the selection of independent auditors for ratification by the shareholders at the Annual Meeting. MNP has served as our auditor and independent registered public accounting firm since April 3, 2024. (the “Audit Change Effective Date”).

Representatives of MNP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

If the shareholders fail to approve the selection, the Audit Committee of the Board will reconsider whether or not to continue to retain MNP. If the appointment is approved, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

Change in Our Auditor and Independent Registered Accounting Firm in April 2023

On April 2, 2024, the Audit Committee of the Board approved the appointment of MNP, effective as of the Audit Change Effective Date, as the Company’s auditor and independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended May 31, 2024. Accordingly, Marcum LLP (“Marcum”), the independent registered public accounting firm of Pono prior to the Business Combination, was informed on April 2, 2023 that it would be replaced by MNP as the Company’s auditor and independent registered public accounting firm.

Marcum’s report on the Company’s financial statements as of December 31, 2023 and December 31, 2022 and for the year ended December 31, 2023 and for the period from March 11, 2022 (inception) through December 31, 2022 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2023 and December 31, 2022, and the subsequent period through the Auditor Change Effective Date, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions to Item 304 of Regulation S-K under the Exchange Act) with Marcum on any matter of accounting principles or practices, financial statement disclosures or audit scope or procedures, which disagreements if not resolved to Marcum’s satisfaction would have caused Marcum to make reference thereto in its reports on the consolidated financial statements for such years.

During the years ended December 31, 2022 and December 31, 2021, and the subsequent interim period through the Auditor Change Effective Date, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

During the fiscal years ended December 31, 2023 and 2022, May 31, 2024, and through the date of this proxy statement, neither the Company nor anyone acting on our behalf of the Company consulted MNP with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company by MNP that MNP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1)(v) of Regulation S-K.

Required Vote and Recommendation of the Board for Proposal 2

For the selection by the Audit Committee of MNP as the auditor and independent registered public accounting firm of the Company for the year ending May 31, 2025 to be approved, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on Proposal 2. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted FOR Proposal 2 at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal. Brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of MNP will have discretionary voting authority with respect to this matter.

The Board unanimously recommends that you vote FOR Proposal 2.

Independent Registered Public Accounting Firm’s Fees and Services

As described above, MNP was appointed as our auditor and independent registered accounting firm in April 2024, upon the dismissal of Marcum.

The following table presents the aggregate fees billed by MNP and Marcum for services performed during the fiscal years ended May 31, 2024 and 2023. These fees are categorized as audit fees, audit-related fees, tax fees and all other fees. The nature of the services provided in each category is described following the tables.

Fees Paid to Independent Registered Public Accounting Firm

The following table provides information regarding the fees billed by MNP for the fiscal year ended May 31, 2024 (000’s CAD).

2024
Audit Fees(1)	$145
Audit-Related Fees(2)	$—
Tax Fees(3)	$35
All Other Fees(4)	$—

Fees Paid to Prior Independent Registered Public Accounting Firm

The following table provides information regarding the fees billed by the Company’s previous independent registered public accounting firm, Marcum, for the fiscal year ended May 31, 2024 and 2023 (000’s CAD).

	2024	2023
Audit Fees(1)	$271	$146
Audit-Related Fees(2)	$55	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—

____________

(1)      Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)      Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)      Tax Fees.    Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)      All Other Fees.    All other fees consist of fees billed for all other services.

Pre-Approval Policies and Procedures of the Audit Committee

Pono’s audit committee was formed upon the consummation of its initial public offering. As a result, Pono’s audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of the audit committee were approved by the Pono board of directors. Since the formation of the Pono audit committee, the audit committee pre-approved all auditing services and permitted non-audit services to be performed for it by its auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Pono’s audit committee’s policy was to pre-approve all audit and permissible non-audit services provided by its independent registered public accounting firm, the scope of services provided by its independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Pono’s independent registered public accounting firm and management were required to periodically report to the audit committee regarding the extent of services provided by its independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Upon the consummation of the Business Combination, our Audit Committee adopted its committee charter that sets forth the authority and procedures pursuant to which the Audit Committee shall pre-approve (or, where permitted under SEC rules to subsequently approve) audit and non-audit services proposed to be performed by the independent auditor. All services described above subsequent to the Business Combination were approved or pre-approved in accordance with the foregoing.

Prior to the Business Combination, all of the services listed in the table above provided by Marcum were approved by Pono, in accordance with Pono’s policies then in effect.

AUDIT COMMITTEE REPORT

Our Audit Committee operates under a written charter adopted by the Board. Each member of our Audit Committee meets the independence requirements contained in the applicable Nasdaq Listing Rules and SEC rules. The Audit Committee selects, subject to shareholder ratification, our independent public accountants.

Our management has primary responsibility for our internal controls and financial reporting process. Our independent external auditor, MNP LLP (“MNP”), is responsible for performing an independent audit of our financial statements and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed and discussed with management our audited consolidated financial statements for the year ended May 31, 2024.

The Audit Committee also discussed with MNP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from MNP required by applicable requirements of the PCAOB regarding MNP’s communication with the Audit Committee concerning independence, and has discussed with MNP their independence. The Audit Committee considered with MNP whether the non-audit services that MNP provided to us during the fiscal year ended May 31, 2024 were compatible with their independence.

Based upon the review and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Annual Report for filing with the SEC.

Submitted by the Audit Committee of the Board:

Trisha Nomura, Chair

John Pinsent

John Maris

The material in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC. This Audit Committee Report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Overview

The table below provides information concerning beneficial ownership of our Class A Ordinary Shares as of the record date by each shareholder, or group of affiliated shareholders, as of the record date, by:

•        each person who is known to be the beneficial owner of more than 5% of our Class A Ordinary Shares;

•        each of our named executive officers;

•        each of our directors; and

•        all of our current executive officers and directors as a group.

The following table is based upon information supplied by directors, executive officers and principal shareholders; and Schedule 13G, Schedule 13D and Section 16 filings filed with the SEC through the record date. The column in each table entitled “% of Class” is based upon 24,574,247 Class A Ordinary Shares issued and outstanding as of the record date.

Explanation of Certain Calculations in the Table of Certain Beneficial Owners

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed above has sole voting and investment power with respect to such shares.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Unless otherwise noted, the business address of each of the following entities or individuals is 3187 Highway 35, Lindsay A6 K9V 4R1, Ontario Canada.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	% of Class
Directors and Named Executive Officers
Brandon Robinson(1)(2)	2,538,846	10.3%
Jason O’Neill(3)	402,731	1.6%
Brian Merker(8)	113,018	*
Stewart Lee(4)	295,553	1.2%
Trisha Nomura	30,500	*
John Maris	17,908	*
John Pinsent	17,908	*
All executive officers and directors as a group (7 individuals)	3,411,136	13.6%

Greater than Five Percent Holders:
Brian Robinson(1)(5)	2,547,213	10.3%
Dustin Shindo(6)	3,345,063	13.3%
Mehana Capital LLC(6)	1,180,794	5.1%
Robinson Family Ventures(1)	2,395,634	9.8%
Canso Investment Counsel Ltd.(7)	1,457,582	5.9%

____________

*        Less than 1%.

(1)      Brandon Robinson and Brian Robinson are the directors of Robinson Family Ventures Inc. Brandon Robinson and Brian Robinson may each be deemed to share beneficial ownership of the securities held of record by Robinson Family Ventures Inc. Each of Brandon Robinson and Brian Robinson disclaims any such beneficial ownership except to the extent of his pecuniary interest.

(2)      Includes options to purchase 143,213 shares at a price of $CAD0.76 per share. The table reflects the options on a fully vested basis.

(3)      Includes options to purchase 146,252 shares at a price of $CAD0.76 per share. The table reflects the options on a fully vested basis.

(4)      Includes options to purchase 35,455 shares at a price of $CAD0.76 per share. The table reflects the options on a fully vested basis.

(5)      Includes options to purchase 117,001 shares at a price of $CAD0.76 per share. The table reflects the options on a fully vested basis.

(6)      Based on a Schedule 13D/A filed on September 25, 2024, by Mehana Capital LLC, the Sponsor, and Dustin Shindo. Mr. Shindo is the managing member of the Sponsor. By virtue of this relationship, Mr. Shindo may be deemed to share beneficial ownership of the securities held of record by the Sponsor. Mr. Shindo disclaims any such beneficial ownership except to the extent of his pecuniary interest. The address of Mehana Capital LLC is 4348 Waialae Ave Unit 632, Honolulu, HI 96816.

(7)      Based on a Schedule 13G filed on November 6, 2024, by Canso Investment Counsel Ltd. The business address of Canso Investment Counsel Ltd. is 100 York Blvd., Suite 550, Richmond Hill, On, L4B 1J8.

(8)      Includes options to purchase 100,000 shares at a price of $USD0.85 per share. The table reflects the options on a fully vested basis.

CERTAIN RELATIONSHIPS AND RELATED PERSONS TRANSACTIONS

The following is a description of certain transactions (including a series of transactions) occurring during the preceding two fiscal years in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our total assets for our two prior fiscal year ends in which any directors, director nominees, executive officers, greater than 5% beneficial owners and their respective immediate family members (each, a “Related Person”) had or will have a direct or indirect material interest, other than the compensation arrangements (including with respect to equity compensation) described in “Executive Compensation” beginning on page 31 and “Director Compensation” on page 19.

In accordance with the Audit Committee charter, the Audit Committee conducts reasonable prior review and oversight of all related party transactions for potential conflicts of interest, except for transactions involving the compensation of executive officers or directors, which are overseen by the Compensation Committee.

Pono Pre-Business Combination Arrangements

On May 17, 2022, Mehana Capital LLC (the “Sponsor”) acquired 2,875,000 Class B ordinary shares, par value $0.0001 per share of Pono (the “founder shares”), and on December 22, 2022, the Sponsor acquired an additional 2,060,622 founder shares for an aggregate purchase price of USD $25,000, or approximately $0.005 per share. Such founder shares included an aggregate of up to 643,777 shares that were subject to forfeiture by the Sponsor to the extent that the underwriters’ over-allotment was not exercised in full or in part, so that the Sponsor would collectively own at least 30% of Pono’s issued and outstanding shares after the initial public offering. The underwriters exercised the over-allotment option in full so those shares were not forfeited.

The initial shareholders agreed not to transfer, assign or sell any of the founder shares (except to certain permitted transferees) until, with respect to any of the founder shares, the earlier of (i) six months after the date of the consummation of a business combination, or (ii) the date on which the closing price of Pono’s Class A ordinary shares equaled or exceeded $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial business combination, or (iii) the date on which the Company completed a liquidation, merger, capital share exchange, reorganization or other similar transaction (other than the Business Combination) that results in all of the shareholders having the right to exchange their ordinary shares for cash, securities or other property.

On April 25, 2022, the Sponsor committed to loan Pono an aggregate of up to USD $300,000 to cover expenses related to the initial public offering pursuant to a promissory note (the “Note”). The Note was non-interest bearing and was payable on the earlier of March 31, 2023 or the completion of the initial public offering. Upon the initial public offering, the Company had repaid the full amount of USD $300,000 under the Note.

In order to finance transaction costs in connection with a Business Combination, the Sponsor could provide Pono with up to USD $1,500,000 to cover working capital needs (“Working Capital Loans”). Such Working Capital Loans could either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, and up to USD $1,500,000 of such loans could be converted upon consummation of a business combination into additional private placement units at a price of $10.00 per unit. As of the date of this proxy statement, there are no amounts outstanding under the Working Capital Loans.

Legacy Horizon Pre-Business Combination Arrangements

During the year ended May 31, 2022, Legacy Horizon’s sole shareholder at the time, Astro Aerospace Ltd (“Astro”), a public company, advanced cash to Legacy Horizon to fund its working capital requirements. On June 24th, 2022, the advances from shareholder were fully settled by issuance of 2,196,465 Class A common shares of Legacy Horizon to Astro.

During the year ended May 31, 2022, Legacy Horizon’s directors advanced cash to Legacy Horizon in the aggregate amount of $5. The cash advances were unsecured, non-interest bearing and fully repaid by May 31, 2023.

E. Brian Robinson loaned Legacy Horizon $50 pursuant to a one-year convertible promissory note with 10% simple interest due on October 23, 2023 as part of a larger issuance of convertible notes. The promissory note converted to Class A Ordinary Shares in October 2023.

Robert Blair Robinson is the brother of E. Brian Robinson. He is a part time employee of Legacy Horizon and received cash compensation of $39 in the 2022 calendar year and a grant of 8,240 stock options.

Transactions Related to the Business Combination

Voting Agreement

Simultaneously with the execution of the Business Combination Agreement, the majority shareholder of Horizon entered into a voting agreement with Pono and Legacy Horizon.

Lock-Up Agreements

Certain significant shareholders of Legacy Horizon entered into lock-up agreements (the “Lock-up Agreements”) providing for a lock-up period commencing at the Closing of the Business Combination and ending on the earlier of (x) six months from the Closing, (y) the date the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property and (z) the date on which the closing sale price of the Company’s Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations and the like) for any twenty (20) trading days within any thirty (30) trading day period commencing at least one hundred and fifty (150) days after the Closing. In connection with the Closing, Pono, Legacy Horizon, and the Sponsor waived lockup restrictions on approximately 1.69 million shares held by a non-affiliate Horizon shareholder. The six-month anniversary of the Closing elapsed on July 12, 2024, and the associated restrictions were removed.

Director Indemnity Agreements

In connection with the Closing, each of the members of the Board entered into an Indemnity Agreement with New Horizon (collectively, the “Director Indemnity Agreements,” and each, a “Director Indemnity Agreement”).

Pursuant to New Horizon’s Articles, subject to the BCBCA, New Horizon must indemnify a director, former director or alternate director of New Horizon and his or her heirs and legal personal representatives against all eligible penalties to which such person is or may be liable, and New Horizon must, after the final disposition of an eligible proceeding, pay the expenses actually and reasonably incurred by such person in respect of that proceeding.

Non-Competition Agreements

On January 12, 2024, New Horizon, Legacy Horizon, and each of E. Brandon Robinson, Jason O’Neill, Brian Merker, and Stewart Lee entered into non-competition and non-solicitation agreements (the “Non-Competition and Non-Solicitation Agreements”), pursuant to which such persons and their affiliates agreed not to compete with New Horizon during the two-year period following the Closing and, during such two-year restricted period, not to solicit employees or customers or clients of such entities. The Non-Competition and Non-Solicitation Agreements also contain customary non-disparagement and confidentiality provisions.

Registration Rights Agreement

In connection with the Business Combination, on January 12, 2024, Pono, Legacy Horizon, the Sponsor, the executive officers and directors of Pono immediately prior to the consummation of the Business Combination (with such executive officers and directors, together with the Sponsor, the “Sponsor Parties”), and a certain existing shareholder of Horizon (such party, together with the Sponsor Parties, the “Investors”) enter into a registration rights agreement (the “Registration Rights Agreement”) to provide for the registration of New Horizon’s Class A ordinary shares issued to them in connection with the Business Combination. The Investors are entitled to (i) make three written demands for registration under the Securities Act of all or part of their shares and (ii) “piggy-back” registration rights with respect to registration statements filed following the consummation of the Business Combination. New Horizon will bear the expenses incurred in connection with the filing of any such registration statements.

Employment Agreements and Other Transactions with Executive Officers

New Horizon has entered into employment agreements and contractor agreements with certain of its executive officers and reimburses affiliates for reasonable travel related expenses incurred while conducting business on behalf of New Horizon. See the section entitled “Executive Compensation — Executive Compensation Arrangements — Employment Agreements” and “— Contractor Agreement.”

Related Party Transactions Policy Following the Business Combination

Upon consummation of the Business Combination, our Board adopted a written Related Party Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration and oversight of “related party transactions.” For purposes of the policy only, a “related party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount that exceeds $120,000, in which any “related party” has a material interest.

Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related party transactions under this policy. A “related party” is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities, including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related party in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related party transaction to our Audit Committee (or, where review by our audit committee would be inappropriate, to another independent body of our Board) for review.

Our Audit Committee will approve only those transactions that it determines are fair to us and in our best interests. All of the transactions described above were entered into prior to the adoption of such policy.

Related Party Policy

Our code of ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the Board (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of Class A Ordinary Shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our Audit Committee and a majority of our uninterested “independent” directors, or the members of the board who do not have an interest in the transaction, in either case who have access, at our expense, to its attorneys or independent legal counsel. We will not enter into any such transaction unless our Audit Committee and a majority of our disinterested “independent” directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we will require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, certain officers and any beneficial owners of more than 10% of our Class A Ordinary Shares to file reports relating to their ownership and changes in ownership of our Class A Ordinary Shares with the SEC by certain deadlines. Based on a review of Section 16 filings with respect to the Company made during or with respect to the preceding fiscal year, our directors, executive officers and greater than 10% shareholders timely filed all reports they were required to file under Section 16(a), except for one Form 4 for each of Ms. Nomura, Mr. Pinsent, and Mr. Maris relating to the issuance of Class A Ordinary Shares to each for service as directors of the Company on May 15, 2023, which were due on May 17, 2024, but were filed on August 28, 2024.

EXECUTIVE OFFICERS

The following table provides the name, age and position of each of our executive officers as of the record date. Certain biographical information for each executive officer follows the table.

Name	Age	Position
Brandon Robinson	45	Chief Executive Officer and Director
Jason O’Neill	47	Chief Operating Officer and Director
Brian Merker	47	Chief Financial Officer
Stewart Lee	51	Head of People & Strategy

Brandon Robinson — For biographical information about Mr. Robinson, see “Proposal 1: Election of Directors” above.

Jason O’Neill — For biographical information about Mr. O’Neill, see “Proposal 1: Election of Directors” above.

Brian Merker has served as Chief Financial Officer of New Horizon since the Business Combination. Mr. Merker has more than 20 years of senior financial management experience including 10 years serving in the Aviation sector, most recently as Chief Financial Officer of Skyservice Business Aviation from 2018 to 2022, supporting growth efforts in aircraft management, maintenance, fixed-based operations, charter, and brokerage. Prior to Skyservice Business Aviation, Mr. Merker served as Vice President of Finance from 2013 to 2018, with Discovery Air, and Chief Financial Officer of Great Slave Helicopters, its largest operating subsidiary, a publicly traded organization that includes a diverse range of aviation related services including fighter jet pilot training, rotary-wing services, a commercial fixed-wing airline, fire suppression support, as well as aircraft engineering and maintenance. Prior to his time at Discovery Air, Mr. Merker served as Vice President of Finance from 2007 to 2012 at Score Media, a publicly traded company focused on sports broadcast and technology innovation. Mr. Merker began his career in the KPMG audit practice, where he served from 2003 to 2006. During this time, he gained significant exposure to SEC registrants at the commencement of the Sarbanes-Oxley legislation. Mr. Merker obtained his Honours Commerce degree in Economics from Guelph University before attending Queen’s University to complete his Chartered Professional Accounting academia requirements.

Stewart Lee has served as the Head of People and Strategy at New Horizon since the Business Combination and previously served as Horizon’s Head of People and Strategy since 2013. Prior to joining Horizon, Mr. Lee formed his own company, providing human resources consulting services to a wide array of clients. Previously, Mr. Lee was the Director of Human Resources for Steel-Craft Door Products, a large Canadian national manufacturing company, for 11 years. Mr. Lee also served in the Canadian Armed Forces as a Logistics Officer for 6 years. Mr. Lee holds a Bachelor of Commerce degree from Royal Roads University. He also holds an MBA in management from Royal Roads University and has been a Chartered Professional in Human Resources since 2009.

Election of Officers

Our executive officers are currently elected by the Board and serve until their successors are duly elected and qualified, or until their earlier resignation or removal. Jason O’Neill is the brother-in-law of Brandon Robinson. There are no other family relationships among any of our directors or executive officers.

EXECUTIVE COMPENSATION

Compensation Objectives and Overview

We believe that the skill, talent, judgment and dedication of our executive officers and other key employees are critical factors affecting our long-term shareholder value. Therefore, our goal is to maintain a compensation program that will fairly compensate our executive officers, attract and retain highly qualified executive officers, motivate the performance of our executive officers towards, and reward the achievement of, clearly defined corporate goals, and align our executive officers’ long-term interests with those of our shareholders. We believe that for our company, stock-based compensation is a significant motivator in attracting employees, and while base salary and the potential for cash bonuses must be at competitive levels, performance is most significantly affected by appropriately relating the potential for creating shareholder value to an individual’s compensation potential through the use of equity awards.

Compensation Committee

The Compensation Committee of the Board is comprised of three non-employee members of the Board. The Compensation Committee reviews the performance of our management in achieving corporate objectives and aims to ensure that the executive officers are compensated effectively in a manner consistent with our compensation philosophy and competitive practice. In fulfilling this responsibility, the Compensation Committee annually reviews the performance of each executive officer. Our Chief Executive Officer, as the manager of the executive team, assesses our executive officers’ contributions to the corporate goals and makes a recommendation to the Compensation Committee with respect to any merit increase in salary, cash bonus and equity award for each member of the executive team other than himself. The Compensation Committee meets with the Chief Executive Officer to evaluate, discuss and modify or approve these recommendations. The Compensation Committee also conducts a similar evaluation of the Chief Executive Officer’s contributions when the Chief Executive Officer is not present, and determines any increase in salary, cash bonus and equity award.

2024 Summary Compensation Table

The following table summarizes the compensation that we paid to our Chief Executive Officer and each of our two other most highly compensated executive officers during the years ended May 31, 2024 and 2023. We refer to these executive officers in this proxy statement as our “named executive officers.”

Name and Position	Year	Salary ($CAD)	Bonus ($)	Stock Awards ($)	Option Awards ($CAD)(1)	Non-Equity Incentive Plan Compensation ($CAD)	Non-qualified Deferred Compensation Earnings ($CAD)	All Other Compensation ($CAD)	Total ($CAD)
Brandon Robinson,	2024	270,985	—	—	—	—	—	—	270,985
Chief Executive Officer(2)	2023	200,384	—	—	34,699	—	—	—	235,083
Jason O’Neill,	2024	212,029	—	—	—	—	—	—	212,029
Chief Operating Officer(2)	2023	168,346	—	—	35,435	—	—	—	203,781
Brian Merker,	2024	129,108	—	—	59,127	—	—	—	188,235
Chief Financial Officer(3)(4)

____________

(1)      Options vest and become exercisable in three equal installments over a 3-year period.

(2)      Option grants valued using a Black-Scholes method with a strike price equal to $CAD0.76, vest in three equal installments over a 3-year period, have a risk-free rate of 2.80% and an annualized volatility of 85%.

(3)      Option grants valued using a Black-Scholes method with a strike price equal to fair market value at $USD0.85, vest in three equal installments over a 3-year period, have a risk-free rate of 4.51% and an annualized volatility of 76%.

(4)      Executive compensation information for the year ended May 31, 2023 is not provided, as the individual was not a named executive officer for that period.

Narrative to the Summary Compensation Table

Annual Base Salary

We pay our named executive officers a base salary to compensate them for services rendered to our company. The base salary payable to our named executive officers is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

Equity Compensation

We have granted stock options to our employees, including our named executive officers, in order to attract and retain them, as well as to align their interests with the interests of our shareholders. In order to provide a long-term incentive, these stock options vest over three years subject to continued service.

In connection with the Business Combination we adopted the 2023 Equity Incentive Plan, effective January 12, 2024. For more information regarding our 2023 Equity Incentive Plan, see “Proposal 3: Amendment to the New Horizon Aircraft Ltd. 2023 Equity Incentive Plan” which is incorporated herein by reference.

Other Elements of Compensation

Retirement Savings and Health Spending Account and Group Benefits

All of our full-time employees, including our named executive officers, are eligible to participate in our pension and health plans. The health spending account program will reimburse costs that include medical, dental and vision benefits; a group benefits plan to provide for short-term and long-term disability insurance; life and AD&D insurance will be offered to all full-time employees. In May 2024, the Company established an employee share purchase plan (“ESPP”) whereby employees can elect to allocate between 3-5% of earnings to the purchase of Company stock in the open market, matched equally by the Company. The first share purchases in connection with this ESPP commenced in June 2024.

Perquisites and Other Personal Benefits

We determine perquisites on a case-by-case basis and will provide a perquisite to a named executive officer when we believe it is necessary to attract or retain the named executive officer. We did not provide any perquisites or personal benefits to our named executive officers not otherwise made available to our other employees in fiscal year 2024.

Executive Compensation Arrangements

Employment Agreements

As a result of the Business Combination, New Horizon entered into employment agreements with the Company’s executive officers: Brandon Robinson (Chief Executive Officer), Jason O’Neill (Chief Operating Officer), and Brian Merker (Chief Financial Officer) (each an “Employment Agreement, and collectively, the “Employment Agreements”).

The Employment Agreements all provide for at-will employment that may be terminated by the employee with thirty days’ notice to the Company of resignation from employment; by the Company without notice, payment in lieu of notice, benefit continuation (if applicable) or compensation of any kind, where permitted by the Ontario Employment Standards Act, 2000, as amended from time to time (the “ESA”), which includes willful misconduct, disobedience or willful neglect of duty that is not trivial and has not been condoned by the Company; or by the Company with notice or pay in lieu of notice by providing the employee (i) the minimum amount of notice, pay in lieu of notice (or a combination of both), severance pay, vacation pay and benefit continuation (if applicable) and any other entitlements strictly required by the ESA, calculated from the date of the employee’s original employment with Horizon; plus

(ii) such additional amount of payment of Base Salary (as defined below) in lieu of notice (“Additional Pay in Lieu of Notice”), as is necessary to ensure that the aggregate of the statutory notice, pay in lieu of notice and severance pay entitlements under (a) above and the Additional Pay in Lieu of Notice under sub-section (ii), (b), at a minimum equals twelve (12) months, and such aggregate shall increase by additional one (1) month payment of the employee’s Base Salary in lieu of notice for each completed year of service from the Effective Date to an overall cumulative maximum of 24 months of Base Salary; plus, (iii) payment of a prorated portion of any bonuses that the employee is eligible to receive as of the date of termination, calculated to the end of the Severance Period based upon the average incentive compensation paid to the employee in the two years prior to the year in which notice of termination is communicated. For the purposes of the Employment Agreements, the period for which an employee receives notice and/or payment, calculated from the date the employee is advised of the termination of his employment, is the “Severance Period.”

If following a Change of Control (as defined in the Employment Agreements), the Company gives the employee Good Reason to terminate his employment and the related Employment Agreement, and provided the employee exercises that right within two years from the date of the Change of Control, the employee shall be entitled to receive the benefits set forth above, as if the employee’s employment had been terminated on a without cause basis. “Good Reason” means the occurrence of (i) a constructive termination of employment and of the Employment Agreement; (ii) any material and unilateral change in employee’s title, responsibilities, or authority in place at the time of the Change of Control; (iii) any material reduction in the Base Salary paid to employee at the time of the Change of Control; (iv) any termination or material reduction in the aggregate value of the employee benefit programs, including, but not limited to, pension, life, disability, health, medical or dental insurance, in which the employee participated or under which the employee was covered at the time of Change of Control; or (v) the employee’s assignment to any significant, ongoing duties inconsistent with his skills, position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, or any other action by the Company, which results in material diminution of such position.

The Employment Agreements provide for a base salary of USD $230,000 for E. Brandon Robinson; and $CAD225,000 for each of Jason O’Neill and Brian Merker (each a “Base Salary”). Possible annual performance bonuses and equity grants under the 2023 Equity Incentive Plan are to be determined by the Compensation Committee.

Contractor Agreement

In connection with the Closing of the Business Combination, New Horizon entered into a Contractor Agreement (the “Contractor Agreement”), dated January 12, 2024 (the “Effective Date”), by and among the Company, 2195790 Alberta Inc. (the “Contractor”) and Stewart Lee (the “Keyman”). Pursuant to the Contractor Agreement, the Contractor will be providing certain services (the “Services”) as the Head of People & Strategy through the Keyman. The term of the Contractor Agreement began on the Effective Date and unless earlier terminated, will automatically expire on December 31, 2025 (the “Expiry Date”) and may be extended by mutual agreement in writing. New Horizon will pay the Contractor for the performance of the Services fees in the amount of $CAD120.00 per hour (the “Fees”).

The Contractor Agreement may be terminated by mutual agreement; for convenience by either party upon the delivery of, (i) if by the Contractor, 90 calendar days’ prior written notice to the Company, and if by the Company, 60 calendar days’ prior written notice to the Contractor; or by the Company for material breach. Upon the expiration or earlier termination of the Contractor Agreement for any reason, the Company will provide the Contractor with only the Fees accrued and owing to the Contractor up to and including the Expiry Date or earlier termination date.

Outstanding Equity Awards as of May 31, 2024

The following table sets forth information regarding outstanding option awards held by the named executive officers as of May 31, 2024. The applicable vesting provisions are described in the footnote following the table.

Option Awards					Stock Awards
Name (a)	Number of securities underlying unexercised options (#) exercisable (b)	Number of securities underlying unexercised options (#) unexercisable (c)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#) (d)	Option exercise price (USD$) (e)	Option expiration date (f)	Number of shares or units of stock that have not vested (#) (g)	Market value of shares or units of stock that have not vested ($) (h)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#) (i)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($) (j)
Brandon Robinson(1)	95,476	47,737	—	$0.55	August 2, 2032	—	—	—	—
Jason O’Neill(1)	97,502	48,750	—	$0.55	August 2, 2032	—	—	—	—
Brian Merker(1)	—	100,000	—	$0.85	May 30, 2034	—	—	—	—

____________

(1)      Stock options were granted a $CAD0.76 per share and converted for purposes of this table at the May 31, 2024 foreign exchange rate of USD $1.00 to CAD $1.36. Options vest in equal tranches on the anniversary date of the option issuance over a period of 3 years.

New Horizon Aircraft Ltd. 2023 Equity Incentive Plan

The 2023 Equity Incentive Plan became effective as of the Closing of the Business Combination, after its adoption by the board of directors and shareholders of Pono.

The purpose of the 2023 Equity Incentive Plan is to provide an additional incentive to selected directors, officers, employees, consultants, and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company or its affiliates whose contributions are essential to the growth and success of the business of the Company and its affiliates, in order to strengthen the commitment of such persons to the Company and its affiliates, motivate such persons to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated persons whose efforts will result in the long-term growth and profitability of the Company and its affiliates. For more information regarding our 2023 Equity Incentive Plan, see “Proposal 3: Amendment to the New Horizon Aircraft Ltd. 2023 Equity Incentive Plan” which is incorporated herein by reference.

Compensation Committee Interlocks and Insider Participation

See the section entitled “Corporate Governance — Compensation Committee Interlocks and Insider Participation” which is incorporated herein by reference.

PROPOSAL 3

AMENDMENT TO the New Horizon Aircraft Ltd. 2023 Equity Incentive Plan

Overview

On January 4, 2024, Pono held an extraordinary general meeting of the shareholders (the “Meeting”), at which Pono’s shareholders approved the proposals outlined in the final prospectus and definitive proxy statement filed by Pono with the SEC on December 22, 2023 (as supplemented by Supplement No. 1 to the definitive proxy statement/prospectus filed with the SEC on December 28, 2023), in connection with the Business Combination. At the Meeting, Pono’s shareholders approved the New Horizon Aircraft Ltd. 2023 Equity Incentive Plan (the “Incentive Plan”). The Incentive Plan became effective immediately upon the Closing of the Business Combination.

The purpose of the Incentive Plan is to advance the interests of the Company’s shareholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s shareholders.

On November 11, 2024, our Board approved, subject to shareholder approval, an amendment to the Incentive Plan to (i) increase the number of Class A Ordinary Shares that may be authorized for grant pursuant to awards under the Incentive Plan by 3,580,000 shares, from 1,697,452 shares to 5,277,452 shares, and (ii) add an automatic “evergreen” clause to provide for an annual increase to be added to the Incentive Plan on the first day of each of the Company’s fiscal year, commencing on January 1, 2026 and continuing for each fiscal year until, and including, January 1, 2034, equal to the lesser of (i) 5% of the outstanding shares of all classes of Company ordinary shares on such date and (ii) the number of Class A Ordinary Shares determined by the Board. As of August 31, 2024, there were approximately 1,351,136 shares remaining available for future awards under the Incentive Plan. The proposed amendment to the Incentive Plan is attached as Annex B to this proxy statement.

Our Board recommends approval of the amendment to the Incentive Plan to enable the continued use of the Incentive Plan for share-based grants consistent with the objectives of our compensation program. The Incentive Plan is intended to promote our interests by providing eligible persons in our service with the opportunity to acquire a proprietary or economic interest, or otherwise increase their proprietary or economic interest, in us as an incentive for them to remain in service and render superior performance during their service.

The proposed amendment to the Incentive Plan will not be implemented unless approved by our shareholders. If the proposed amendment to the Incentive Plan is not approved by our shareholders, the Incentive Plan will remain in effect in its present form.

Securities Authorized for Issuance Under 2023 Equity Incentive Plan

The following table provides information, as of May 31, 2024, with respect to our Class A Ordinary Shares that may be issued, subject to certain vesting requirements, under existing and future awards under the 2023 Equity Incentive Plan.

	A	B	C
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (USD)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A))
Plan Category
Equity compensation plans approved by security holders	901,546	$0.60	1,381,136
Equity compensation plans not approved by security holders	—	—	—
Total	901,546		1,381,136

New Horizon Aircraft Ltd. 2023 Equity Incentive Plan

The following is a summary of the principal features of our Incentive Plan. The summary does not purport to be a complete description of all provisions of our Incentive Plan and is qualified in its entirety by the text of the Incentive Plan, which is attached as Annex A to this proxy statement.

General

The purpose of the 2023 Equity Incentive Plan is to secure for New Horizon and its shareholders the benefits inherent in share ownership by the employees and directors of New Horizon and its affiliates who, in the judgment of the Board, will be largely responsible for its future growth and success, to provide incentives to the interests of employees, officers and directors that align their interests to the interests of the shareholders. These incentives are provided through the grant of stock options, deferred share units, restricted share units (time based or in the form of performance share units) and share awards (collectively, the “Awards”).

Eligibility to Receive Awards

As of the date of this proxy statement, approximately 25 persons are eligible to receive awards under the 2023 Equity Incentive Plan, including three of the Company’s named executive officers, two other executive officers who are not named executive officers, 14 employees of the Company (excluding named executive officers and other executive officers), and six consultants, advisors and other service providers. Incentive stock options may only be granted to employees of the Company or of a present or future parent or subsidiary corporation as defined in Sections 424(e) or (f) of the Code, and employees of any other entities the employees of which are eligible to receive incentive stock options under the Code.

Share Issuance Limits

The aggregate number of ordinary shares that may be subject to issuance under the 2023 Equity Incentive Plan is 1,697,452.

Stock Options

Option Grants

The 2023 Equity Incentive Plan authorizes the board of New Horizon to grant options. The number of ordinary shares, the exercise price per ordinary share, the vesting period and any other terms and conditions of options granted pursuant to the 2023 Equity Incentive Plan, from time to time are determined by the board at the time of the grant, subject to the defined parameters of the 2023 Equity Incentive Plan. The date of grant for the Options shall be the date such grant was approved by the Board.

Exercise Price

The exercise price of any Option cannot be less than the closing price on the Nasdaq Capital Market immediately preceding the date of grant (the “Fair Market Value”).

Exercise Period, Blackout Periods and Vesting

Options are exercisable for a period of ten years from the date the option is granted, or such greater or lesser period as determined by the Board. Options may be earlier terminated in the event of death or termination of employment or appointment. Vesting of Options is determined by the Board.

The right to exercise an option may be accelerated in the event a takeover bid in respect of the ordinary shares is made or other change of control transaction.

Pursuant to the 2023 Equity Incentive Plan, with respect to options held by participants who are not U.S. taxpayers, when the expiry date of an Option occurs during, or within nine (9) business days following, a “blackout period”, the expiry date of such option is deemed to be the date that is ten (10) business days following the expiry of such blackout period. Blackout periods are imposed by New Horizon to restrict trading of New Horizon’s securities by directors, officers, employees and certain others who hold options to purchase ordinary shares, in accordance with

New Horizon’s insider trading policy and similar policies in effect from time to time, in circumstances where material non-public information exists, including where financial statements are being prepared but results have not yet been publicly disclosed.

Cashless Exercise Rights

Cashless exercise rights may also be granted under the 2023 Equity Incentive Plan, at the discretion of the Board, to an optionee in conjunction with, or at any time following the grant of, an Option. Cashless exercise rights under the 2023 Equity Incentive Plan effectively allow an optionee to exercise an Option on a “cashless” basis by electing to relinquish, in whole or in part, the right to exercise such Option and receive, in lieu thereof, a number of fully paid ordinary shares. The number of ordinary shares issuable on the cashless exercise right is equal to the quotient obtained by dividing the difference between the aggregate Fair Market Value and the aggregate option price of all ordinary shares subject to such option by the Fair Market Value of one (1) ordinary share.

Termination or Death

If an optionee dies while employed by New Horizon, any Option held by him or her will be exercisable for a period of 6 months or prior to the expiration of the Options (whichever is sooner) by the person to whom the rights of the optionee shall pass by will or applicable laws of descent and distribution. If an optionee is terminated for cause, no Option will be exercisable unless the Board determines otherwise. If an optionee ceases to be employed or engaged by New Horizon for any reason other than cause or death, then the options will be exercisable for a period of 90 days or prior to the expiration of the Options (whichever is sooner).

Restricted Share Units (“RSU”)

RSU Grant

The 2023 Equity Incentive Plan authorizes the Board to grant RSUs, in its sole and absolute discretion, to any eligible employee or director. Each RSU provides the recipient with the right to receive a cash payment equal to the market value of a Share (or, at the sole discretion of the Board, a Share) as a discretionary payment in consideration of past services or as an incentive for future services, subject to the 2023 Equity Incentive Plan and with such additional provisions and restrictions as the Board may determine. Each RSU grant shall be evidenced by a restricted share unit grant letter which shall be subject to the terms of the 2023 Equity Incentive Plan and any other terms and conditions which the Board deem appropriate.

Vesting of RSUs

Concurrent with the granting of the RSU, the Board shall determine the period of time during which the RSU is not vested and the holder of such RSU remains ineligible to receive ordinary shares. Such period of time may be reduced or eliminated from time to time for any reason as determined by the Board. Once the RSU vests, the RSU is automatically settled through a cash payment equal to the market value of a Share (or, at the sole discretion of the Board, a Share).

Retirement or Termination

In the event the participant retires, dies or is terminated during the vesting period, any unvested RSU held by the participant shall be terminated immediately provided however that the Board shall have the absolute discretion to accelerate the vesting date.

Deferred Share Units (“DSU”)

DSU Grant

The 2023 Equity Incentive Plan authorizes the Board to grant DSUs, in its sole and absolute discretion in a lump sum amount or on regular intervals to eligible directors. Each DSU grant shall be evidenced by a DSU grant letter which shall be subject to the terms of the 2023 Equity Incentive Plan and any other terms and conditions which the Board, on recommendation of the Committee, deem appropriate. A DSU entitles the recipient to receive, for each DSU redeemed, a cash payment equal to the market value of a share; alternatively, the Combined Entity may, at its sole discretion, elect to settle all or any portion of the cash payment obligation by the issuance of Shares from treasury.

Vesting of DSUs

A Participant is only entitled to redemption of a DSU when the eligible director ceases to be a director of the Combined Entity for any reason, including termination, retirement or death. DSUs of an eligible director who is a U.S. Taxpayer shall be redeemed and settled by the Combined Entity as soon as reasonably practicable following the separation from service.

Share Awards

The Board, on the recommendation of the compensation committee, shall have the right, subject to the limitations set forth in the 2023 Equity Incentive Plan, to issue or reserve for issuance, for no cash consideration, to any eligible person, any number of Shares as a discretionary bonus of Shares subject to such provisos and restrictions as the Board may determine. The aggregate number of Shares that may be issued as Share Awards is 1,000,000.

Provisions Applicable to all Grant of Awards

Participation Limits

The aggregate number of ordinary shares that may be issued and issuable under the 2023 Equity Incentive Plan together with any other securities-based compensation arrangements of New Horizon, as applicable:

(a)     to insiders shall not exceed 10% of New Horizon’s outstanding issue from time to time;

(b)    to insiders within any one-year period shall not exceed 10% of the New Horizon’s outstanding issue from time to time; and

(c)     to insiders within any one-year period, shares issuable under Awards under this 2023 Equity Incentive Plan shall not exceed 5% of New Horizon outstanding issue from time to time.

Any Award granted pursuant to the 2023 Equity Incentive Plan, prior to a participant becoming an insider, shall be excluded from the purposes of the limits set out in (a) and (b) above. The aggregate number of Options that may be granted under the 2023 Equity Incentive Plan to any one non-employee director of the Combined Entity within any one-year period shall not exceed a maximum value of $CAD150,000 worth of securities, and together with any Restricted Share Rights and Deferred Share Units granted under the 2023 Equity Incentive Plan and any securities granted under all other securities-based compensation arrangements, such aggregate value shall not exceed $CAD200,000 in any one-year period.

Transferability

Pursuant to the 2023 Equity Incentive Plan, any Awards granted to a participant shall not be transferable except by will or by the laws of descent and distribution. During the lifetime of a participant, Awards may only be exercised by the Participant.

Amendments to the 2023 Equity Incentive Plan

The Board may amend, suspend or terminate the 2023 Equity Incentive Plan or any Award granted under the 2023 Equity Incentive Plan without shareholder approval, including, without limiting the generality of the foregoing: (i) changes of a clerical or grammatical nature; (ii) changes regarding the persons eligible to participate in the 2023 Equity Incentive Plan; (iii) changes to the exercise price; (iv) vesting, term and termination provisions of Awards; (v) changes to the cashless exercise right provisions; (vi) changes to the authority and role of the Board under the 2023 Equity Incentive Plan; and (vii) any other matter relating to the 2023 Equity Incentive Plan and the Awards granted thereunder, provided however that:

(a)     such amendment, suspension or termination is in accordance with applicable laws and the rules of any stock exchange on which the Combined Entity’s shares are listed;

(b)    no amendment to the 2023 Equity Incentive Plan or to an Award granted thereunder will have the effect of impairing, derogating from or otherwise adversely affecting the terms of an Award which is outstanding at the time of such amendment without the written consent of the holder of such Award;

(c)     the expiry date of an Option shall not be more than ten (10) years from the date of grant of such Option, provided, however, that at any time the expiry date should be determined to occur either during a blackout period or within ten business days following the expiry of a blackout period, the expiry date of such Option shall be deemed to be the date that is the tenth business day following the expiry of the blackout period;

(d)    the Board shall obtain shareholder approval of:

(i)     any amendment to the aggregate number of shares issuable under the 2023 Equity Incentive Plan;

(ii)    any amendment to the limitations on shares that may be reserved for issuance, or issued, to insiders;

(iii)   any amendment that would reduce the exercise price of an outstanding Option other than pursuant to a declaration of stock dividends of shares or consolidations, subdivisions or reclassification of shares, or otherwise, the number of Shares available under the 2023 Equity Incentive Plan; and

(iv)   any amendment that would extend the expiry date of any Option granted under the 2023 Equity Incentive Plan except in the event that such option expires during or within ten (10) business days following the expiry of a blackout period.

If the 2023 Equity Incentive Plan is terminated, the provisions of the 2023 Equity Incentive Plan and any administrative guidelines and other rules and regulations adopted by the Board and in force on the date of termination will continue in effect as long as any Award pursuant thereto remain outstanding.

Administration

The 2023 Equity Incentive Plan is administered by the Board, which may delegate its authority to a committee or plan administrator. Subject to the terms of the 2023 Equity Incentive Plan, applicable law and the rules of Nasdaq, the Board (or its delegate) will have the power and authority to: (i) designate the eligible participants who will receive Awards, (ii) designate the types and amount of Award to be granted to each participant, (iii) determine the terms and conditions of any Award, including any vesting conditions or conditions based on performance of the Corporation or of an individual (“Performance Criteria”); (iv) interpret and administer the 2023 Equity Incentive Plan and any instrument or agreement relating to it, or any Award made under it; and (v) make such amendments to the 2023 Equity Incentive Plan and Awards as are permitted by the 2023 Equity Incentive Plan and the rules of the SEC and Nasdaq.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the 2023 Equity Incentive Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances. The summary assumes that awards granted under the 2023 Equity Incentive Plan to U.S. taxpayers will be exempt from, or will comply with, Section 409A of the Code. If an award is not either exempt from, or in compliance with Section 409A, less favorable tax consequences may apply.

Nonstatutory Stock Options.

Options granted under the 2023 Equity Incentive Plan will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price and New Horizon generally will be allowed a compensation expense deduction for the amount that the optionee recognizes as ordinary income. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to New Horizon with respect to the grant of a nonstatutory stock option or the sale of the stock acquired pursuant to such grant.

Restricted Share Rights, Performance Awards and Dividend Equivalents.

Recipients of grants of restricted stock units, performance awards or dividend equivalents (collectively, “deferred awards”) will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. Shares to be received pursuant to a deferred award generally become payable on the date or payment event, as specified in the applicable award agreement. For awards that are payable in shares, a participant’s tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Share Awards

If a Share Award is payable in Shares that is subject to a substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the fair market value of the Shares received (determined as of the first time the Shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier). The holder’s basis for the determination of gain or loss upon the subsequent disposition of Shares acquired pursuant to a Share Award will be the amount ordinary income recognized either when the Shares are received or when the Shares are vested.

Section 409A.

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Except for DSUs, Awards granted under the 2023 Equity Incentive Plan do not have any deferral feature that is subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Combined Entity will also have withholding and reporting requirements with respect to such amounts.

Tax Effect for the Combined Entity.

New Horizon generally will be entitled to a tax deduction in connection with an award under the 2023 Equity Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules could limit the deductibility of compensation paid to the Combined Entity’s chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF THE U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMBINED COMPANY UNDER THE 2023 EQUITY INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

New Plan Benefits

Any awards under the 2023 Equity Incentive Plan will be subject to the discretion of the Compensation Committee, and therefore, it is not currently possible to determine the amount of future awards. Accordingly, it is not possible to determine the amounts that will be received by officers, directors or other eligible individuals under the 2023 Equity Incentive Plan.

Option Grant Table

The following table shows the number of shares subject to option grants made under the 2023 Equity Incentive Plan to our executive officers and the other individuals and groups indicated, from the date of the 2023 Equity Incentive Plan’s inception through the date of this proxy statement.

Name and Position	Aggregate Number of Shares Underlying Options Granted
Brandon Robinson, Chief Executive Officer & Director	143,213
Jason O’Neill, Chief Operating Officer & Director	146,252
Brian Merker, Chief Financial Officer	100,000
All executive officers as a group	389,465
Non-executive director group	—
Trisha Nomura, Director Nominee	—
John Pinsent, Director Nominee	—
Each Associate of any such Director, Executive Officer or Nominees	—
Each other Person who received or is to receive 5% of such awards	—
Non-executive officer employee group	475,767

Required Vote and Recommendation of the Board for Proposal 3

For Proposal 3 to be approved, we must receive a FOR vote from the holders of at least two thirds (2/3) of all those outstanding shares that are present or represented by proxy at the Annual Meeting and are cast either affirmatively or negatively on Proposal 3. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted FOR Proposal 3 at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

The Board unanimously recommends that you vote FOR Proposal 3.

PROPOSAL 4

AMENDMENT TO THE AUTHORIZED SHARE STRUCTURE OF THE COMPANY

Overview

At the Annual Meeting, shareholders will be asked to consider and, if deemed advisable, approve with or without variation, the Amendment of Articles Resolution, authorizing amendments to the Notice of Articles and Articles of the Company, in one or more amendments, in order to: (a) attach special rights and restrictions to the Company’s Class A Ordinary Shares; and (b) create a class of Preferred Shares. The terms of the special rights and restrictions to the Class A Ordinary Shares and the Preferred Shares are summarized below, which summaries are qualified in its entirety by reference to the full text of substantially in the form attached as Annex C to this Proxy Statement.

The Class A Ordinary Shares

Shareholders will be asked to consider and, if deemed advisable, approve with or without variation, the Amendment of Articles Resolution, which approves, among other things, the amendment of the Articles to attach special rights and restrictions to the Company’s Class A Ordinary Shares.

In order to attach the special rights and restrictions to the Class A Ordinary Shares, the Articles and Notice of Articles must be amended. The special rights and restrictions are as follows: holders of Class A Ordinary Shares will be entitled, except as otherwise provided by law, to receive notice of, attend, and vote at all meetings of the shareholders of the Company, with each Class A Ordinary Share carrying one vote. With respect to dividends, each holder of a Class A Ordinary Share will be entitled, subject to the special rights and restrictions attached to any other class or series of shares, to receive such dividends, if any, as may be declared by the Board at its sole discretion. Any dividends declared will be paid out of funds or other property legally available for the payment of dividends. Upon the liquidation, dissolution, or winding-up of the Company, whether voluntary or involuntary, or upon any other distribution of the Company’s assets for the purpose of winding-up its affairs, the holders of Class A Ordinary Shares will be entitled, after payment of all liabilities and subject to the special rights and restrictions attaching to any other class or series of shares, to receive the remaining property and assets of the Company.

The Preferred Shares

Shareholders will be asked to consider and, if deemed advisable, approve with or without variation, the Amendment of Articles Resolution, which approves, among other things, the amendment of the Articles to create Preferred Shares.

In order to issue the Preferred Shares, the Articles and Notice of Articles must be amended to permit the issuance of Preferred Shares. Further, the Board believes that it will be beneficial to the Company to have the ability to issue further series of Preferred Shares following Closing as it will provide management with greater flexibility in raising capital for the Company, permitting it to take advantage of acquisition opportunities or changes in the market that may arise from time to time. The creation of the Preferred Shares would permit the Board to negotiate with potential investors regarding the rights and preferences of a series of Preferred Shares that may be issued to meet market conditions and financing opportunities as they arise, without the expense or delay in connection with calling a shareholders’ meeting to approve specific terms of any series of Preferred Shares. The Preferred Shares may be used by the Company for any appropriate corporate purpose, including, without limitation, as a means of obtaining additional capital for use in the Company’s business and operations.

The Preferred Shares will have certain special rights and restrictions attached thereto. The Preferred Shares may include one or more series of shares. Subject to the BCBCA, the Board will, from time to time, be authorized by resolution, provided that no Preferred Shares of a particular series are issued, to alter the Articles and authorize the alteration of the Notice of Articles of the Company, as necessary, in order to: (a) determine the maximum number of shares of any particular series of Preferred Shares that the Company is authorized to issue, determine that there will be no maximum number, or alter any previous determination in relation to the maximum number; (b) create an identifying name by which shares of any series of Preferred Shares may be identified or alter any identifying name created for those shares; and (c) attach special rights or restrictions to any series of Preferred Shares, including, but not limited to, the rate or amount of dividends (whether cumulative, non-cumulative, or partially cumulative), dates and places of payment, the consideration and terms of any purchase for cancellation or redemption (including redemption after a fixed term or at a premium), conversion or exchange rights, terms of any share purchase plan or sinking fund, restrictions on dividend payment or capital repayment for other shares of the Company, and voting rights and restrictions. No special right or restriction attached to any series of Preferred Shares will conflict with the provisions outlined below.

In the event of liquidation, winding-up, or dissolution of the Company, whether voluntary or involuntary, or any other distribution of the Company’s assets for the purpose of winding-up its affairs, holders of Preferred Shares will be entitled to receive, before any distribution is made to holders of Class A Ordinary Shares or any other shares ranking junior to the Preferred Shares with respect to asset distribution, the redemption amount for each Preferred Share held, along with any fixed premium, accrued and unpaid cumulative dividends calculated on a day-to-day basis up to the distribution date (whether or not declared), and any declared and unpaid non-cumulative dividends. After such payments to holders of Preferred Shares, they will not be entitled to any further distribution of the Company’s assets except as specifically provided in the special rights and restrictions attached to any series of Preferred Shares.

Except for rights relating to the election of directors in cases of dividend payment default, as may be attached to any series of Preferred Shares by the directors, holders of Preferred Shares will not be entitled to receive notice of, attend, or vote at any general meeting of the Company’s shareholders.

Shareholder Approval

At the Annual Meeting, Shareholders will be asked to consider and approve the Amendment of Articles Resolution, in substantially the following form:

“RESOLVED AS A SPECIAL RESOLUTION THAT:

Attaching Special Rights and Restrictions to Class A Ordinary Shares

1.      There be created and attached to the Class A Ordinary shares of without par value the special rights and restrictions set out in a new Part 28 of the Articles attached hereto as Annex C.

2.      The Articles of the Company be altered by adding as the new Part 28, the special rights and restrictions set out in Annex C hereto.

Creating a new class of shares

3.      The authorized share structure of the Company be altered by creating an unlimited number of Preferred shares without par value (the “Preferred Shares”).

4.      There be created and attached to the Preferred shares the special rights and restrictions set out in a new Part 29 of the Articles attached hereto as Annex C.

5.      The Articles of the Company be altered by adding as the new Part 29 the special rights and restrictions set out in Annex C hereto.

Authorization to Alter Notice of Articles

6.      The directors of the Company instruct its agents to file a Notice of Alteration to a Notice of Articles to reflect the addition of shares and special rights and restrictions to the shares of the Company.

7.      The Company hereby appoints Gowling WLG (Canada) LLP to act as its agent for filing the Notice of Alteration to a Notice of Articles as set out in Paragraph 6 above.”

Required Vote and Recommendation of the Board for Proposal 4

For Proposal 4 to be approved, we must receive a FOR vote from the holders of at least two thirds (2/3) of all those outstanding shares that are present or represented by proxy at the Annual Meeting and are cast either affirmatively or negatively on Proposal 4. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted FOR Proposal 4 at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal.

The Board unanimously recommends that you vote FOR Proposal 4.

SHAREHOLDER PROPOSALS

Proposals to be Included in Our Proxy Statement

If you want to submit a proposal for inclusion in our proxy statement for the 2025 annual meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act and section 188 of the BCBCA. To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer, no later than July 28, 2025 (120 days before the anniversary of this year’s mailing date). If the date of the 2025 annual meeting has been changed by more than 30 days from the anniversary of the date of the 2024 annual meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials, which in the Company’s opinion would be no less than 120 days before that date.

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

For a shareholder proposal to be eligible under the BCBCA for the 2025 annual meeting, the shareholder proposal must be received at the Company’s registered office, at the following address: Suite 2300, 550 Burrard Street, Vancouver, British Columbia V6C 2B5, no later than September 17, 2025, which is 3 months before the anniversary of this year’s annual general meeting. In addition, the proposal must be in writing, accompanied by the requisite declarations and signed by the submitter and qualified shareholders who at the time of signing are the registered or beneficial owners of shares that, in the aggregate: (a) constitute at least 1% of our issued Class A Ordinary Shares that have the right to vote at general meetings; or (b) have a fair market value in excess of C$2,000. For the submitter or a qualified shareholder to be eligible to sign the proposal, that shareholder must have been the registered shareholder or beneficial owner entitled to vote at our annual general meetings for an uninterrupted period of at least two years before the date the proposal is signed.

The proposal must be accompanied by a declaration from the submitter and each supporter, signed by the submitter or supporter, as the case may be, or, in the case of a submitter or supporter that is a corporation, by a director or senior officer of the signatory: (i) providing the name of and a mailing address for that signatory; (ii) declaring the number and class or series of shares carrying the right to vote at general meetings that are owned by that signatory as a registered owner or beneficial owner; and (iii) unless the name of the registered owner has already been provided, providing the name of the registered owner of those shares. A proposal may be accompanied by one written statement in support of the proposal. The proposal and, if any, the statement, together, must not exceed 1,000 words in length (excluding signatures and the declarations referred to above).

Proposals to be Considered at a Meeting but not Included in Our Proxy Statement

For any proposal that is not submitted for inclusion in next year’s proxy statement pursuant to Rule 14a-8 (as described above) but is instead sought to be presented directly at the 2025 annual meeting, the federal securities laws require shareholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4(c) of the Exchange Act), be received at the Company’s principal executive office, at the following address: New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer, no later than 45 days before the anniversary of this year’s mailing date. If the date of the 2025 annual meeting has changed more than 30 days from the prior year, then notice must be received a reasonable time before the registrant sends its proxy materials for the current year, which in the Company’s opinion would be no less than 45 days before that date. If a shareholder fails to provide timely notice of a proposal to be presented at the 2025 annual meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

Director Nominations

Pursuant to our Articles, shareholders who wish to nominate persons for election to the Board at the 2025 annual meeting of shareholders must deliver written notice of the nomination to the Company at New Horizon Aircraft Ltd., at 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer, not less than 30, nor more than 65 days prior to the date of the 2025 annual meeting of shareholders; provided, however, that in the event that the 2025 annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the 2025 annual meeting was made, notice by the nominating shareholder may be made not later than the close of business on the 10th day following the Notice Date.

In addition to satisfying the requirements of the Articles, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide notice to the Company in accordance with Rule 14a-19 under the Exchange Act not less than 60 days prior to the anniversary of this year’s annual meeting date, or December 17, 2025. The advance notice requirement under Rule 14a-19 does not override or supersede the notice requirement under the Company’s Articles.

OTHER MATTERS

This proxy statement and the Annual Report are available at our corporate website at https://www.horizonaircraft.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” contained in this proxy statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

As previously noted, our Annual Report on Form 10-K for the fiscal year ended May 31, 2024 is available at www.proxyvote.com. The Annual Report does not include exhibits (other than certain certifications) but does include a list of exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, upon our receipt of the written request of that person, a copy of the exhibits to our Annual Report for a charge of 10 cents per page. Please direct your request to New Horizon Aircraft Ltd., 3187 Highway 35, Lindsay, Ontario, K9V 4R1, Attention: Compliance Officer.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Investor Relations
New Horizon Aircraft Ltd.
3187 Highway 35
Lindsay, Ontario, K9V 4R1
(613) 866-1935
IR@horizonaircraft.com

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Annual Meeting.

Annex A

NEW HORIZON AIRCRAFT LTD.

OMNIBUS SHARE INCENTIVE PLAN

Annex A Page No.
ARTICLE 1 INTERPRETATION
1.1	Definitions	A-1
1.2	Interpretation	A-5
ARTICLE 2 PURPOSE AND ADMINISTRATION OF THE PLAN; GRANTING OF AWARDS
2.1	Purpose of the Plan	A-5
2.2	Implementation and Administration of the Plan	A-6
2.3	Participation in this Plan	A-6
2.4	Shares Subject to the Plan	A-7
2.5	Limits with Respect to Insiders, Individual Limits, Annual Grant Limits and Non-Employee Director Limits	A-7
2.6	Granting of Awards	A-7
ARTICLE 3 OPTIONS
3.1	Nature of Options	A-8
3.2	Option Awards	A-8
3.3	Option Price	A-8
3.4	Option Term	A-8
3.5	Exercise of Options	A-8
3.6	Method of Exercise and Payment of Purchase Price	A-9
3.7	Option Agreements	A-9
ARTICLE 4 RESTRICTED AND PERFORMANCE SHARE UNITS
4.1	Nature of Share Units	A-10
4.2	Share Unit Awards	A-10
4.3	Share Unit Agreements	A-10
4.4	Vesting of Share Units	A-11
4.5	Redemption/Settlement of Share Units	A-11
4.6	Determination of Amounts	A-12
4.7	Award of Dividend Equivalents	A-13
ARTICLE 5 DEFERRED SHARE UNITS
5.1	Nature of Deferred Share Units	A-13
5.2	Market Fluctuation	A-13
5.3	DSU Awards	A-13
5.4	DSU Agreements	A-13
5.5	Redemption/Settlement of DSUs	A-14
5.6	Determination of Amounts	A-15
ARTICLE 6 SHARE BONUS AWARDS
6.1	Participants	A-15
6.2	Number of Shares	A-15
6.3	Necessary Approvals	A-16
ARTICLE 7 GENERAL CONDITIONS
7.1	General Conditions Applicable to Awards	A-16
7.2	General Conditions Applicable to Options	A-17
7.3	General Conditions Applicable to Share Units	A-17
ARTICLE 8 ADJUSTMENTS AND AMENDMENTS
8.1	Adjustment to Shares Subject to Outstanding Awards	A-18
8.2	Change of Control	A-18
8.3	Amendment or Discontinuance of the Plan	A-19

Annex A-i

Annex A Page No.
ARTICLE 9 MISCELLANEOUS
9.1	Use of an Administrative Agent	A-20
9.2	Tax Withholding	A-20
9.3	Clawback	A-20
9.4	Securities Law Compliance	A-21
9.5	Reorganization of the Corporation	A-22
9.6	Quotation of Shares	A-22
9.7	Fractional Shares	A-22
9.8	Governing Laws	A-22
9.9	Severability	A-22
9.10	Code Section 409A	A-22
ARTICLE 10 BUSINESS COMBINATION
10.1	Business Combination Agreement	A-23
10.2	Amalgamation Options

Annex A-ii

NEW HORIZON AIRCRAFT LTD. OMNIBUS SHARE INCENTIVE PLAN

The Corporation hereby establishes an omnibus share incentive plan for certain qualified directors, executive officers, employees or Consultants of the Corporation or any of its Subsidiaries (all as defined herein).

ARTICLE 1
INTERPRETATION

1.1 Definitions

Where used herein or in any amendments hereto or in any communication required or permitted to be given hereunder, the following terms shall have the following meanings, respectively, unless the context otherwise requires:

“Account” means a notional account maintained for each Participant on the books of the Corporation which will be credited with Share Units or DSUs, as applicable, in accordance with the terms of this Plan;

“Amalgamation” means the means the amalgamation of MergerSub and Robinson pursuant to the Business Combination Agreement and in accordance with the BCA;

“Amalgamation Options” means Options issued upon the effectiveness of the Amalgamation pursuant to the Business Combination Agreement in exchange for Outstanding Options;

“Associate”, where used to indicate a relationship with a Participant, means (i) any domestic partner of that Participant and (ii) the spouse of that Participant and that Participant’s children, as well as that Participant’s relatives and that Participant’s spouse’s relatives, if they share that Participant’s residence;

“Award” means any of an Option (including, for the avoidance of doubt, an Amalgamation Option), Share Unit, DSU or Share Award granted pursuant to, or otherwise governed by, the Plan;

“BCA” means the Business Corporations Act (British Columbia);

“Blackout Period” means the period during which Participants cannot trade securities of the Corporation pursuant to the Corporation’s policy respecting restrictions on trading which is in effect at that time (which, for greater certainty, does not include the period during which a cease trade order is in effect to which the Corporation or in respect of an insider, that insider, is subject);

“Blackout Period Expiry Date” means the date on which a Blackout Period expires;

“Board” has the meaning ascribed thereto in Section 2.2(1) hereof;

“Business Combination Agreement” means the Business Combination Agreement, dated as of August 15, 2023 (as it may be amended or supplemented from time to time), by and among the Corporation, MergerSub and Robinson.

“Business Day” means a day other than a Saturday, Sunday or statutory holiday, when banks are generally open for business in Vancouver, British Columbia for the transaction of banking business;

“Canadian Participant” means a Participant who is a resident of Canada and/or who is granted an Award in respect of, or by virtue of, employment services rendered in Canada, provided that, for greater certainty, a Participant may be both a Canadian Participant and a U.S. Taxpayer;

“Cashless Exercise Right” has the meaning ascribed thereto in Section 3.6(3) hereof;

“Cause” has the meaning ascribed thereto in Section 6.2(1) hereof;

“Change of Control” means, unless the Board determines otherwise, the happening, in a single transaction or in a series of related transactions, of any of the following events:

(a) any transaction (other than a transaction described in clause (c) below) pursuant to which any Person or group of Persons acting jointly or in concert acquires the direct or indirect beneficial ownership of securities of the Corporation representing 50% or more of the aggregate voting power of all of the Corporation’s then issued

Annex A-1

and outstanding securities entitled to vote in the election of directors of the Corporation, other than any such acquisition that occurs upon the exercise or settlement of options or other securities granted by the Corporation under any of the Corporation’s equity incentive plans;

(b) there is consummated an arrangement, amalgamation, merger, consolidation or similar transaction involving (directly or indirectly) the Corporation and, immediately after the consummation of such arrangement, amalgamation, merger, consolidation or similar transaction, the shareholders of the Corporation immediately prior thereto do not beneficially own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving or resulting entity in such amalgamation, merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving or resulting entity in such arrangement, amalgamation, merger, consolidation or similar transaction, in each case in substantially the same proportions as their beneficial ownership of the outstanding voting securities of the Corporation immediately prior to such transaction;

(c) the sale, lease, exchange, license or other disposition, in a single transaction or a series of related transactions, of assets, rights or properties of the Corporation or any of its Subsidiaries which have an aggregate book value greater than 50% of the book value of the assets, rights and properties of the Corporation and its Subsidiaries on a consolidated basis to any other person or entity, other than a disposition to a wholly-owned Subsidiary of the Corporation in the course of a reorganization of the assets of the Corporation and its wholly-owned Subsidiaries;

(d) the passing of a resolution by the Board or shareholders of the Corporation to substantially liquidate the assets of the Corporation or wind up the Corporation’s business or significantly rearrange its affairs in one or more transactions or series of transactions or the commencement of proceedings for such a liquidation, winding-up or re-arrangement (except where such re-arrangement is part of a bona fide reorganization of the Corporation in circumstances where the business of the Corporation is continued and the shareholdings remain substantially the same following the re-arrangement); or

(e) individuals who, immediately prior to a particular time, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board immediately following such time; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board;

“Code” means the United States Internal Revenue Code of 1986, as amended;

“Code Section 409A” means Section 409A of the Code and applicable regulations and guidance issued thereunder;

“Consultant” means a natural person, other than an employee, executive officer or director of the Corporation or a Subsidiary, who provides ongoing bona fide services to the Corporation (not in connection with the offer or sale of securities in a capital-raising transaction), and who does not directly or indirectly promote or maintain a market for the Corporation’s securities;

“Consulting Agreement” means any written consulting agreement between the Corporation or a Subsidiary and a Participant who is a Consultant;

“Corporation” means Pono Capital Three, Inc., a company which will be continued and exist as a company under the BCA and change its name to “New Horizon Aircraft Ltd.” upon consummation of the transactions contemplated by the Business Combination Agreement;

“Designated Broker” means a broker who is independent (pursuant to the rules and policies of Nasdaq) of, and deals at arm’s length with, the Corporation and its Subsidiaries and is designated by the Corporation or its Subsidiaries;

“Dividend Equivalent” means additional Share Units credited to a Participant’s Account as a dividend equivalent pursuant to Section 4.7;

“DSU” has the meaning ascribed thereto in Section 5.1 hereof;

“DSU Agreement” means a written agreement between the Corporation and a Participant evidencing the grant of DSUs and the terms and conditions thereof, a form of which is attached hereto as Exhibit “D”;

Annex A-2

“DSU Redemption Date” means, with respect to a particular DSU, the date on which such DSU is redeemed in accordance with the provisions of this Plan;

“Eligibility Date” the effective date on which a Participant becomes eligible to receive long-term disability benefits (provided that, for greater certainty, such effective date shall be confirmed in writing to the Corporation by the insurance company providing such long-term disability benefits);

“Eligible Participant” means: (i) in respect of a grant of Options, Share Units or Share Awards, any director, executive officer, employee or Consultant of the Corporation or any of its Subsidiaries, (ii) in respect of a grant of DSUs, any Non-Employee Director, and (iii) in respect of a grant of Amalgamation Options, any former holder of Outstanding Options who is entitled to receive Amalgamation Options in accordance with the Business Combination Agreement and the Option Exchange Agreements;

“Employment Agreement” means, with respect to any Participant, any written employment agreement between the Corporation or a Subsidiary and such Participant;

“Exercise Notice” means a notice in writing signed by a Participant and stating the Participant’s intention to exercise a particular Option, if applicable;

“Grant Agreement” means an agreement evidencing the grant to a Participant of an Award, including an Option Agreement, a Share Unit Agreement, a DSU Agreement, an Employment Agreement or a Consulting Agreement;

“Insider” means the Corporation’s officers, directors and shareholders with 10% or greater beneficial ownership of the Shares;

“ITA” means the Income Tax Act (Canada), as amended from time to time;

“ITA Regulations” means the regulations promulgated under the ITA, as amended from time to time;

“Market Value of a Share” means, with respect to any particular date as of which the Market Value of a Share is required to be determined, (i) if the Shares are then listed on Nasdaq, the closing price of the Shares on Nasdaq on the last trading day prior to such particular date (as converted to Canadian dollars based on the exchange rate reported by the Bank of Canada on such date); (ii) if the Shares are not then listed on Nasdaq, the closing price of the Shares on any other stock exchange on which the Shares are then listed (and, if more than one, then using the exchange on which a majority of trading in the Shares occurs) on the last trading day prior to the such particular date (if not reported in Canadian dollars, as converted to Canadian dollars based on the exchange rate reported by the Bank of Canada on such date); or (iii) if the Shares are not then listed on any stock exchange, the value as is determined solely by the Board, acting reasonably and in good faith, and such determination shall be conclusive and binding on all Persons;

“MergerSub” means Merger Acquisitions Corp., a British Columbia company and wholly-owned subsidiary of the Corporation, as it existed prior to the Amalgamation;

“Nasdaq” means the Nasdaq Stock Exchange;

“Non-Employee Director” means a member of the Board who is not otherwise an employee or executive officer of the Corporation or a Subsidiary;

“Option” means an option granted by the Corporation to a Participant entitling such Participant to acquire a designated number of Shares from treasury at the Option Price, and includes, for the avoidance of doubt, an Amalgamation Option;

“Option Agreement” means a written agreement between the Corporation and a Participant evidencing the grant of Options and the terms and conditions thereof, a form of which is attached hereto as Exhibit “A”;

“Option Exchange Agreements” mean, collectively, all of the agreements between Robinson, the Corporation, and each holder of Outstanding Options pursuant to which each such holder will exchange all of their Outstanding Options for Amalgamation Options;

“Option Price” has the meaning ascribed thereto in Section 3.2 hereof;

“Option Term” has the meaning ascribed thereto in Section 3.4 hereof;

“Outstanding Issue” means the number of Shares that are outstanding as at a specified time, on a non- diluted basis;

Annex A-3

“Outstanding Options” means options of Robinson immediately prior to the effective time of the Amalgamation which, pursuant to the terms of the Business Combination Agreement, were exchanged for Options;

“Participant” means any Eligible Participant that is granted one or more Awards under the Plan;

“Performance Criteria” means specified criteria, other than the mere continuation of employment or the mere passage of time, the satisfaction of which is a condition for the grant, exercisability, vesting or full enjoyment of an Option or Share Unit.

“Performance Period” means the period determined by the Board at the time any Option or Share Unit is granted or at any time thereafter during which any Performance Criteria and any other vesting conditions specified by the Board with respect to such Options or Share Unit are to be measured;

“Person” means an individual, corporation, company, cooperative, partnership, trust, unincorporated association, entity with juridical personality or governmental authority or body, and pronouns which refer to a Person shall have a similarly extended meaning;

“Plan” means this New Horizon Aircraft Ltd. Omnibus Share Incentive Plan, including the exhibits hereto and any amendments or supplements hereto made after the effective date hereof;

“Redemption Date” has the meaning ascribed thereto in Section 4.5(1) hereof;

“Restriction Period” means, with respect to a particular grant of Share Units, the period between the date of grant of such Share Units and the latest Vesting Date in respect of any portion of such Share Units;

“Robinson” means Robinson Aircraft Ltd. d/b/a Horizon Aircraft, a British Columbia company, as it existed prior to the Amalgamation;

“SEC” has the meaning ascribed thereto in Section 9.4(5) hereof;

“Separation from Service” has the meaning ascribed to it under Code Section 409A;

“Share Award” means a right awarded to a Participant to receive Shares as provided in Article 6 hereof and subject to the terms and conditions of this Plan;

“Share Compensation Arrangement” means any stock option, stock option plan, employee stock purchase plan, long-term incentive plan or other compensation or incentive mechanism involving the issuance or potential issuance of Shares from treasury, including a share purchase from treasury by a full-time employee, director, officer, Insider, or Consultant which is financially assisted by the Corporation or a Subsidiary by way of a loan, guarantee or otherwise;

“Share Unit” means a right awarded to a Participant to receive a payment as provided in Article 4 hereof and subject to the terms and conditions of this Plan;

“Share Unit Agreement” means a written agreement between the Corporation and a Participant evidencing the grant of Share Units and the terms and conditions thereof, a form of which is attached hereto as Exhibit “C”;

“Share Unit Outside Expiry Date” has the meaning ascribed thereto in Section 4.5(5) hereof.

“Shares” means the Class A Common shares in the share capital of the Corporation;

“Stock Exchange” means Nasdaq or, if the Shares are not listed or posted for trading on Nasdaq at a particular date, any other stock exchange on which the majority of the trading volume and value of the Shares are listed or posted for trading;

“Subsidiary” means a corporation, company or partnership that is controlled, directly or indirectly, by the Corporation including, without limitation, MergerSub and the company which will continue upon the Amalgamation of MergerSub and Robinson;

“Termination Date” means (i) in the event of a Participant’s resignation, the date on which such Participant ceases to be a director, executive officer, employee or Consultant of the Corporation or one of its Subsidiaries, (ii) in the event of the termination of the Participant’s employment, or position as director, executive or officer of the Corporation or a Subsidiary, or Consultant, the effective date of the termination as specified in the notice of termination provided to the

Annex A-4

Participant by the Corporation or the Subsidiary, as the case may be, and (iii) in the event of a Participant’s death, on the date of death, provided that, in applying the provisions of this Plan to DSUs granted to a Canadian Participant, the “Termination Date” shall be the date on which the Participant is neither a director, employee, executive or officer of the Corporation or of any affiliate of the Corporation (where “affiliate” has the meaning ascribed thereto by the Canada Revenue Agency for the purposes of paragraph 6801(d) of the ITA Regulations);

“Termination of Service” means that a Participant has ceased to be an Eligible Participant;

“U.S.” means the United States of America;

“U.S. Securities Act” means the United States Securities Act of 1933, as amended;

“U.S. Share Unit Outside Expiry Date” has the meaning ascribed thereto in Section 4.1 hereof;

“U.S. Taxpayer” means a Participant who is a U.S. citizen, a U.S. permanent resident or other person who is subject to taxation on their income or in respect of Awards under the Code, provided that, for greater certainty, a Participant may be both a Canadian Participant and a U.S. Taxpayer; and

“Vesting Date” has the meaning ascribed thereto in Section 4.4 hereof.

1.2 Interpretation

(1) Whenever the Board is to exercise discretion or authority in the administration of the terms and conditions of this Plan, the term “discretion” or “authority” means the sole and absolute discretion of the Board.

(2) The provision of a table of contents, the division of this Plan into Articles, Sections and other subdivisions and the insertion of headings are for convenient reference only and do not affect the interpretation of this Plan.

(3) In this Plan, words importing the singular shall include the plural, and vice versa and words importing any gender include any other gender.

(4) The words “including”, “includes” and “include” and any derivatives of such words mean “including (or includes or include) without limitation”. As used herein, the expressions “Article”, “Section” and other subdivision followed by a number, mean and refer to the specified Article, Section or other subdivision of this Plan, respectively.

(5) Unless otherwise specified in the Participant’s Grant Agreement, all references to money amounts are to Canadian currency, and where any amount is required to be converted to or from a currency other than Canadian currency, such conversion shall be based on the exchange rate quoted by the Bank of Canada on the particular date.

(6) For purposes of this Plan, the legal representatives of a Participant shall only include the legal representative of the Participant’s estate or will.

(7) If any action may be taken within, or any right or obligation is to expire at the end of, a period of days under this Plan, then the first day of the period is not counted, but the day of its expiry is counted.

ARTICLE 2
PURPOSE AND ADMINISTRATION OF THE PLAN; GRANTING OF AWARDS

2.1 Purpose of the Plan

The purpose of the Plan is to permit the Corporation to grant Awards to Eligible Participants, subject to certain conditions as hereinafter set forth, for the following purposes:

(a) to increase the interest in the Corporation’s welfare of those Eligible Participants, who share responsibility for the management, growth and protection of the business of the Corporation or a Subsidiary;

(b) to provide an incentive to such Eligible Participants to continue their services for the Corporation or a Subsidiary and to encourage such Eligible Participants whose skills, performance and loyalty to the objectives and interests of the Corporation or a Subsidiary are necessary or essential to its success, image, reputation or activities;

(c) to reward Participants for their performance of services while working for the Corporation or a Subsidiary;

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(d) to provide a means through which the Corporation or a Subsidiary may attract and retain able Persons to enter its employment or service; and

(e) in connection with the grant of Amalgamation Options, to reward such Participants for the services performed by them in relation to the Subsidiaries prior to the effective time of the Amalgamation.

2.2 Implementation and Administration of the Plan

(1) The Plan shall be administered and interpreted by the board of directors of the Corporation (the “Board”) or, if the Board by resolution so decides, by a committee or plan administrator appointed by the Board. If such committee or plan administrator is appointed for this purpose, all references to the “Board” herein will be deemed references to such committee or plan administrator. Nothing contained herein shall prevent the Board from adopting other or additional Share Compensation Arrangements or other compensation arrangements, subject to any required approval.

(2) Subject to Article 7 and any applicable rules of a Stock Exchange, the Board may, from time to time, as it may deem expedient, adopt, amend and rescind rules and regulations or vary the terms of this Plan and/or any Award hereunder for carrying out the provisions and purposes of the Plan and/or to address tax or other requirements of any applicable jurisdiction.

(3) Subject to the provisions of this Plan, the Board is authorized, in its sole discretion, to make such determinations under, and such interpretations of, and take such steps and actions in connection with, the proper administration and operations of the Plan as it may deem necessary or advisable. The Board may delegate to officers or managers of the Corporation, or committees thereof, the authority, subject to such terms as the Board shall determine, to perform such functions, in whole or in part. Any such delegation by the Board may be revoked at any time at the Board’s sole discretion. The interpretation, administration, construction and application of the Plan and any provisions hereof made by the Board, or by any officer, manager, committee or any other Person to which the Board delegated authority to perform such functions, shall be final and binding on the Corporation, its Subsidiaries and all Eligible Participants.

(4) No member of the Board or any Person acting pursuant to authority delegated by the Board hereunder shall be liable for any action or determination taken or made in good faith in the administration, interpretation, construction or application of the Plan or any Award granted hereunder. Members of the Board or and any person acting at the direction or on behalf of the Board, shall, to the extent permitted by law, be fully indemnified and protected by the Corporation with respect to any such action or determination.

(5) The Plan shall not in any way fetter, limit, obligate, restrict or constrain the Board with regard to the allotment or issuance of any Shares or any other securities in the capital of the Corporation. For greater clarity, the Corporation shall not by virtue of this Plan be in any way restricted from declaring and paying stock dividends, repurchasing Shares or varying or amending its share capital or corporate structure.

2.3 Participation in this Plan

(1) The Corporation makes no representation or warranty as to the future market value of the Shares or with respect to any income tax matters affecting any Participant resulting from the grant of an Award, the exercise of an Option or transactions in the Shares or otherwise in respect of participation under the Plan. Neither the Corporation, nor any of its directors, officers, employees, shareholders or agents shall be liable for anything done or omitted to be done by such Person or any other Person with respect to the price, time, quantity or other conditions and circumstances of the issuance of Shares hereunder, or in any other manner related to the Plan. For greater certainty, no amount will be paid to, or in respect of, a Participant under the Plan or pursuant to any other arrangement, and no additional Awards will be granted to such Participant to compensate for a downward fluctuation in the price of the Shares, nor will any other form of benefit be conferred upon, or in respect of, a Participant for such purpose. The Corporation and its Subsidiaries do not assume and shall not have responsibility for the income or other tax consequences resulting to any Participant and each Participant is advised to consult with his or her own tax advisors.

(2) Participants (and their legal representatives) shall have no legal or equitable right, claim, or interest in any specific property or asset of the Corporation or any of its Subsidiaries. No asset of the Corporation or any of its Subsidiaries shall be held in any way as collateral security for the fulfillment of the obligations of the Corporation or any of

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its Subsidiaries under this Plan. Unless otherwise determined by the Board, this Plan shall be unfunded. To the extent any Participant or his or her estate holds any rights by virtue of a grant of Awards under this Plan, such rights (unless otherwise determined by the Board) shall be no greater than the rights of an unsecured creditor of the Corporation.

(3) Unless otherwise determined by the Board, the Corporation shall not offer financial assistance to any Participant in regards to the exercise of any Award granted under this Plan.

2.4 Shares Subject to the Plan

(1) Subject to adjustment pursuant to Article 8 hereof, the securities that may be acquired by Participants pursuant to Awards under this Plan shall consist of authorized but unissued Shares, provided that in the case of Share Units the Corporation (or applicable Subsidiary) may, at its sole discretion, elect to settle such Share Units in Shares acquired in the open market by a Designated Broker for the benefit of a Participant.

(2) The maximum number of Shares reserved for issuance, in the aggregate, under this Plan shall be equal to 1,697,452 Shares. For the purposes of calculating the number of Shares reserved for issuance under this Plan, (i) each Option, including an Amalgamation Option, and each Share Award shall be counted as reserving the relevant number of Shares contemplated by that Option or Share Award under the Plan, and (ii) notwithstanding that the settlement of any Share Unit or DSU in Shares shall be at the sole discretion of the Corporation as provided herein, for purposes of the foregoing each Share Unit and each DSU shall, in each case, be counted as reserving the relevant number of Shares which may be used to settle them under the Plan.

(3) No Award may be granted if such grant would have the effect of causing the total number of Shares reserved for issuance under this Plan to exceed the maximum number of Shares reserved for issuance under this Plan as set out above.

(4) If (i) an outstanding Award (or portion thereof) expires or is forfeited, surrendered, cancelled or otherwise terminated for any reason without having been exercised, (ii) an outstanding Award (or portion thereof) is settled in cash, or (iii) Shares acquired pursuant to an Award subject to forfeiture are forfeited, then in each such case the Shares reserved for issuance in respect of such Award (or portion thereof) will again be available for issuance under the Plan.

2.5 Limits with Respect to Insiders, Individual Limits, Annual Grant Limits and Non-Employee Director Limits

(1) The maximum number of the Corporation’s securities issuable to Insiders, at any time under the Plan, or when combined with all of the Corporation’s other Share Compensation Arrangements, cannot exceed ten percent (10%) of the Corporation’s total issued and outstanding securities.

(2) The maximum number of the Corporation’s securities issued to Insiders, within any one-year period, under the Plan, or when combined with all of the Corporation’s other Share Compensation Arrangement, cannot exceed ten percent (10%) of the Corporation’s total issued and outstanding securities.

(3) Any Award granted pursuant to the Plan, or securities issued under any other Share Compensation Arrangement, prior to a Participant becoming an Insider, shall be excluded from the purposes of the limits set out in Section 2.5(1) and Section 2.5(2).

(4) The maximum number of Shares that may be made issuable pursuant to Awards made to employees and Non-Employee Directors within any one-year period shall not exceed 5% of the Outstanding Issue (as of the commencement of such one-year period).

(5) The Board may make Awards to Non-Employee Directors under the Plan provided that the annual grant of Awards under this Plan to any one Non-Employee Director shall not exceed $200,000 in value (based on a Black-Scholes calculation or such other similar and acceptable methodology, applied consistently and appropriately as determined by the Board), of which no more than $150,000 may comprise Options.

2.6 Granting of Awards

Any Award granted under or otherwise governed by the Plan shall be subject to the requirement that, if at any time counsel to the Corporation shall determine that the listing, registration or qualification of the Shares upon any stock exchange or under any law or regulation of any jurisdiction, or the consent or approval of any stock exchange or any

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governmental or regulatory body, is necessary as a condition of, or in connection with, the grant or settlement of such Award or the exercise of any Option or the issuance or purchase of Shares thereunder, as applicable, such Award may not be granted, settled or exercised, as applicable, in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration, qualification, consent or approval.

ARTICLE 3
OPTIONS

3.1 Nature of Options

An Option is an option granted by the Corporation to a Participant entitling such Participant to acquire a designated number of Shares from treasury at the Option Price, but subject to the provisions hereof. For greater certainty, the Corporation is obligated to issue and deliver the designated number of Shares on the exercise of an Option and shall have no independent discretion to settle an Option in cash or other property other than Shares issued from treasury. For the avoidance of doubt, no Dividend Equivalents shall be granted in connection with an Option.

3.2 Option Awards

Subject to the provisions set forth in this Plan and any shareholder or regulatory approval which may be required, the Board shall, from time to time by resolution, in its sole discretion, (i) designate the Eligible Participants who may receive Options under the Plan, (ii) fix the number of Options, if any, to be granted to each Eligible Participant and the date or dates on which such Options shall be granted, (iii) in accordance with Section 3.3, determine the price per Share to be payable upon the exercise of each such Option (the “Option Price”) and the relevant vesting provisions (including Performance Criteria, if applicable) and the Option Term, the whole subject to the terms and conditions prescribed in this Plan or in any Option Agreement, and any applicable rules of a Stock Exchange. Notwithstanding the foregoing, the Corporation shall grant the Amalgamation Options to former holders of Outstanding Options pursuant to, and on the terms and conditions set out in, the Business Combination Agreement.

3.3 Option Price

The Option Price in respect of any Option shall be determined and approved by the Board when such Option is granted, but shall not be less than the Market Value of a Share as of the date of the grant. Notwithstanding the foregoing, the exercise price per Share under any Amalgamation Option shall be the exercise price determined in accordance with the Business Combination Agreement and the relevant Option Exchange Agreement for such Amalgamation Option.

3.4 Option Term

Except in the case of Amalgamation Options, the Board shall determine, at the time of granting the particular Option, the period during which the Option is exercisable, which shall not be more than ten (10) years from the date the Option is granted (“Option Term”). In the case of Amalgamation Options, each Amalgamation Option shall expire on the applicable expiry date for such Amalgamation Option determined in accordance with the Business Combination Agreement and the relevant Option Exchange Agreement. Unless otherwise determined by the Board, all unexercised Options shall be cancelled, without any compensation, at the expiry of such Options. Notwithstanding the expiration provisions hereof, with respect to Options held by Participants who are not U.S. Taxpayers, if the date on which an Option Term expires falls within a Blackout Period or within nine Business Days after a Blackout Period Expiry Date, the expiration date of the Option will be the date that is ten Business Days after the Blackout Period Expiry Date. Notwithstanding anything else herein contained, the ten Business Day period referred to in this section may not be further extended by the Board.

3.5 Exercise of Options

Prior to its expiration or earlier termination in accordance with the Plan, each Option shall be exercisable at such time or times and/or pursuant to the achievement of such Performance Criteria and/or other vesting conditions as the Board, at the time of granting the particular Option, may determine in its sole discretion. For greater certainty, any exercise of Options by a Participant shall be made in compliance with the Corporation’s insider trading policy.

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3.6 Method of Exercise and Payment of Purchase Price

(1) Subject to the provisions of the Plan, an Option granted under the Plan shall be exercisable (from time to time as provided in Section 3.5 hereof) by the Participant (or by the legal representative of the Participant) by delivering a fully completed Exercise Notice, a form of which is attached hereto as Exhibit “B”, to the Corporation at its registered office to the attention of the Chief Financial Officer of the Corporation (or the individual that the Chief Financial Officer of the Corporation may from time to time designate) or by giving notice in such other manner as the Corporation may from time to time designate, which notice shall specify the number of Shares in respect of which the Option is being exercised and shall be accompanied by payment, in full, of (i) the Option Price multiplied by the number of Shares specified in such notice, and (ii) such amount in respect of withholding taxes as the Corporation may require under Section 9.2. Such payment shall be in the form of cash, certified cheque, bank draft or any other form of payment deemed acceptable by the Board.

(2) Upon exercise of an Option, the Corporation shall, as soon as practicable after such exercise and receipt of all payments required to be made by the Participant to the Corporation in connection with such exercise, but no later than ten (10) Business Days following such exercise and payment, forthwith cause the transfer agent and registrar of the Shares either to:

(a) deliver to the Participant (or to the legal representative of the Participant) a certificate in the name of the Participant representing in the aggregate such number of Shares as the Participant (or to the legal representative of the Participant) shall have then paid for and as are specified in such Exercise Notice; or

(b) in the case of Shares issued in uncertificated form, cause the issuance of the aggregate number of Shares as the Participant (or the legal representative of the Participant) shall have then paid for and as are specified in such Exercise Notice, which Shares shall be evidenced by a book position on the register of the shareholders of the Corporation to be maintained by the transfer agent and registrar of the Shares.

(3) The Board may, at any time and on such terms as it may in its discretion determine, grant to a Participant who is entitled to exercise an Option the alternative right (the “Cashless Exercise Right”) to deal with such Option on a “cashless exercise” basis. Without limitation, the Board may determine in its discretion that such Cashless Exercise Right, if any, granted to a Participant in respect of any Options entitles the Participant the right to surrender such Options, in whole or in part, to the Corporation upon giving notice in writing to the Corporation of the Participant’s intention to exercise such Cashless Exercise Right and the number of Options in respect of which such Cashless Exercise Right is being exercised, and, upon such surrender, to receive, as consideration for the surrender of such Options as are specified in the notice, that number of Shares, disregarding fractions, equal to the quotient obtained by:

(a) subtracting the applicable Option Price from the Market Value of a Share (determined as of the date such notice of cashless exercise is received by the Corporation), and multiplying the remainder by the number of Options specified in such notice;

(b) subtracting from the amount obtained under Section 3.6(3)(a) the amount of any applicable withholding taxes as determined by the Corporation in its sole discretion; and

(c) dividing the net amount obtained under subsection 3.6(3)(b) by the Market Value of a Share determined as of the date such notice of cashless exercise is received by the Corporation.

3.7 Option Agreements

Options shall be evidenced by an Option Agreement, in such form not inconsistent with the Plan as the Board may from time to time determine with reference to the form attached as Exhibit “A”. The Option Agreement shall contain such terms that may be considered necessary in order that the Option will comply with any provisions respecting options in the income tax (including, in respect of Canadian Participants, such terms and conditions so as to ensure that the Option shall be continuously governed by section 7 of the ITA) or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or provide services in or the rules of any regulatory body having jurisdiction over the Corporation.

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ARTICLE 4
RESTRICTED AND PERFORMANCE SHARE UNITS

4.1 Nature of Share Units

A Share Unit is an Award in the nature of a bonus for services rendered in the year of grant, that, upon settlement, entitles the recipient Participant to receive a cash payment equal to the Market Value of a Share (or, at the sole discretion of the Corporation, a Share), and subject to such restrictions and conditions on vesting as the Board may determine at the time of grant, unless such Share Unit expires prior to being settled. Restrictions and conditions on vesting conditions may, without limitation, be based on the passage of time during continued employment or other service relationship (sometimes referred to as a “Restricted Share Unit”) the achievement of specified Performance Criteria (sometimes referred to as a “Performance Share Unit”), or both. Unless otherwise provided in the applicable Share Unit Agreement, it is intended Share Units awarded to U.S. Taxpayers will be exempt from Code Section 409A under U.S. Treasury Regulation section 1.409A-1(b)(4), and accordingly such Share Units will be settled/redeemed by March 15th of the year following the year in which such Share Units are not, or are no longer, subject to a substantial risk of forfeiture (as such term is interpreted under Code Section 409A). For greater certainty, upon the satisfaction or waiver or deemed satisfaction of all Performance Criteria and other vesting conditions, the Share Units of U.S. Taxpayers will no longer be subject to a substantial risk of forfeiture, and will be settled/redeemed by March 15th of the following year (the “U.S. Share Unit Outside Expiry Date”). It is intended that, in respect of Share Units granted to Canadian Participants as a bonus for services rendered in the year of grant, neither the Plan nor any Share Units granted hereunder will constitute a “salary deferral arrangement” as defined in subsection 248(1) of the ITA, by reason of the exemption in paragraph (k) thereof. For greater certainty, notwithstanding anything to the contrary in this Plan, all vesting and issuances or payments, as applicable, in respect of a Share Unit granted to a Canadian Participant shall be completed no later than by the Share Unit Outside Expiry Date. All Share Units granted hereunder shall be in addition to, and not in substitution for or in lieu of, ordinary salary and wages received or receivable by any Canadian Participant in respect of his or her services to the Corporation or a Subsidiary, as applicable.

4.2 Share Unit Awards

(1) The Board shall, from time to time by resolution, in its sole discretion, (i) designate the Eligible Participants who may receive Share Units under the Plan, (ii) fix the number of Share Units, if any, to be granted to each Eligible Participant and the date or dates on which such Share Units shall be granted, (iii) determine the relevant conditions, vesting provisions (including the applicable Performance Period and Performance Criteria, if any) and Restriction Period of such Share Units, and (iv) any other terms and conditions applicable to the granted Share Units, which need not be identical and which, without limitation, may include non-competition provisions, subject to the terms and conditions prescribed in this Plan and in any Share Unit Agreement.

(2) Subject to the vesting and other conditions and provisions in this Plan and in the applicable Share Unit Agreement, each Share Unit awarded to a Participant shall entitle the Participant to receive, on settlement, a cash payment equal to the Market Value of a Share, or at the discretion of the Corporation (or applicable Subsidiary), one Share or any combination of cash and Shares as the Corporation (or applicable Subsidiary) in its sole discretion may determine, in each case less any applicable withholding taxes. For greater certainty, no Participant shall have any right to demand to be paid in, or receive, Shares in respect of any Share Unit, and, notwithstanding any discretion exercised by the Corporation (or applicable Subsidiary) to settle any Share Unit, or portion thereof, in the form of Shares, the Corporation (and each Subsidiary) reserves the right to change such form of payment at any time until payment is actually made.

4.3 Share Unit Agreements

(1) The grant of a Share Unit by the Board shall be evidenced by a Share Unit Agreement in such form not inconsistent with the Plan as the Board may from time to time determine with reference to the form attached as Exhibit “C”. Such Share Unit Agreement shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions (including without limitation any recoupment, reimbursement or claw-back compensation policy as may be adopted by the Board from time to time) which are not inconsistent with this Plan and which the Board deems appropriate for inclusion in a Share Unit Agreement. The provisions of the various Share Unit Agreements issued under this Plan need not be identical.

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(2) The Share Unit Agreement shall contain such terms that the Corporation considers necessary in order that the Share Unit will comply with Code Section 409A and any provisions respecting restricted share units in the income tax laws (including, in respect of Canadian Participants, such terms and conditions so as to ensure that the Share Units shall not constitute a “salary deferral arrangement” as defined in subsection 248(1) of the ITA, by reason of the exemption in paragraph (k) thereof) or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or provide services in or the rules of any regulatory body having jurisdiction over the Corporation.

4.4 Vesting of Share Units

The Board shall have sole discretion to (i) determine if any vesting conditions with respect to a Share Unit, including any Performance Criteria or other vesting conditions contained in the applicable Share Unit Agreement, have been met, (ii) waive the vesting conditions applicable to Share Units (or deem them to be satisfied), and (iii) extend the Restriction Period with respect to any grant of Share Units, provided that (A) any such extension shall not result in the Restriction Period for such Shares Units extending beyond the Share Unit Outside Expiry Date, and (B) with respect to any grant of Share Units to a U.S. Taxpayer, such extension constitutes a substantial risk of forfeiture and such Share Units will continue to be exempt from (or otherwise comply with) Code Section 409A. The Corporation shall communicate to a Participant, as soon as reasonably practicable, the date on which all such applicable vesting conditions in respect of a grant of Share Units to the Participant have been satisfied, waived, or deemed satisfied and such Share Units have vested (the “Vesting Date”). Notwithstanding the foregoing, if the date on which any Share Units would otherwise vest falls within a Blackout Period or within nine Business Days after a Blackout Period Expiry Date, the Vesting Date of such Share Units will be deemed to be the date that is the earlier of (i) ten Business Days after the Blackout Period Expiry Date (which ten Business Day period may not be further extended by the Board) and (ii) the Share Unit Outside Expiry Date in respect of such Share Units, provided that in no event will the redemption and settlement of any Share Units of a Participant who is a U.S. Taxpayer be delayed beyond March 15th of the calendar year immediately following the year in which such Share Units are not, or are no longer, subject to a substantial risk of forfeiture (as such term is interpreted under Code Section 409A).

4.5 Redemption/Settlement of Share Units

(1) Subject to the provisions of this Section 4.5 and Section 4.6, a Participant’s vested Share Units shall be redeemed in consideration for a cash payment on the date (the “Redemption Date”) that is the earliest of (i) the 15th day following the applicable Vesting Date for such vested Share Units (or, if such day is not a Business Day, on the immediately following Business Day), (ii) the Share Unit Outside Expiry Date, and (iii) in the case of a Participant who is a U.S. Taxpayer, the U.S. Share Unit Outside Expiry Date.

(2) Subject to the provisions of this Section 4.5 and Section 4.6, during the period between the Vesting Date and the Redemption Date in respect of a Participant’s vested Share Units, the Corporation (or any Subsidiary that is party to an Employment Agreement or Consulting Agreement with the Participant whose vested Share Units are to be redeemed) shall, at its sole discretion, be entitled to elect to settle all or any portion of the cash payment obligation otherwise arising in respect of the Participant’s vested Share Units either (i) by the issuance of Shares to the Participant (or the legal representative of the Participant, if applicable) on the Redemption Date, or (ii) by paying all or a portion of such cash payment obligation to the Designated Broker, who shall use the funds received to purchase Shares in the open market, which Shares shall be registered in the name of the Designated Broker in a separate account the Participant’s benefit.

(3) Settlement of a Participant’s vested Share Units shall take place on the Redemption Date as follows:

(a) where the Corporation (or applicable Subsidiary) has elected to settle all or a portion of the Participant’s vested Share Units in Shares issued from treasury:

(i)  in the case of Shares issued in certificated form, by delivery to the Participant (or to the legal representative of the Participant, if applicable) of a certificate in the name of the Participant (or the legal representative of the Participant, if applicable) representing the aggregate number of Shares that the Participant is entitled to receive, subject to satisfaction of any applicable withholding in accordance with Section 9.2; or

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(ii) in the case of Shares issued in uncertificated form, by the issuance to the Participant (or to the legal representative of the Participant, if applicable) of the aggregate number of Shares that the Participant is entitled to receive, subject to satisfaction of any applicable withholding tax under Section 9.2, which Shares shall be evidenced by a book position on the register of the shareholders of the Corporation to be maintained by the transfer agent and registrar of the Shares;

(b) where the Corporation or a Subsidiary has elected to settle all or a portion of the Participant’s vested Share Units in Shares purchased in the open market, by delivery to the Designated Broker of readily available funds in an amount equal to the Market Value of a Share as of the Redemption Date multiplied by the number of vested Share Units to be settled in Shares purchased in the open market, less the amount of any applicable withholding tax under Section 9.2, along with directions instructing the Designated Broker to use such funds to purchase Shares in the open market for the benefit of the Participant and to be evidenced by a confirmation from the Designated Broker of such purchase;

(c) any cash payment to which the Participant is entitled (excluding, for the avoidance of doubt, any amount payable in respect of the Participant’s Share Units that the Corporation or a Subsidiary has elected to settle in Shares) shall, subject to satisfaction of any applicable withholding tax under Section 9.2, be paid to the Participant (or to the legal representative of the Participant, if applicable) by the Corporation or Subsidiary of which the Participant is a director, employee, executive officer or Consultant, in cash, by cheque or by such other payment method as the Corporation and Participant may agree; and

(d) where the Corporation or a Subsidiary has elected to settle a portion, but not all, of the Participant’s vested Share Units in Shares, the Participant shall be deemed to have instructed the Corporation or Subsidiary, as applicable, to withhold from the cash portion of the payment to which the Participant is otherwise entitled such amount as may be required in accordance with Section 9.2 and to remit such withheld amount to the applicable taxation authorities on account of any withholding tax obligations, and the Corporation or Subsidiary, as applicable, shall deliver any remaining cash payable, after making any such remittance, to the Participant (or to the legal representative of the Participant, if applicable) as soon as reasonable practicable. In the event that the cash portion payable to settle a Participant’s Share Units in the foregoing circumstances is not sufficient to satisfy the withholding obligations of the Corporation or a Subsidiary pursuant to Section 9.2, the Corporation or Subsidiary, as applicable, shall be entitled to satisfy any remaining withholding obligation by any other mechanism as may be required or determined by the Corporation or Subsidiary as appropriate.

(4) Notwithstanding any other provision in this Article 4, all payments, whether in cash or in Shares, shall be completed in respect of the settlement of any Share Unit by no later than December 15 of the third (3rd) calendar year commencing after the year in which such Share Unit was granted (the “Share Unit Outside Expiry Date”).

4.6 Determination of Amounts

(1) The cash payment obligation arising in respect of the redemption and settlement of a vested Share Unit pursuant to Section 4.5 shall be equal to the Market Value of a Share as of the applicable Redemption Date. For the avoidance of doubt, the aggregate cash amount to be paid to a Participant (or the legal representative of the Participant, if applicable) in respect of a particular redemption of the Participant’s vested Share Units shall, subject to any adjustments in accordance with Section 8.1 and any withholding required pursuant to Section 9.2, be equal to the Market Value of a Share as of the Redemption Date for such vested Share Units multiplied by the number of vested Share Units in the Participant’s Account at the commencement of the Redemption Date (after deducting any such vested Share Units in the Participant’s Account in respect of which the Corporation (or applicable Subsidiary) makes an election under Section 4.5(2) to settle such vested Share Units in Shares).

(2) If the Corporation (or applicable Subsidiary) elects in accordance with Section 4.5(2) to settle all or a portion of the cash payment obligation arising in respect of the redemption of a Participant’s vested Share Units by the issuance of Shares, the Corporation shall, subject to any adjustments in accordance with Section 8.1 and any withholding required pursuant to Section 9.2, issue to the Participant (or the legal representative of the Participant, if applicable), for each vested Share Unit which the Corporation (or applicable Subsidiary) elects to settle in Shares, one Share. Where, as a result of any adjustment in accordance with Section 8.1 and/or any withholding required pursuant to Section 9.2, the aggregate number of Shares to be received by a Participant upon an election

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by the Corporation (or applicable Subsidiary) to settle all or a portion of the Participant’s vested Share Units in Shares includes a fractional Share, the aggregate number of Shares to be received by the Participant shall be rounded down to the nearest whole number of Shares.

4.7 Award of Dividend Equivalents

Dividend Equivalents may, as determined by the Board in its sole discretion, be awarded in respect of unvested Share Units in a Participant’s Account on the same basis as cash dividends declared and paid on Shares as if the Participant was a shareholder of record of Shares on the relevant record date. Dividend Equivalents, if any, will be credited to the Participant’s Account in additional Share Units, the number of which shall be equal to a fraction where the numerator is the product of (i) the number of Share Units in such Participant’s Account on the date that dividends are paid multiplied by (ii) the dividend paid per Share and the denominator of which is the Market Value of one Share calculated as of the date that dividends are paid. Any additional Share Units credited to a Participant’s Account as a Dividend Equivalent shall be subject to the same terms and conditions (including vesting and Restriction Periods and Share Unit Outside Expiry Date) as the Share Units in respect of which such additional Share Units are credited and shall be deemed to have been awarded on the same date and subject to the same expiry date as the Share Units in respect of which such additional Share Units are credited.

In the event that the Participant’s applicable Share Units do not vest, all Dividend Equivalents, if any, associated with such Share Units will be forfeited by the Participant.

ARTICLE 5
DEFERRED SHARE UNITS

5.1 Nature of Deferred Share Units

A deferred share unit (“DSU”) is an Award in the nature of a deferral of payment for services rendered, or for future services to be rendered, and that, upon settlement, entitles the recipient Participant to receive cash or acquire Shares, as determined by the Corporation in its sole discretion, unless such DSU expires prior to being settled.

5.2 Market Fluctuation

For greater certainty, no amount will be paid or benefit provided to, or in respect of, a Participant, or to any person who does not deal at arm’s length with a Participant for the purposes of the ITA, under the Plan or pursuant to any other arrangement, and no additional Awards will be granted to such Participant for the purpose of reducing the impact, in whole or in part, of any reduction in the fair market value of the shares of the Corporation or any corporation related thereto.

5.3 DSU Awards

(1) Subject to the provisions of this Plan and the requirements of paragraph 6801(d) of the ITA Regulations and Code Section 409A, the Board shall, from time to time by resolution, in its sole discretion, (i) designate the Non-Employee Directors who may receive DSUs under the Plan, (ii) fix the number of DSUs, if any, to be granted to any Non-Employee Director and the date or dates on which such DSUs shall be granted, and (iii) determine any other terms and conditions applicable to the granted DSUs.

(2) Subject to the vesting and other conditions and provisions in this Plan and in any DSU Agreement, each DSU awarded to a Participant shall entitle the Participant to receive on settlement a cash payment equal to the Market Value of a Share, or at the discretion of the Corporation, one Share or any combination of cash and Shares as the Corporation in its sole discretion may determine. For greater certainty, no Participant shall have any right to demand to be paid in, or receive, Shares in respect of any DSU, and, notwithstanding any discretion exercised by the Corporation to settle any DSU, or portion thereof, in the form of Shares, the Corporation reserves the right to change such form of payment at any time until payment is actually made.

5.4 DSU Agreements

(1) The grant of a DSU by the Board shall be evidenced by a DSU Agreement in such form not inconsistent with the Plan as the Board may from time to time determine with reference to the form attached as Exhibit “D”. Such DSU Agreement shall be subject to all applicable terms and conditions of this Plan and may be subject to any other terms and conditions (including without limitation any recoupment, reimbursement or claw-back compensation

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policy as may be adopted by the Board from time to time) which are not inconsistent with this Plan and which the Board deems appropriate for inclusion in a DSU Agreement. The provisions of the various DSU Agreements issued under this Plan need not be identical.

(2) Each DSU Agreement shall contain such terms that the Corporation considers necessary in order that the DSUs granted thereunder will comply with Code Section 409A and any provisions respecting restricted share units in the income tax (including, in respect of Canadian Participants, such terms and conditions so as to ensure that the DSUs shall not constitute a “salary deferral arrangement” as defined in subsection 248(1) of the ITA by reason of the exemption in paragraph 6801(d) of the ITA Regulations) or other laws in force in any country or jurisdiction of which the Participant may from time to time be a resident or citizen or provide services in or the rules of any regulatory body having jurisdiction over the Corporation.

5.5 Redemption/Settlement of DSUs

(1) Except as otherwise provided in this Section 5.5 or Section 9.10 of this Plan, (i) DSUs of a Participant who is a U.S. Taxpayer shall be redeemed and settled by the Corporation as soon as reasonably practicable following the Participant’s Separation from Service, and (ii) DSUs of a Participant who is a Canadian Participant (or who is neither a U.S Taxpayer nor a Canadian Participant) shall be redeemed and settled by the Corporation as soon as reasonably practicable following the Participant’s Termination Date, but in any event not later than, and any payment (whether in cash or in Shares) in respect of the settlement of such DSUs shall be made no later than, December 15 of the first (1st) calendar year commencing immediately after the Participant’s Termination Date. Notwithstanding the foregoing, if a payment in settlement of DSUs of a Participant who is both a U.S. Taxpayer and a Canadian Participant:

(a) is required as a result of his or her Separation from Service in accordance with clause (i) above, but such payment would result in such DSUs failing to satisfy the requirements of paragraph 6801(d) of the ITA Regulations, then such Participant will automatically forfeit all right to such payment without compensation therefor, and no such payment will be made to such Participant; or

(b) is required pursuant to clause (ii) above, but such payment would result in such DSUs failing to satisfy the requirements of Code Section 409A because the Participant has not experienced a Separation from Service, and if the Board determines that it is not practical to make such payment in some other manner or at some other time that satisfies the requirements of both Code Section 409A and paragraph 6801(d) of the ITA Regulations, then the Participant shall forfeit such DSUs without compensation therefor.

(2) The Corporation will have, at its sole discretion, the ability to elect to settle all or any portion of the cash payment obligation arising in respect of the redemption and settlement of a Participant’s DSUs by the issuance of Shares.

(3) For greater certainty, the Corporation shall not pay any cash or issue any Shares to a Participant in satisfaction of the redemption of a Participant’s DSUs prior to the Corporation being satisfied, in its sole discretion, that all applicable withholding taxes under Section 9.2 will be timely withheld, deducted, or received and remitted to the appropriate taxation authorities in respect of any particular Participant and any particular DSUs.

(4) The redemption and settlement of a Participant’s DSUs shall occur on the applicable DSU Redemption Date as follows:

(a) where the Corporation has elected to settle all or a portion of the Participant’s DSUs in Shares,

(i)  in the case of Shares issued in certificated form, delivery to the Participant (or to the legal representative of the Participant, if applicable) of a certificate in the name of the Participant (or the legal representative of the Participant, if applicable) representing the aggregate number of Shares that the Participant is entitled to receive, subject to satisfaction of any applicable withholding in accordance with Section 9.2; or

(ii) in the case of Shares issued in uncertificated form, issuance to the Participant (or to the legal representative of the Participant, if applicable) of the aggregate number of Shares that the Participant is entitled to receive, subject to satisfaction of any applicable withholding tax under Section 9.2, which Shares shall be evidenced by a book position on the register of the shareholders of the Corporation to be maintained by the transfer agent and registrar of the Shares;

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(b) any cash payment to which the Participant is entitled (excluding, for the avoidance of doubt, any amount payable in respect of the Participant’s DSUs that the Corporation has elected to pay in Shares) shall, subject to satisfaction of any applicable withholding tax under Section 9.2, be paid to the Participant (or to the legal representative of the Participant, if applicable) by the Corporation in cash, by cheque or by such other payment method as the Corporation and Participant may agree; and

(c) where the Corporation has elected to settle a portion, but not all, of the Participant’s DSUs in Shares, the Participant shall be deemed to have instructed the Corporation to withhold from the cash portion of the payment to which the Participant is otherwise entitled such amount as may be required in accordance with Section 9.2 and to remit such withheld amount to the applicable taxation authorities on account of any withholding obligations of the Corporation, and the Corporation shall deliver any remaining cash payable, after making any such remittance, to the Participant (or to the legal representative of the Participant, if applicable) as soon as reasonable practicable. In the event that the cash portion elected by the Corporation to settle the Participant’s Share Units is not sufficient to satisfy the withholding obligations of the Corporation pursuant to Section 9.2, any remaining amounts shall be satisfied by the Corporation by any other mechanism as may be required or determined by the Corporation as appropriate.

5.6 Determination of Amounts

(1) The cash payment obligation by the Corporation in respect of the redemption and settlement of a DSU pursuant to Section 5.5 shall be equal to the Market Value of a Share as of the applicable DSU Redemption Date. For the avoidance of doubt, the aggregate cash amount to be paid to a Participant (or the legal representative of the Participant, if applicable) in respect of a particular redemption of the Participant’s DSUs shall, subject to any adjustment in accordance with Section 8.1 and any withholding required pursuant to Section 9.2, be equal to the Market Value of a Share as of the DSU Redemption Date for such DSUs multiplied by the number of DSUs being redeemed (after deducting any such DSUs in respect of which the Corporation makes an election under Section 5.5(2) to settle such DSUs in Shares).

(2) If the Corporation elects in accordance with Section 5.5(2) to settle all or a portion of the cash payment obligation arising in respect of the redemption of a Participant’s DSUs by the issuance of Shares, the Corporation shall, subject to any adjustments in accordance with Section 7.1 and any withholding required pursuant to Section 8.2, issue to the Participant, for each DSU which the Corporation elects to settle in Shares, one Share. Where, as a result of any adjustment in accordance with Section 7.1 and/or any withholding required pursuant to Section 8.2, the aggregate number of Shares to be received by a Participant upon an election by the Corporation to settle all or a portion of the Participant’s DSUs includes a fractional Share, the aggregate number of Shares to be received by the Participant shall be rounded down to the nearest whole number of Shares.

ARTICLE 6
SHARE BONUS AWARDS

6.1 Participants

The Board, on the recommendation of the Committee, shall have the right, subject to Section 6.2, to issue or reserve for issuance, in consideration for services performed for the Corporation or any Subsidiary, to any Eligible Participant any number of Shares as a discretionary bonus of Shares subject to such provisos and restrictions as the Board may determine.

6.2 Number of Shares

Shares reserved for issuance and issued as Share Awards shall be subject to the limitations set out in Section 2.4. In addition to the limitations set out in Section 2.4, the aggregate maximum number of shares that may be issued pursuant to Section 6.1 will be limited to 1,000,000 Shares. The Board, on the recommendation of the Committee, in its absolute discretion, shall have the right to reallocate any of the Shares reserved for issuance as Share Awards for future issuance pursuant to a grant of other types of Awards permitted under this Plan and, in the event that any Shares specifically reserved under this Article 6 are reallocated to other types of Awards, the aggregate maximum number of Shares reserved for grants as Share Awards will be reduced to that extent. In no event will the number of Shares allocated for issuance under this Article 6 exceed 1,000,000 Shares.

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6.3 Necessary Approvals

The obligation of the Company to issue and deliver any Shares pursuant to a Share Award will be subject to all necessary approvals of any exchange or securities regulatory authority having jurisdiction over the Shares and Share Awards will be subject to satisfactory arrangements for the deduction and remittance of any required withholding tax.

ARTICLE 7
GENERAL CONDITIONS

7.1 General Conditions Applicable to Awards

Each Award shall be subject to the following conditions:

(1) Vesting Period. Each Award granted hereunder shall vest in accordance with the terms of this Plan and the Grant Agreement entered into in respect of such Award. Except in the case of DSUs, the Board has the right, in its sole discretion, to waive any vesting conditions or accelerate the vesting of any Award, or to deem any Performance Criteria or other vesting conditions to be satisfied, notwithstanding the vesting schedule set forth for such Award.

(2) Employment. Notwithstanding any express or implied term of this Plan to the contrary, the granting of an Award pursuant to the Plan shall in no way be construed as a guarantee by the Corporation or a Subsidiary to the Participant of employment or another service relationship with the Corporation or a Subsidiary. The granting of an Award to a Participant shall not impose upon the Corporation or a Subsidiary any obligation to retain the Participant in its employ or service in any capacity. Nothing contained in this Plan or in any Award granted under this Plan shall interfere in any way with the rights of the Corporation or any of its Subsidiaries in connection with the employment, retention or termination of any such Participant. The loss of existing or potential profit in Shares underlying Awards granted under this Plan shall not constitute an element of damages in the event of termination of a Participant’s employment or service in any office or otherwise.

(3) Grant of Awards. Eligibility to participate in this Plan does not confer upon any Eligible Participant any right to be granted Awards pursuant to this Plan. Granting Awards to any Eligible Participant does not confer upon any Eligible Participant the right to receive nor preclude such Eligible Participant from receiving any additional Awards at any time. The extent to which any Eligible Participant is entitled to be granted Awards pursuant to this Plan will be determined in the sole discretion of the Board. Participation in the Plan shall be entirely voluntary and any decision not to participate shall not affect an Eligible Participant’s relationship or employment with the Corporation or any Subsidiary.

(4) Rights as a Shareholder. Neither the Participant nor such Participant’s personal representatives or legatees shall have any rights whatsoever as shareholder in respect of any Shares covered by such Participant’s Awards by reason of the grant of such Award until such Award has been duly exercised, as applicable, and settled and Shares have been issued in respect thereof. Without in any way limiting the generality of the foregoing and except as provided under this Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such Shares have been issued.

(5) Conformity to Plan. In the event that an Award is granted or a Grant Agreement is executed which does not conform in all particulars with the provisions of the Plan, or purports to grant Awards on terms different from those set out in the Plan, the Award or the grant of such Award shall not be in any way void or invalidated, but the Award so granted will be adjusted to become, in all respects, in conformity with the Plan.

(6) Non-Transferrable Awards. Except as specifically provided in a Grant Agreement approved by the Board, each Award granted under the Plan is personal to the Participant and shall not be assignable or transferable by the Participant, whether voluntarily or by operation of law, except by will or by the laws of succession of the domicile of the deceased Participant. No Award granted hereunder shall be pledged, hypothecated, charged, transferred, assigned or otherwise encumbered or disposed of on pain of nullity.

(7) Participant’s Entitlement. Except as otherwise provided in this Plan (including, without limiting the generality of the foregoing, pursuant to Section 6.2), or unless the Board permits otherwise, upon any Subsidiary of the Corporation ceasing to be a Subsidiary of the Corporation, Awards previously granted under this Plan that, at the time of such change, are held by a Person who is a director, executive officer, employee or Consultant of such Subsidiary of the Corporation and not of the Corporation itself, whether or not then exercisable, shall automatically terminate on the date of such change.

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7.2 General Conditions Applicable to Options

Subject to Subsection (7), each Option shall be subject to the following conditions:

(1) Termination for Cause. Upon a Participant ceasing to be an Eligible Participant for Cause, any vested or unvested Option granted to such Participant shall terminate automatically and become void immediately. For the purposes of the Plan, the determination by the Corporation that the Participant was discharged for Cause shall be binding on the Participant. “Cause” shall include, among other things, gross misconduct, theft, fraud, breach of confidentiality or breach of the Corporation’s codes of conduct and any other reason determined by the Corporation to be cause for termination.

(2) Termination not for Cause. Upon a Participant ceasing to be an Eligible Participant as a result of his or her employment or service relationship with the Corporation or a Subsidiary being terminated without Cause (including, for the avoidance of doubt, as a result of any Subsidiary of the Corporation ceasing to be a Subsidiary of the Corporation, as contemplated by Section 7.1(7)), (i) each unvested Option granted to such Participant shall expire and become void immediately upon such termination, and (ii) each vested Option held by such Participant shall cease to be exercisable on the earlier of (A) ninety (90) days after the Participant’s Termination Date (or such later date as the Board may, in its sole discretion, determine) and (B) the expiry date of such Option as set forth in the applicable Grant Agreement, after which such vested Option will expire.

(3) Resignation. Upon a Participant ceasing to be an Eligible Participant as a result of his or her resignation from the Corporation or a Subsidiary, (i) each unvested Option granted to such Participant shall terminate and become void immediately upon such resignation and (ii) each vested Option held by such Participant shall cease to be exercisable on the earlier of (A) ninety (90) days after the Participant’s Termination Date and (B) the expiry date of such Option as set forth in the applicable Grant Agreement, after which such vested Option will expire.

(4) Permanent Disability/Retirement. Upon a Participant ceasing to be an Eligible Participant by reason of retirement or permanent disability, (i) each unvested Option granted to such Participant shall terminate and become void immediately, and (ii) each vested Option held by such Participant shall cease to be exercisable on the earlier of (A) ninety (90) days from the date of retirement or the date on which the Participant ceases his or her employment or service relationship with the Corporation or any Subsidiary by reason of permanent disability, and (B) the expiry date of such Option as set forth in the applicable Grant Agreement, after which such vested Option will expire.

(5) Death. Upon a Participant ceasing to be an Eligible Participant by reason of death, (i) each unvested Option granted to such Participant shall terminate and become void immediately, and (ii) each vested Option held by such Participant at the time of death may be exercised by the legal representative of the Participant, provided that any such vested Option shall cease to be exercisable on the earlier of (A) the date that is six (6) months after the Participant’s death or prior to the expiration of the original term of the Options whichever occurs earlier.

(6) Leave of Absence. Upon a Participant electing a voluntary leave of absence of more than twelve (12) months, including maternity and paternity leaves, the Board may determine, at its sole discretion but subject to applicable laws, that such Participant’s participation in the Plan shall be terminated, provided that all vested Options shall remain outstanding and in effect until the applicable exercise date, or an earlier date determined by the Board at its sole discretion.

(7) Amalgamation Options. The above provisions of this Section 7.2, other than subsection (5) and this subsection (7), shall not apply to any Amalgamation Option, and each Amalgamation Option shall, subject to subsection (5), only expire on the expiry date of such Amalgamation Option determined in accordance with the Business Combination Agreement and the relevant Option Exchange Agreement.

7.3 General Conditions Applicable to Share Units

Each Share Unit shall be subject to the following conditions:

(1) Termination for Cause and Resignation. Upon a Participant ceasing to be an Eligible Participant for Cause or as a result of his or her resignation from the Corporation or a Subsidiary, the Participant’s participation in the Plan shall be terminated immediately, all Share Units credited to such Participant’s Account that have not vested shall be forfeited and cancelled, and the Participant’s rights that relate to such Participant’s unvested Share Units shall be forfeited and cancelled on the Termination Date.

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(2) Death, Leave of Absence or Termination of Service. Except as otherwise determined by the Board from time to time, at its sole discretion, upon a Participant electing a voluntary leave of absence of more than twelve (12) months, including maternity and paternity leaves, or upon a Participant ceasing to be Eligible Participant as a result of (i) death, (ii) retirement, (iii) Termination of Service for reasons other than for Cause, (iv) his or her employment or service relationship with the Corporation or a Subsidiary being terminated by reason of injury or disability or (v) becoming eligible to receive long-term disability benefits, all unvested Share Units in the Participant’s Account as of such date relating to a Restriction Period in progress shall be forfeited and cancelled. Notwithstanding the foregoing, if the Board, in its sole discretion, instead accelerates the vesting or waives vesting conditions with respect to all or some portion of outstanding unvested Share Units, the date of such action is the Vesting Date.

(3) General. For greater certainty, where (i) a Participant’s employment or service relationship with the Corporation or a Subsidiary is terminated pursuant to Section 7.3(1) or Section 7.3(2) hereof or (ii) a Participant elects for a voluntary leave of absence pursuant to Section 7.3(2) hereof following the satisfaction of all vesting conditions in respect of particular Share Units but before receipt of the corresponding distribution or payment in respect of such Share Units, the Participant shall remain entitled to such distribution or payment.

ARTICLE 8
ADJUSTMENTS AND AMENDMENTS

8.1 Adjustment to Shares Subject to Outstanding Awards

At any time after the grant of an Award to a Participant and prior to the expiration of the term of such Award or the forfeiture or cancellation of such Award, in the event of (i) any subdivision of the Shares into a greater number of Shares, (ii) any consolidation of Shares into a lesser number of Shares, (iii) any reclassification, reorganization or other change affecting the Shares, (iv) any merger, amalgamation or consolidation of the Corporation with or into another corporation, or (v) any distribution to all holders of Shares or other securities in the capital of the Corporation, of cash, evidences of indebtedness or other assets of the Corporation (excluding an ordinary course dividend in cash or shares, but including for greater certainty shares or equity interests in a subsidiary or business unit of the Corporation or one of its subsidiaries or cash proceeds of the disposition of such a subsidiary or business unit) or any transaction or change having a similar effect, then the Board shall in its sole discretion, subject to the required approval of any Stock Exchange, determine the appropriate adjustments or substitutions to be made in such circumstances in order to maintain the economic rights of the Participant in respect of such Award in connection with such occurrence or change, including, without limitation:

(a) adjustments to the exercise price of such Award without any change in the total price applicable to the unexercised portion of the Award;

(b) adjustments to the number of Shares to which the Participant is entitled upon exercise of such Award; or

(c) adjustments to the number of kind of Shares reserved for issuance pursuant to the Plan.

8.2 Change of Control

(1) In the event of a potential Change of Control, the Board shall have the power, in its sole discretion, to accelerate the vesting of Options to assist the Participants to tender into a takeover bid or participating in any other transaction leading to a Change of Control. For greater certainty, in the event of a take-over bid or any other transaction leading to a Change of Control, the Board shall have the power, in its sole discretion, to (i) provide that any or all Options shall thereupon terminate, provided that any such outstanding Options that have vested shall remain exercisable until the consummation of such Change of Control, and (ii) permit Participants to conditionally exercise their vested Options immediately prior to the consummation of the take-over bid and the Shares issuable under such Options to be tendered to such bid, such conditional exercise to be conditional upon the take-up by such offeror of the Shares or other securities tendered to such take-over bid in accordance with the terms of such take-over bid (or the effectiveness of such other transaction leading to a Change of Control). If, however, the potential Change of Control referred to in this Section 8.2 is not completed within the time specified therein (as the same may be extended), then notwithstanding this Section 8.2 or the definition of “Change of Control”: (i) any conditional exercise of vested Options shall be deemed to be null, void and of no effect, and such conditionally exercised Options shall for all purposes be deemed not to have been exercised, (ii) Shares which were issued pursuant to the exercise of Options which vested pursuant to this Section 8.2 shall be returned by the Participant to the Corporation

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and reinstated as authorized but unissued Shares, and (iii) the original terms applicable to Options which vested pursuant to this Section 8.28.2 shall be reinstated. In the event of a Change in Control, the Board may exercise its discretion to accelerate the vesting of, or waive the Performance Criteria or other Vesting Conditions applicable to, outstanding Share Units, and the date of the such action shall be the Vesting Date of such Share Units.

(2) If the Corporation completes a transaction constituting a Change of Control and within twelve (12) months following the Change of Control a Participant who was also an officer or employee of, or Consultant to, the Corporation prior to the Change of Control has their Employment Agreement or Consulting Agreement terminated, then: (i) all unvested Options granted to such Participant shall immediately vest and become exercisable, and remain open for exercise until the earlier of (A) their expiry date as set out in the applicable Grant Agreement, and (B) the date that is 90 days after such termination or dismissal; and (ii) all unvested Share Units shall become vested, and the date of such Participant’s Termination Date shall be deemed to be the Vesting Date.

8.3 Amendment or Discontinuance of the Plan

(1) The Board may suspend or terminate the Plan at any time, or from time to time amend or revise the terms of the Plan or any granted Award without the consent of the Participants, provided that such suspension, termination, amendment or revision shall:

(a) not adversely alter or impair the rights of any Participant, without the consent of such Participant except as permitted by the provisions of the Plan;

(b) be in compliance with applicable law (including Code Section 409A, to the extent it is applicable) and with the prior approval, if required, of the shareholders of the Corporation, Nasdaq, or any other regulatory body having authority over the Corporation; and

(c) be subject to shareholder approval, where required by law or the requirements of Nasdaq provided that the Board may, from time to time, in its absolute discretion and without approval of the shareholders of the Corporation make the following amendments to this Plan:

(i)    any amendment to the vesting provision, if applicable, or assignability provisions of the Awards;

(ii)   any amendment to the expiration date of an Award that does not extend the terms of the Award past the original date of expiration of such Award;

(iii)  any amendment regarding the effect of termination of a Participant’s employment or engagement;

(iv)  any amendment which accelerates the date on which any Option may be exercised under the Plan;

(v)   any amendment necessary to comply with applicable law or the requirements of Nasdaq or any other regulatory body;

(vi)  any amendment of a “housekeeping” nature, including to clarify the meaning of an existing provision of the Plan, correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan, correct any grammatical or typographical errors or amend the definitions in the Plan;

(vii) any amendment regarding the administration of the Plan;

(viii)any amendment to add provisions permitting the grant of Awards settled otherwise than with Shares issued from treasury, or adopt a clawback provision applicable to equity compensation;

(ix)  any other amendment that does not require the approval of the shareholders of the Corporation under Section 8.3(2); and

(x)   to reduce the allocation of Shares to Share Awards under Article 6.

(2) Notwithstanding Section 8.3(1), the Board shall be required to obtain shareholder approval to make the following amendments:

(a) any increase to the maximum number of Shares issuable under the Plan, except in the event of an adjustment pursuant to Article 8;

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(b) except in the case of an adjustment pursuant to Article 8, any amendment which reduces the exercise price of an Option or any cancellation of an Option and replacement of such Option with an Option with a lower exercise price;

(c) any amendment which extends the expiry date of any Award, or the Restriction Period of any Share Unit beyond the original expiry date or Restriction Period;

(d) any amendment which increases the maximum number of Shares that may be (i) issuable to Insiders at any time; or (ii) issued to Insiders under the Plan and any other proposed or established Share Compensation Arrangement in a one-year period, except in case of an adjustment pursuant to Article 8;

(e) any amendment to the number of Shares that may be made issuable pursuant to Awards made to employees and Non-Employee Directors within any one year period;

(f)  any amendment to the limits on Awards to Non-Employee Directors set out in Section 2.5(5); and

(g) any amendment to the definition of an Eligible Participant under the Plan;

provided that Shares held directly or indirectly by Insiders benefiting from the amendments shall be excluded when obtaining such shareholder approval.

ARTICLE 9
MISCELLANEOUS

9.1 Use of an Administrative Agent

The Board may in its sole discretion appoint from time to time one or more entities to act as administrative agent to administer the Awards granted under the Plan and to hold and administer the assets that may be held in respect of Awards granted under the Plan, the whole in accordance with the terms and conditions determined by the Board in its sole discretion. The Corporation and the administrative agent will maintain records showing the number of Awards granted to each Participant under the Plan.

9.2 Tax Withholding

Notwithstanding any other provision of this Plan, all distributions, delivery of Shares or payments to a Participant (or to the legal representative of the Participant) under this Plan shall be made net of any applicable withholdings, including in respect of applicable withholding taxes required to be withheld at source and other source deductions, as the Corporation determines. If the event giving rise to the withholding obligation involves an issuance or delivery of Shares, then, the withholding may be satisfied in such manner as the Corporation determines, including (a) by the sale of a portion of such Shares by the Corporation, the Corporation’s transfer agent and registrar or any trustee appointed by the Corporation pursuant to Section 8.1, on behalf of and as agent for the Participant, as soon as permissible and practicable, with the proceeds of such sale being used to satisfy any withholding and remittance obligations of the Corporation (and any remaining proceeds, following such withholding and remittance, to be paid to the Participant), (b) by requiring the Participant, as a condition of receiving such Shares, to pay to the Corporation an amount in cash sufficient to satisfy such withholding, or (c) any other mechanism as may be required or determined by the Corporation as appropriate.

9.3 Clawback

Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Corporation pursuant to any such law, government regulation or stock exchange listing requirement) or any policy adopted by the Corporation. Without limiting the generality of the foregoing, the Board may provide in any case that outstanding Awards (whether or not vested or exercisable) and the proceeds from the exercise or disposition of Awards or Shares acquired under Awards will be subject to forfeiture and disgorgement to the Corporation, with interest and other related earnings, if the Participant to whom the Award was granted violates (i) a non-competition, non- solicitation, confidentiality or other restrictive covenant by which he or she is bound, or (ii) any policy adopted by the Corporation applicable to the Participant that provides for forfeiture or disgorgement with respect to incentive

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compensation that includes Awards under the Plan. In addition, the Board may require forfeiture and disgorgement to the Corporation of outstanding Awards and the proceeds from the exercise or disposition of Awards or Shares acquired under Awards, with interest and other related earnings, to the extent required by law or applicable stock exchange listing standards, including any related policy adopted by the Corporation. Each Participant, by accepting or being deemed to have accepted an Award under the Plan, agrees to cooperate fully with the Board, and to cause any and all permitted transferees of the Participant to cooperate fully with the Board, to effectuate any forfeiture or disgorgement required hereunder. Neither the Board nor the Corporation nor any other person, other than the Participant and his or her permitted transferees, if any, will be responsible for any adverse tax or other consequences to a Participant or his or her permitted transferees, if any, that may arise in connection with this Section 9.3.

9.4 Securities Law Compliance

(1) The Plan (including any amendments to it), the terms of the grant of any Award under the Plan, the grant of any Award, the exercise of any Option, the delivery of any Shares upon exercise of any Option or pursuant to a Share Award, or the Corporation’s election to deliver Shares in settlement of any Share Units or DSUs, shall be subject to all applicable federal, provincial, state and foreign laws, rules and regulations, the rules and regulations of applicable Stock Exchanges and to such approvals by any regulatory or governmental agency as may, as determined by the Corporation, be required. The Corporation shall not be obliged by any provision of the Plan or the grant of any Award or exercise of any Option hereunder to issue, sell or deliver Shares in violation of such laws, rules and regulations or any condition of such approvals.

(2) No Awards shall be granted, and no Shares shall be issued, sold or delivered hereunder, where such grant, issue, sale or delivery would require registration of the Plan or of the Shares under the securities laws of any jurisdiction or the filing of any prospectus for the qualification of same thereunder, and any purported grant of any Award or purported issue or sale of Shares hereunder in violation of this provision shall be void.

(3) The Corporation shall have no obligation to issue any Shares pursuant to this Plan unless upon official notice of issuance such Shares shall have been duly listed with a Stock Exchange. Shares issued, sold or delivered to Participants under the Plan may be subject to limitations on sale or resale under applicable securities laws.

(4) If Shares cannot be issued to a Participant upon the exercise of an Option due to legal or regulatory restrictions, the obligation of the Corporation to issue such Shares shall terminate and any funds paid to the Corporation in connection with the exercise of such Option will be returned to the applicable Participant as soon as practicable.

(5) With respect to Awards granted in the United States or to U.S. Persons (as defined under Regulation S under the U.S. Securities Act) or at such time as the Corporation ceases to be a “foreign private issuer” (as defined under the U.S. Securities Act), unless the Shares which may be issued upon the exercise or settlement of such Awards are registered under the U.S. Securities Act, the Awards granted hereunder and any Shares that may be issuable upon the exercise or settlement of such Awards will be considered “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act). Accordingly, any such Awards or Shares issued prior to an effective registration statement filed with the United States Securities and Exchange Commission (the “SEC”) may not be transferred, sold, assigned, pledged, hypothecated or otherwise disposed by the Participant, directly or indirectly, without registration under the U.S. Securities Act and applicable state securities laws or unless in compliance with an available exemption therefrom. Certificate(s) representing the Awards and any Shares issued upon the exercise of settlement of such Awards prior to an effective registration statement filed with the SEC, and all certificate(s) issued in exchange therefor or in substitution thereof, will be endorsed with the following or a similar legend until such time as it is no longer required under the applicable requirements of the U.S. Securities Act:

“THE SECURITIES REPRESENTED HEREBY [for Awards add: AND ANY SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED EXCEPT (A) PURSUANT TO A REGISTRATION STATEMENT EFFECTIVE UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.”

Annex A-21

9.5 Reorganization of the Corporation

The existence of any Awards shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustment, reclassification, recapitalization, reorganization or other change in the Corporation’s capital structure or its business, or any amalgamation, combination, merger or consolidation involving the Corporation or to create or issue any bonds, debentures, shares or other securities of the Corporation or the rights and conditions attaching thereto or to affect the dissolution or legal representative of the Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar nature or otherwise.

9.6 Quotation of Shares

So long as the Shares are listed on one or more Stock Exchanges, the Corporation must apply to such Stock Exchange or Stock Exchanges for the listing or quotation, as applicable, of the Shares underlying the Awards granted under the Plan, however, the Corporation cannot guarantee that such Shares will be listed or quoted on any Stock Exchange.

9.7 Fractional Shares

If, upon the concurrent exercise of one or more Options by a Participant, the aggregate number of Shares that the Participant would otherwise be entitled to receive includes a fractional Share, then the aggregate number of Shares to be issued to the Participant upon such exercise shall be rounded down to the nearest lowest whole number of Shares, and no payment or other adjustment will be made with respect to the fractional interest so disregarded.

9.8 Governing Laws

The Plan and all matters to which reference is made herein shall be governed by and interpreted in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

9.9 Severability

The invalidity or unenforceability of any provision of the Plan shall not affect the validity or enforceability of any other provision and any invalid or unenforceable provision shall be severed from the Plan.

9.10 Code Section 409A

It is intended that any payments under the Plan to U.S. Taxpayers shall be exempt from or comply with Code Section 409A, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes and penalties under Code Section 409A. Solely to the extent that Awards of a U.S. Taxpayer are determined to be subject to Code Section 409A, the following will apply with respect to the rights and benefits of U.S. Taxpayers under the Plan:

(1) Except as permitted under Code Section 409A, any deferred compensation (within the meaning of Code Section 409A) payable to or for the benefit of a U.S. Taxpayer may not be reduced by, or offset against, any amount owing by the U.S. Taxpayer to the Corporation or any of its Affiliates.

(2) If a U.S. Taxpayer becomes entitled to receive payment in respect of any DSUs, or any Share Units that are subject to Code Section 409A, as a result of his or her Separation from Service and the U.S. Taxpayer is a “specified employee” (within the meaning of Code Section 409A) at the time of his or her Separation from Service, and the Board makes a good faith determination that (i) all or a portion of the Share Units or DSUs constitute “deferred compensation” (within the meaning of Code Section 409A) and (ii) any such deferred compensation that would otherwise be payable during the six-month period following such Separation from Service is required to be delayed pursuant to the six-month delay rule set forth in Code Section 409A in order to avoid taxes or penalties under Code Section 409A, then payment of such “deferred compensation” shall not be made to the U.S. Taxpayer before the date which is six months after the date of his or her Separation from Service (and shall be paid in a single lump sum on the first day of the seventh month following the date of such Separation from Service) or, if earlier, the U.S. Taxpayer’s date of death.

(3) A U.S. Taxpayer’s status as a “specified employee” (within the meaning of Code Section 409A) shall be determined by the Corporation as required by Code Section 409A on a basis consistent with Code Section 409A and such basis for determination will be consistently applied to all plans, programs, contracts, agreements, etc. maintained by the Corporation that are subject to Code Section 409A.

Annex A-22

(4) Although the Corporation intends that Share Units will be exempt from Code Section 409A or will comply with Code Section 409A, and that DSUs will comply with Code Section 409A, the Corporation makes no assurances that the Share Units will be exempt from Code Section 409A or will comply with it. Each U.S. Taxpayer, any beneficiary or the U.S. Taxpayer’s estate, as the case may be, is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such U.S. Taxpayer in connection with this Plan (including any taxes and penalties under Code Section 409A), and neither the Corporation nor any Subsidiary shall have any obligation to indemnify or otherwise hold such U.S. Taxpayer or beneficiary or the U.S. Taxpayer’s estate harmless from any or all of such taxes or penalties.

(5) In the event that the Board determines that any amounts payable hereunder will be taxable to a Participant under Code Section 409A prior to payment to such Participant of such amount, the Corporation may (i) adopt such amendments to the Plan and Share Units and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Board determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Share Units hereunder and/or (ii) take such other actions as the Board determines necessary or appropriate to avoid or limit the imposition of an additional tax under Code Section 409A.

(6) In the event the Corporation amends, suspends or terminates the Plan or Share Units as permitted under the Plan, such amendment, suspension or termination will be undertaken in a manner that does not result in adverse tax consequences under Code Section 409A.

ARTICLE 10
BUSINESS COMBINATION

10.1 Business Combination Agreement

This Plan contemplates the provisions of the Business Combination Agreement. To the extent applicable, it is intended that the Outstanding Options will be exchanged for Amalgamation Options pursuant to the Business Combination Agreement and each relevant Option Exchange Agreement on a tax-deferred basis under subsection 7(1.4) of the ITA.

[Signature Page Follows]

Annex A-23

IN WITNESS WHEREOF, this New Horizon Aircraft Ltd. 2024 Omnibus Share Incentive Plan has been duly approved and adopted by the Corporation and the shareholders as of the dates set forth below.

Adopted by unanimous written consent of the Board: January 4, 2024

Shareholder Approved: January 4, 2024

NEW HORIZON AIRCRAFT LTD.
By	/s/ E. Brandon Robinson
Title:	Chief Executive Officer
Date:	January 12, 2024

Annex A-24

EXHIBIT “A”
TO OMNIBUS SHARE INCENTIVE PLAN OF NEW HORIZON AIRCRAFT LTD.

FORM OF OPTION AGREEMENT

This Option Agreement is entered into between New Horizon Aircraft Ltd. (the “Company”) and the Participant named below, pursuant to the Company’s Omnibus Share Incentive Plan (the “Plan”), a copy of which is attached hereto, and confirms that on:

1.   (the “Grant Date”),

2.   (the “Participant”)

3.   was granted options (“Options”) to purchase common shares of the Company (each, a “Share”), in accordance with the terms of the Plan, which Options will bear the following terms:

(a) Exercise Price and Expiry. Subject to the vesting conditions specified below, the Options will be exercisable by the Participant at a price of CAD$[•] per Share (the “Option Price”) at any time prior to expiry on [•] (the “Expiration Date”).

(b) Vesting; Time of Exercise. Subject to the terms of the Plan, the Options shall vest and become exercisable as follows:

Number of Options	Vested On

If the aggregate number of Shares vesting in a tranche set forth above includes a fractional Share, aggregate number of Shares will be rounded down to the nearest whole number of Shares. Notwithstanding anything to the contrary herein, the Options shall expire on the Expiration Date set forth above and must be exercised, if at all, on or before the Expiration Date. Options are denominated in Canadian dollars (CAD$).

4.   The Options shall be exercisable only by delivery to the Company of a duly completed and executed notice in the form attached to this Option Agreement (the “Exercise Notice”), together with (i) payment of the Option Price for each Share covered by the Exercise Notice, and (ii) payment of any withholding taxes as required in accordance with the terms of the Exercise Notice. Any such payment to the Company shall be made by certified cheque or wire transfer in readily available funds.

5.   Subject to the terms of the Plan, the Options specified in an Exercise Notice shall be deemed to be exercised upon receipt by the Company of such written Exercise Notice, together with the payment of all amounts required to be paid by the Participant to the Company pursuant to paragraph 4 of this Option Agreement.

6.   To the extent the Participant is entitled to a Cashless Exercise Right in respect of all or any portion of the Options granted pursuant to this Option Agreement, such Cashless Exercise Right shall be exercisable only by delivery to the Company of a duly completed and executed Exercise Notice specifying the Participant’s intention to surrender such Options to the Company pursuant to such Cashless Exercise Right, together with payment of any withholding taxes as required by the Company. Any such payment to the Company shall be made by certified cheque or wire transfer in readily available funds.

7.   The Participant hereby represents and warrants (on the date of this Option Agreement and upon each exercise or surrender of Options) that:

(a) the Participant has not received any offering memorandum, or any other documents (other than annual financial statements, interim financial statements or any other document the content of which is prescribed by statute or regulation, other than an offering memorandum) describing the business and affairs of the Company that has been prepared for delivery to, and review by, a prospective purchaser in order to assist it in making an investment decision in respect of the Shares;

Annex A-25

(b) the Participant is acquiring the Shares without the requirement for the delivery of a prospectus or offering memorandum, pursuant to an exemption under applicable securities legislation and, as a consequence, is restricted from relying upon the civil remedies otherwise available under applicable securities legislation and may not receive information that would otherwise be required to be provided to it;

(c) the Participant has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Company and does not desire to utilize a registrant in connection with evaluating such merits and risks;

(d) the Participant acknowledges that an investment in the Shares involves a high degree of risk, and represents that it understands the economic risks of such investment and is able to bear the economic risks of this investment;

(e) the Participant acknowledges that he or she is responsible for paying any applicable taxes and withholding taxes arising from the exercise (or termination upon exercise of the Cashless Exercise Right) of any Options, as provided in Section 8.2 of the Plan;

(f)  this Option Agreement constitutes a legal, valid and binding obligation of the Participant, enforceable against him in accordance with its terms; and

(g) the execution and delivery of this Option Agreement and the performance of the obligations of the Participant hereunder will not result in the creation or imposition of any lien, charge or encumbrance upon the Shares.

The Participant acknowledges that the Company is relying upon such representations and warranties in granting the Options and issuing any Shares upon exercise thereof.

8.   The Participant acknowledges and represents that: (a) the Participant fully understands and agrees to be bound by the terms and provisions of this Option Agreement and the Plan; (b) agrees and acknowledges that the Participant has received a copy of the Plan and that the terms of the Plan form part of this Option Agreement, and (c) hereby accepts these Options subject to all of the terms and provisions hereof and of the Plan. To the extent of any inconsistency between the terms of this Option Agreement and those of the Plan, the terms of the Plan shall govern. The Participant has reviewed this Option Agreement and the Plan, and has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement.

9.  This Option Agreement and the terms of the Plan incorporated herein (with the Exercise Notice, if the Option is exercised or surrendered to the Company pursuant to a Cashless Exercise Right) constitutes the entire agreement of the Company and the Participant (collectively the “Parties”) with respect to the Options and supersedes in its entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Parties. This Option Agreement and the terms of the Plan incorporated herein are to be construed in accordance with and governed by the laws of the Province of British Columbia. Should any provision of this Option Agreement or the Plan be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

10. In accordance with Section 8.4(5) of the Plan, if the Options and the underlying Shares are not registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws, the Options may not be exercised in the “United States” or by “U.S. Persons” (each as defined in Rule 902 of Regulation S under the U.S. Securities Act) unless an exemption from the registration requirements of the U.S. Securities Act is available. Any Shares issued to Option holders in the United States that have not been registered under the U.S. Securities Act will be deemed “restricted securities” (as defined in Rule 144(a)(3) of the U.S. Securities Act) and bear a restrictive legend to such effect.

All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

[Remainder of page left intentionally blank]

Annex A-26

IN WITNESS WHEREOF the Company and the Participant have executed this Option Agreement as of ________, 20__.

NEW HORIZON AIRCRAFT LTD.
Per:
Authorized Signatory
EXECUTED by [•] in the presence of:	)
)
)
Signature	)
)
)
Print Name	)	[NAME OF PARTICIPANT]
)
)
Address	)
)
)
)
Occupation	)

Note to Plan Participants

This Agreement must be signed where indicated and returned to the Company within 30 days of receipt. Failure to acknowledge acceptance of this grant will result in the cancellation of your Options.

Annex A-27

EXHIBIT “B”
TO OMNIBUS SHARE INCENTIVE PLAN OF NEW HORIZON AIRCRAFT LTD.

FORM OF OPTION EXERCISE NOTICE

TO: New Horizon Aircraft Ltd.

This Exercise Notice is made in reference to stock options (“Options”) granted under the Omnibus Share Incentive Plan (the “Plan”) of New Horizon Aircraft Ltd. (the “Company”).

The undersigned (the “Participant”) holds options (“Options”) under the Plan to purchase [•] common shares of the Company (each, a “Share”) at a price per Share of CAD$[•] (the “Option Price”) pursuant to the terms and conditions set out in that certain option agreement between the Participant and the Company dated [•] (the “Option Agreement”). The Participant confirms the representations and warranties contained in the Option Agreement.

The Participant hereby:

☐

irrevocably gives notice of the exercise of ___ Options held by the Participant pursuant to the Option Agreement at the Option Price, for an aggregate exercise price of CAD$________ (the “Aggregate Option Price”), on the terms specified in the Option Agreement and encloses herewith a certified cheque payable to the Company or evidence of wire transfer to the Company in full satisfaction of the Aggregate Option Price.

The Participant acknowledges and agrees that: (i) in addition to the Aggregate Option Price, the Company may require the Participant to also provide the Company with a certified cheque or evidence of wire transfer equal to the amount of any applicable withholding taxes associated with the exercise of such Options, before the Company will issue any Shares to the Participant in settlement of the Options; and (ii) the Company shall have the sole discretion to determine the amount of any applicable withholding taxes associated with the exercise of such Options, and shall inform the Participant of such amount as soon as reasonably practicable upon receipt of this completed Exercise Notice.

- or -
☐

irrevocably gives notice of the Participant’s intention to surrender to the Company ___ Options held by the Participant pursuant to the Option Agreement in accordance with the Cashless Exercise Right (as defined in the Plan) granted in respect of such Options, and agrees to receive, in consideration for the surrender of such Options to the Company, that number of Shares equal to the following:

((A - B) x C) - D
A

where: A is the Market Value (as defined in the Plan) of a Share on determined as of the date this Exercise Notice is received by the Company; B is the Option Price; C is the number of Options in respect of which such Cashless Exercise Right is being exercised; and D is the amount of any applicable withholding taxes associated with the exercise of such Options, as determined by the Company in its sole discretion.

For greater certainty, where a Participant elects to surrender Options to the Company pursuant to his/her Cashless Exercise Right, the amount of any applicable withholding taxes determined pursuant to the above formula will be deemed to have been paid in cash by the Company to the Participant as partial consideration for the surrender and termination of the Options, which cash will be withheld by the Company and remitted to the applicable taxation authorities as may be required.

Annex A-28

Registration:

The Shares issued pursuant to this Exercise Notice are to be registered in the name of the undersigned and are to be delivered, as directed below:

Name:
Address:

Date	Name of Participant

Date	Signature of Participant

Annex A-29

EXHIBIT “C”
TO OMNIBUS SHARE INCENTIVE PLAN OF NEW HORIZON AIRCRAFT LTD.

FORM OF SHARE UNIT AGREEMENT

This Share Unit Agreement is entered into between New Horizon Aircraft Ltd. (the “Company”) and the Participant named below, pursuant to the Company’s Omnibus Share Incentive Plan (the “Plan”), a copy of which is attached hereto, and confirms that on:

1.   _________________ (the “Grant Date”),

2.   _________________ (the “Participant”)

3.   was granted ________________________ Share Units (“Share Units”), in accordance with the terms of the Plan, which Share Units will vest as follows:

Number of Share Units	Time Vesting Conditions	Performance Vesting Conditions

all on the terms and subject to the conditions set out in the Plan.

4.   Subject to the terms and conditions of the Plan, including provisions governing the vesting of Awards while the Company is in a Blackout Period, the performance period for any performance-based Share Units granted hereunder commences on the Grant Date and ends at the close of business on [•] (the “Performance Period”), while the restriction period for any time-based Share Units granted hereunder commences on the Grant Date and ends at the close of business on [•] (the “Restriction Period”). Subject to the terms and conditions of the Plan, Shares Units will be redeemed and settled fifteen days after the applicable Vesting Date, all in accordance with the terms of the Plan.

5.   By signing this Share Unit Agreement, the Participant:

(a) acknowledges that he or she has read and understands the Plan and agrees with the terms and conditions thereof, which terms and conditions shall be deemed to be incorporated into and form part of this Share Unit Agreement (subject to any specific variations contained in this Share Unit Agreement);

(b) acknowledges that, subject to the vesting and other conditions and provisions in this Share Unit Agreement, each Share Unit awarded to the Participant shall entitle the Participant to receive on settlement an aggregate cash payment equal to Market Value of a Share or, at the election of the Company and in its sole discretion, one Share of the Company. For greater certainty, no Participant shall have any right to demand to be paid in, or receive, Shares in respect of any Share Unit, and, notwithstanding any discretion exercised by the Company to settle any Share Unit, or portion thereof, in the form of Shares, the Company reserves the right to change such form of payment at any time until payment is actually made;

(c) acknowledges that he or she is responsible for paying any applicable taxes and withholding taxes arising from the vesting and redemption of any Share Unit, as determined by the Company in its sole discretion;

(d) agrees that a Share Unit does not carry any voting rights;

(e) acknowledges that the value of the Share Units granted herein is denominated in Canadian dollars (CAD$), and such value is not guaranteed; and

(f)  recognizes that, at the sole discretion of the Company, the Plan can be administered by a designee of the Company by virtue of Section 2.2 of the Plan and any communication from or to the designee shall be deemed to be from or to the Company.

6.   The Participant acknowledges and represents that: (a) the Participant fully understands and agrees to be bound by the terms and provisions of this Share Unit Agreement and the Plan; (b) agrees and acknowledges that the Participant has received a copy of the Plan and that the terms of the Plan form part of this Share Unit Agreement, and (c) hereby accepts these Share Units subject to all of the terms and provisions hereof and of the Plan. To the

Annex A-30

extent of any inconsistency between the terms of this Share Unit Agreement and those of the Plan, the terms of the Plan shall govern. The Participant has reviewed this Share Unit Agreement and the Plan, and has had an opportunity to obtain the advice of counsel prior to executing this Share Unit Agreement.

7.   This Share Unit Agreement and the terms of the Plan incorporated herein constitutes the entire agreement of the Company and the Participant (collectively the “Parties”) with respect to the Share Units and supersedes in its entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Parties. This Share Unit Agreement and the terms of the Plan incorporated herein are to be construed in accordance with and governed by the laws of the Province of Ontario. Should any provision of this Share Unit Agreement or the Plan be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

8.   In accordance with Section 8.4(5) of the Plan, unless the Shares that may be issued upon the settlement of vested Share Units granted pursuant to this Share Unit Agreement are registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and any applicable state securities laws, such Shares may not be issued in the “United States” or to “U.S. Persons” (each as defined in Rule 902 of Regulation S under the U.S. Securities Act) unless an exemption from the registration requirements of the U.S. Securities Act is available. Any Shares issued to a Participant in the United States that have not been registered under the U.S. Securities Act will be deemed “restricted securities” (as defined in Rule 144(a)(3) of the U.S. Securities Act) and bear a restrictive legend to such effect.

All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

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Annex A-31

IN WITNESS WHEREOF the Company and the Participant have executed this Share Unit Agreement as of________, 20__.

NEW HORIZON AIRCRAFT LTD.
Per:
Authorized Signatory
EXECUTED by [•] in the presence of:	)
)
)
Signature	)
)
)
Print Name	)	[NAME OF PARTICIPANT]
)
)
Address	)
)
)
)
Occupation	)

Note to Plan Participants

This Agreement must be signed where indicated and returned to the Company within 30 days of receipt. Failure to acknowledge acceptance of this grant will result in the cancellation of your Share Units.

Annex A-32

EXHIBIT “D”
TO OMNIBUS SHARE INCENTIVE PLAN OF NEW HORIZON AIRCRAFT LTD.

FORM OF DSU AGREEMENT

This DSU Agreement is entered into between New Horizon Aircraft Ltd. (the “Company”) and the Participant named below, pursuant to the Company’s Omnibus Share Incentive Plan (the “Plan”), a copy of which is attached hereto, and confirms that on:

1.  _________________ (the “Grant Date”),

2.  _________________ (the “Participant”)

3.  was granted ___________________ deferred share units (“DSUs”), in accordance with the terms of the Plan.

4.  The DSUs subject to this DSU Agreement [are fully vested] [will become vested as follows: _________________].

5.  Subject to the terms of the Plan, the settlement of the DSUs, in cash (or, at the election of the Company, in Shares or a combination of cash and Shares), shall be payable to you, net of any applicable withholding taxes in accordance with the Plan, not later than December 15 of the first (1st) calendar year commencing immediately after the Termination Date, provided that if you are a U.S. Taxpayer, the settlement will be as soon as administratively feasible following your Separation from Service. If the Participant is both a U.S. Taxpayer and a Canadian Participant, the settlement of the DSUs will be subject to the provisions of Section 5.5(1) of the Plan.

6.  By signing this agreement, the Participant:

(a) acknowledges that he or she has read and understands the Plan and agrees with the terms and conditions thereof, which terms and conditions shall be deemed to be incorporated into and form part of this DSU Agreement (subject to any specific variations contained in this DSU Agreement);

(b) acknowledges that he or she is responsible for paying any applicable taxes and withholding taxes arising from the vesting and redemption of any DSU, as determined by the Company in its sole discretion;

(c) agrees that a DSU does not carry any voting rights;

(d) acknowledges that the value of the DSUs granted herein is denominated in Canadian dollars (CAD$), and such value is not guaranteed; and

(e) recognizes that, at the sole discretion of the Company, the Plan can be administered by a designee of the Company by virtue of Section 2.2 of the Plan and any communication from or to the designee shall be deemed to be from or to the Company.

7.  The Participant acknowledges and represents that: (a) the Participant fully understands and agrees to be bound by the terms and provisions of this DSU Agreement and the Plan; (b) agrees and acknowledges that the Participant has received a copy of the Plan and that the terms of the Plan form part of this DSU Agreement, and (c) hereby accepts these DSUs subject to all of the terms and provisions hereof and of the Plan. To the extent of any inconsistency between the terms of this DSU Agreement and those of the Plan, the terms of the Plan shall govern. The Participant has reviewed this DSU Agreement and the Plan, and has had an opportunity to obtain the advice of counsel prior to executing this DSU Agreement.

8.  This DSU Agreement and the terms of the Plan incorporated herein constitutes the entire agreement of the Company and the Participant (collectively the “Parties”) with respect to the DSUs and supersedes in its entirety all prior undertakings and agreements of the Parties with respect to the subject matter hereof, and may not be modified adversely to the Participant’s interest except by means of a writing signed by the Parties. This DSU Agreement and the terms of the Plan incorporated herein are to be construed in accordance with and governed by the laws of the Province of Ontario. Should any provision of this DSU Agreement or the Plan be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

Annex A-33

9.  In accordance with Section 8.4(5) of the Plan, unless the Shares that may be issued upon the settlement of the DSU are registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and any applicable state securities laws, such Shares may not be issued in the “United States” or to “U.S. Persons” (each as defined in Rule 902 of Regulation S under the U.S. Securities Act) unless an exemption from the registration requirements of the U.S. Securities Act is available. Any Shares issued to a Participant in the United States that have not been registered under the U.S. Securities Act will be deemed “restricted securities” (as defined in Rule 144(a)(3) of the U.S. Securities Act) and bear a restrictive legend to such effect.

All capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

[Remainder of page left intentionally blank]

Annex A-34

IN WITNESS WHEREOF the Company and the Participant have executed this DSU Agreement as of _______, 20__.

NEW HORIZON AIRCRAFT LTD.
Per:
Authorized Signatory
EXECUTED by [•] in the presence of:	)
)
)
Signature	)
)
)
Print Name	)	[NAME OF PARTICIPANT]
)
)
Address	)
)
)
)
Occupation	)

Note to Plan Participants

This Agreement must be signed where indicated and returned to the Company within 30 days of receipt. Failure to acknowledge acceptance of this grant will result in the cancellation of your DSUs.

Annex A-35

Annex B

FIRST AMENDMENT

TO THE

New Horizon Aircraft Ltd.

2023 Equity Incentive Plan

This First Amendment (the “First Amendment”) to the New Horizon Aircraft Ltd. 2023 Equity Incentive Plan (the “Plan”), as adopted by the unanimous approval of the members of the Board of Directors (the “Board”) of New Horizon Aircraft Ltd., a British Columbia company (the “Company”), amends the Plan as set forth herein, effective as of the date ratified and approved by the shareholders of the Company set forth at the end of this document (the “Effective Date”). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Plan, as adopted by the Board, and as ratified and approved by the shareholders effective January 12, 2024, was adopted as the equity compensation plan of the Company to promote the success of the Company and to increase shareholder value by providing an additional means through the grant of Awards to attract, motivate, retain and reward selected employees and other eligible persons; and

WHEREAS, the Board, having considered the Company’s issuance of the Awards since the shareholders adopted the Plan, as amended, the Company’s expected needs for equity compensation and the Company’s Class A ordinary shares available for issuance in conjunction with Awards made under the Plan, has determined to adopt this First Amendment to the Plan to  (i) increase the number of Shares that may be authorized for grant pursuant to awards under the Plan by 3,580,000 shares, from 1,697,452 shares to 5,277,452 shares, and (ii) add an automatic “evergreen” clause to provide for an annual increase to be added to the Plan on the first day of each of the Company’s fiscal year, commencing on January 1, 2026 and continuing for each fiscal year until, and including, January 1, 2034, equal to the lesser of (i) 5% of the outstanding shares of all classes of Company ordinary shares on such date and (ii) the number of Shares determined by the Board.

NOW, THEREFORE, as approved by the Board as of November 11, 2024 and as approved by the shareholders of the Company as of the date listed below, this First Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this First Amendment, the Plan is hereby amended as follows:

1.     As of the Effective Date, Section 2.4(2) of the Plan is hereby amended by deleting it in its entirety and is replaced with the following:

“(2)    Subject to adjustment in accordance with Article 8, the aggregate number of Shares that may be issued under this Plan will not exceed 5,277,452 Shares, plus an annual increase to be added on the first day of each fiscal year, commencing on January 1, 2026 and continuing for each fiscal year until, and including, January 1, 2034, equal to the lesser of (i) 5% of the outstanding shares of all classes of Company ordinary shares on such date and (ii) the number of Shares determined by the Board. For the purposes of calculating the number of Shares reserved for issuance under this Plan, (i) each Option, including an Amalgamation Option, and each Share Award shall be counted as reserving the relevant number of Shares contemplated by that Option or Share Award under the Plan, and (ii) notwithstanding that the settlement of any Share Unit or DSU in Shares shall be at the sole discretion of the Corporation as provided herein, for purposes of the foregoing each Share Unit and each DSU shall, in each case, be counted as reserving the relevant number of Shares which may be used to settle them under the Plan.”

2.     Except as specifically set forth in this First Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.

As adopted by the Board of Directors of New Horizon Aircraft Ltd. on November 11, 2024.

As adopted by the Shareholders of New Horizon Aircraft Ltd. on [    ], 2024.

Annex B-1

Annex C

ADDITIONS TO THE COMPANY ARTICLES

28.      Class A Ordinary Shares

The Class A Ordinary shares without par value (the “Common shares”) have attached thereto the following special rights and restrictions.

(1)       Voting Rights. The holders of the Common shares, as such, are entitled, except as provided by law, to receive notice of and to attend and vote at all meetings of the shareholders of the Company and are entitled to one vote for each Common share held.

(2)       Dividends. Each holder of a Common share is entitled, subject to the special rights and restrictions attaching to any other class or series of shares of the Company, to receive on the date fixed for payment thereof, and the Company will pay, such dividends, if any, as the directors may in their sole and absolute discretion declare from time to time out of the money or other property of the Company properly applicable to the payment of dividends.

(3)       Liquidation, Dissolution or Winding-up. In the event of the liquidation, dissolution or winding-up, whether voluntary or involuntary, or other distribution of the assets of the Company among its shareholders for the purpose of winding-up its affairs or upon the reduction or return of capital by the Company, the holders of the Common shares are entitled, subject to the special rights and restrictions attaching to any other class or series of shares of the Company, to receive the remaining property and assets of the Company.

29.      Preferred Shares

The Preferred shares without par value (the “Preferred shares”) have attached thereto the following special rights and restrictions:

(1)       The Preferred shares may include one or more series of shares.

(2)       Subject to the Business Corporation Act, the directors may from time to time, by resolution, if none of the Preferred shares of any particular series are issued, alter the Articles of the Company and authorize the alteration of the Notice of Articles of the Company, as the case may be, to do one or more of:

(a)       determine the maximum number of shares of any of those series of shares that the Company is authorized to issue, determine that there is no such maximum number, or alter any determination made under this paragraph (a) or otherwise in relation to a maximum number of those shares;

(b)       create an identifying name by which the shares of any of those series of shares may be identified, or alter any identifying name created for those shares; and

(c)       attach special rights or restrictions to the shares of any of those series of shares, including, but without limiting or restricting the generality of the foregoing, the rate or amount of dividends (whether cumulative, non-cumulative or partially cumulative), the dates and places of payment thereof, the consideration for, and the terms and conditions of, any purchase for cancellation or redemption thereof (including redemption after a fixed term or at a premium), conversion or exchange rights, the terms and conditions of any share purchase plan or sinking fund, restrictions respecting payment of dividends on, or the repayment of capital in respect of, any other shares of the Company and voting rights and restrictions; or alter any special rights or restrictions attached to the shares of any of those series of shares; but no such special right or restriction shall be consistent with the provisions of subclauses (4) and (5) of this Article.

(4)       The holders of Preferred shares shall be entitled, on the liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, or on any other distribution of its assets among its shareholders for the purpose of winding up its affairs, to receive, before any distribution is made to the holders of Common shares or any other shares of the Company ranking junior to the Preferred shares with respect to the distribution of assets on the liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, or on any other distribution of its assets among its shareholders for the purpose of winding up its affairs, the

Annex C-1

redemption amount with respect to each Preferred share held by them, together with the fixed premium (if any) thereon, all accrued and unpaid cumulative dividends thereon, which for such purpose shall be calculated as if such dividends were accruing on a day-to-day basis up to the date of such distribution, whether or not declared, and all declared and unpaid non-cumulative dividends thereon. After payment to the holders of Preferred shares of the amounts so payable to them, they shall not, as such, be entitled to share in any further distribution of the assets of the Company except as specifically provided in the special rights and restrictions attached to the shares of any particular series of Preferred shares.

(5)       Except for such rights relating to the election of directors on a default in payment of dividends as may be attached to the shares of any series of the Preferred shares by the directors, the holders of Preferred shares shall not be entitled, as such, to receive notice of, or to attend or vote at, any general meeting of shareholders of the Company.

Annex C-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail 2024 NEW HORIZON AIRCRAFT LTD. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 16, 2024. INTERNET www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED Please mark your votes like this PROXY Proposal 1: To re-elect two Class I directors nominated by our Board and named in this proxy statement to serve until our 2027 annual meeting of shareholders. Class I Directors: (1) Trisha Nomura (2) John Pinsent To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and write the name(s) of the nominee(s) on the line below. Proposal 2: To appoint MNP LLP as our auditor and independent registered public accounting firm for the year ending May 31, 2025. Proposal 3: To approve certain changes to the New Horizon Aircraft Ltd. 2023 Equity Incen-tive Plan. Proposal 4: To approve, with or without variation, a special resolution, the full text of which is set forth in the accompanying proxy statement, authorizing amendments to the Notice of Articles and Articles of the Company, in one or more amendments, to: (a) attach special rights and restrictions to the Company’s Class A ordinary shares without par value, and (b) create a class of preferred shares, issuable in series, with special rights or restrictions attached thereto. FOR AGAINST ABSTAIN CONTROL NUMBER Signature__________________________________Signature, if held jointly_________________________________ Date__________, 2024. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

2024 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held December 17, 2024 The Proxy Statement and our 2024 Annual Report to Shareholders are available at https://www.cstproxy.com/newhorizonaircraft/2024 FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS NEW HORIZON AIRCRAFT LTD. The undersigned appoints E. Brandon Robinson and Brian Merker, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the Class A ordinary shares of New Horizon Aircraft Ltd., held of record by the undersigned at the close of business on November 12, 2024 at the Annual Meeting of Shareholders of New Horizon Aircraft Ltd. to be held on December 17, 2024, or at any adjournment thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF RE-ELECTING TWO CLASS I DIRECTORS, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, AND “FOR” PROPOSAL 4. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued and to be marked, dated and signed, on the other side)